The
Marshall Family
of Funds

Annual Report Dated August 31, 1997

Marshall Equity Income Fund Marshall Large-Cap Growth & Income Fund Marshall Mid-Cap Value Fund Marshall Mid-Cap Growth Fund Marshall International Stock Fund Marshall Small-Cap Growth Fund Marshall Short-Term Income Fund Marshall Intermediate Bond Fund Marshall Government Income Fund Marshall Intermediate Tax-Free Fund Marshall Money Market Fund

[LOGO]

TABLE OF CONTENTS

  FUND PERFORMANCE.........................................................   1
  COMMENTARIES
    Marshall Equity Income Fund............................................   2
    Marshall Large-Cap Growth & Income Fund (formerly, Marshall Stock
     Fund).................................................................   4
    Marshall Mid-Cap Value Fund (formerly, Marshall Value Equity Fund).....   6
    Marshall Mid-Cap Growth Fund (formerly, Marshall Mid-Cap Stock Fund)...   8
    Marshall International Stock Fund......................................  10
    Marshall Small-Cap Growth Fund (formerly, Marshall Small-Cap Stock
     Fund).................................................................  12
    Marshall Short-Term Income Fund........................................  14
    Marshall Intermediate Bond Fund........................................  16
    Marshall Government Income Fund........................................  18
    Marshall Intermediate Tax-Free Fund....................................  20
    Marshall Money Market Fund.............................................  22
  FINANCIAL INFORMATION
    Portfolio of Investments...............................................  23
      Marshall Equity Income Fund..........................................  23
      Marshall Large-Cap Growth & Income Fund..............................  24
      Marshall Mid-Cap Value Fund..........................................  26
      Marshall Mid-Cap Growth Fund.........................................  27
      Marshall International Stock Fund....................................  29
      Marshall Small-Cap Growth Fund.......................................  32
      Marshall Short-Term Income Fund......................................  33
      Marshall Intermediate Bond Fund......................................  35
      Marshall Government Income Fund......................................  37
      Marshall Intermediate Tax-Free Fund..................................  37
      Marshall Money Market Fund...........................................  41
    Statements of Assets and Liabilities...................................  44
    Statements of Operations...............................................  46
    Statements of Changes in Net Assets....................................  48
    Financial Highlights...................................................  52
    Notes to Financial Statements..........................................  54
  DIRECTORS & OFFICERS.....................................................  64


                                                 [_] FUND PERFORMANCE

--------------------------------------------------------------------------------

                                                                            MORNINGSTAR
                               AVERAGE ANNUAL TOTAL RETURNS (9/30/97)/5/      3-YEAR
  MARSHALL FUNDS                                      SINCE     INCEPTION    RATING/6/
                                1-YEAR    3-YEAR    INCEPTION     DATE       (9/30/97)
---------------------------------------------------------------------------------------
  EQUITY FUNDS:
  Equity Income Fund/1/           33.30%    25.78%     18.65%      9/30/93     *****
  Large-Cap Growth
   & Income Fund/1/               34.45%    23.65%     13.80%     11/20/92      ***
  Mid-Cap Value Fund/1/           32.50%    19.35%     16.64%      9/30/93      ***
  Mid-Cap Growth Fund/1/          19.12%    25.54%     17.28%      9/30/93      **
  International Stock Fund/2/     30.67%    16.10%     14.16%       9/1/94     ****
  Small-Cap Growth Fund/7/        21.11%       n/a     51.66%      11/1/95      n/a
---------------------------------------------------------------------------------------
  INCOME FUNDS:
  Short-Term Income Fund/3/        6.99%     6.48%      5.07%      11/1/92     ****
  Intermediate Bond Fund/3/        8.07%     7.50%      5.59%     11/23/92      ***
  Government Income Fund/3/        8.97%     8.69%      6.08%     12/13/92      ***
  Intermediate Tax-Free Fund/4/    6.97%     6.28%      4.59%       2/2/94      ***
---------------------------------------------------------------------------------------
  Money Market Fund
  Class A Shares                   5.37%     5.46%      4.63%     11/23/92      n/a
  Class B Shares                   5.06%     5.15%      4.34%     12/17/92      n/a
---------------------------------------------------------------------------------------


1 There were 2,143 funds in Morningstar's domestic equity category for the 3-year period.

2 There were 601 funds in Morningstar's international equity category for the 3-year period.

3 There were 1,309 funds in Morningstar's taxable bond category for the 3-year period.

4 There were 1,374 funds in Morningstar's municipal category for the 3-year period.

5 Past performance does not guarantee future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

6 Morningstar proprietary ratings reflect historical risk-adjusted performance.
  They are subject to change every month. Past performance is no guarantee of future results. Ratings are calculated from the funds' 3-, 5- and 10-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day Treasury bill returns. Ten percent of funds in a rating universe receive 5 stars, the next 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars and 10% receive 1 star.

7 The Marshall Small-Cap Growth Fund is the successor to a collective trust fund. The quoted performance data includes performance of the collective trust fund for periods before the Fund's registration statement became effective on August 30, 1996, as adjusted to reflect the Fund's anticipated expenses. The collective trust fund was not registered under the Investment Company Act of 1940 ("1940 Act") and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the collective trust fund had been registered under the 1940 Act, the performance may have been adversely affected. SMALL-CAP FUNDS MAY EXPERIENCE A HIGHER DEGREE OF VOLATILITY THAN OTHERS.

            -------------------------------------------------------
              No Bank Guarantee  Not FDIC Insured  May Lose Value
            -------------------------------------------------------



ANNUAL REPORT--COMMENTARY

[-]
MARSHALL EQUITY INCOME FUND
The Marshall Equity Income Fund (the "Fund") seeks capital appreciation and current income through a disciplined approach of investing in a broadly diversified portfolio of common stocks with above-average dividend yields. The portfolio is structured to pursue a yield at least 100 basis points (1%) more than the Standard & Poor's 500 Index (S&P 500).*

SUCCESSFUL STRATEGY REPEATS SUCCESS.
For the 12 months ended August 31, 1997, the Fund provided a total return of 30.95%,** while the S&P 500 provided a total return of 40.65% and the Lipper Equity Income Funds Index (LEIFI)* returned 31.89%. Also, as of 9/30/97, the Fund was awarded the highest rating--five stars--for its overall performance among 2,143 domestic equity funds by Morningstar.+

FINANCIALS, ENERGY PLAY AN IMPORTANT ROLE.
Money center banks were the dominant group influencing performance for this one-year period. The S&P Banks/Money Centers Index* was up 56.37% and S&P Major Regional Banks Index* was up 50.58%. Within the Fund's portfolio, for example, 10 of the 15 top performers were financial stocks, including H.F. Ahmanson, up 106.5%; First American Corp. of Tennessee, up 89.4%; and Mellon Bank, up 80.4%. Throughout the year, the Fund maintained a very substantial representation in banks. On August 31, 1997, the Fund held 16.05% in bank stocks, compared to just over 8% representation in the S&P 500. The Fund also benefited by its overweight position in energy stocks, which made up 16.2% of the portfolio on August 31, 1997. The S&P International Oil Stock Index* was up 43.08% over the one-year period. Tobacco stocks were also good performers. The S&P Tobacco Index* was up 46.93% for the year.

RISK PROTECTION SOUGHT IN REITS.
The most significant strategy change this year was the addition of Real Estate Investment Trusts, which made up 9.1% of the portfolio at fiscal year end. REITs are traditionally considered to be a conservative, high-yield, low- volatility investment; we look to them to add a defensive posture to the portfolio while pursuing attractive current yield and growth opportunities.

DISCIPLINED APPROACH HELPS TO MINIMIZE VOLATILITY.
Investing in attractively priced stocks of companies paying above-average dividends is the cornerstone of our disciplined investment approach. The Fund provided solid results in the strong bull market years of 1995 and 1996 and has continued to do so in 1997.

Equally important, however, our investment style achieved these results with a low-risk profile. Of course, any investment involves risk, including the possible loss of principal. The portfolio's above-average dividend yield combined with its low historical volatility should help reassure our investors that participation in any further market advance will be built around an investment style designed to help protect their assets on the downside.

Sincerely,

/s/ Bruce P. Hutson

Bruce P. Hutson
Manager, Marshall Equity Income Fund


"Graphic representation 1A omitted.  See Appendix."


Photo Appears Here



                                      [_] MARSHALL EQUITY INCOME FUND

               "Graphic representation 2A omitted. See Appendix."

                  "Graphic representation 3A omitted.  See Appendix."

             This graph illustrates the hypothetical investment of
                         $10,000 in the Fund from its
              inception on September 30, 1993 to August 31, 1997,
                    compared to the S&P 500 and the LEIFI.*
--------------------------------------------------------------------------------

  *The S&P 500 and LEIFI are not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in a mutual fund's performance. These indices are unmanaged. Actual investments may not be made in an index. The S&P 500 is a composite index measuring changes in stock market conditions based on the average performance of 500 widely held common stocks in industry, transportation, financial and public utility. The S&P Banks/Money Centers, Major Regional Banks, International Oil, and Tobacco Indices are capitalization-weighted indices of all stocks within each respective sector designed to measure the performance of each respective sector of the Standard & Poor's 500 Index. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated.

 **Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

***Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and LEIFI have been adjusted to reflect reinvestment of dividends on securities in the indices.

  +Morningstar proprietary ratings reflect historical risk-adjusted performance as of 9/30/97. They are subject to change every month. Past performance is no guarantee of future results. Ratings are calculated from the funds' 3-, 5- and 10-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. The fund received 5 stars for the three-year period and was rated among 2,143 domestic equity funds, respectively. Ten percent of funds in a rating universe receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars.




ANNUAL REPORT--COMMENTARY

[-]
MARSHALL LARGE-CAP GROWTH & INCOME FUND
(FORMERLY, MARSHALL STOCK FUND)
The Marshall Large-Cap Growth & Income Fund (the "Fund") invests in large capitalization stocks with growth and income orientation. The Fund's holdings are well-diversified, with representation in the major sectors of the economy. Companies held are typically leaders in their respective industries and have records of above-average financial performance and proven superior management.

FUND PERFORMANCE MIRRORED BENCHMARK.
For the 12 months ended August 31, 1997, the Fund provided a total return of 34.50%,* mirroring the Lipper Growth and Income Funds Index (LGIFI)** return of 34.68%.

TWO SECTORS WORTH NOTING.
An overweighting in financial stocks and broad diversification in economically sensitive sectors helped the Fund achieve substantial growth. Superior performers in the financial sector included BankAmerica, up 67%; Bank of New York, up 60%; and American Express, up 75% for this 12-month period. Strong performers in the more economically sensitive sectors were Air Products & Chemicals, up 49%; and General Electric, up 48%.

The technology sector underperformed the market in the first half of the Fund's fiscal year. However, it rebounded strongly off the April 1997 market lows through the fiscal year-end. For example, Fund holdings, such as IBM appreciated 76%; Microsoft, 113%; and Intel, 126% over the last 12 months. As the market rebounded off its low in April 1997, investors moved decidedly toward smaller market capitalization issues. Even IBM's and Microsoft's substantial returns in the second half of the fiscal year paled in comparison to those of small- and mid-cap technology issues. With a moderate representation in aggressive technology issues and an average market capitalization larger than that of the Standard & Poor's 500 Index (S&P 500),** the Fund lost ground to the S&P 500 during the latter part of the fiscal year.

POSITIONED FOR '98.
Concerns about earnings growth, lofty price/earnings multiples and the effects of a strong U.S. dollar discouraged the Fund from owning the larger multinational consumer products companies, such as Gillette, Coca Cola and Procter & Gamble. Unfortunately, the concern with these companies has spilled over into other large capitalization stocks with continuing strong earnings prospects such as General Electric, Boeing and Unilever.

As the market rotates through various sectors, we continue to stick to our strategy of maintaining a broadly diversified portfolio of high quality, large capitalization stocks with a strong focus on near-term earnings trends in this rich price/earnings multiple environment.

Sincerely,

/s/ William J. O'Connor

William J. O'Connor
Manager, Marshall Large-Cap Growth & Income Fund


"Graphic representation 1B omitted.  See Appendix."

Photo Appears Here



                          [_] MARSHALL LARGE-CAP GROWTH & INCOME FUND

               "Graphic representation 2B omitted. See Appendix."

                  "Graphic representation 2C omitted.  See Appendix."

            This graph illustrates the hypothetical investment of
                         $10,000 in the Fund from its
              inception on November 20, 1992 to August 31, 1997,
                   compared to the S&P 500 and the LGIFI.**
--------------------------------------------------------------------------------

  *Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

 **The S&P 500 and LGIFI are not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in a mutual fund's performance. These indices are unmanaged. Actual investments may not be made in an index. S&P 500 is a composite index of common stocks in industry, transportation, financial and public utility. Lipper figures represent an average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated.

***Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and LGIFI have been adjusted to reflect reinvestment of dividends on securities in the indices.



ANNUAL REPORT--COMMENTARY

[-]
MARSHALL MID-CAP VALUE FUND
(FORMERLY, MARSHALL VALUE EQUITY FUND)
The Marshall Mid-Cap Value Fund (the "Fund") uses a value-oriented approach to purchasing common stocks predominantly within the mid-capitalization range. The stocks purchased are typically characterized as being out-of-favor and undervalued.

FUND PROVIDED SOLID RETURN.
For the 12 months ended August 31, 1997, the Fund provided a total return of 30.20%.* For the same period, the Lipper Mid-Cap Funds Index (LMCFI)** returned 24.61%.

MAINTAINING OUR VALUE APPROACH.
We use a pure stock-picking approach without emphasis on sector rotation or group momentum. We buy out-of-favor, undervalued stocks and patiently wait for the company to implement strategies aimed to enhance shareholder returns. The Fund's investment style does not necessarily move with market momentum.

CONCENTRATING ON THREE VALUE SCENARIOS.
The Fund has experienced considerable success in focusing on three categories of out-of-favor or undervalued stocks:

1. ASSET RECOGNITION. We look for stocks that have significant financial, tangible or intangible assets that are not currently recognized in the market. Up 72% over the last 12 months, Trizec Hahn (formerly Horsham) was recognized for its asset value and management talent, something we identified more than a year ago.

2. TURN-AROUNDS. Frequently, we find value opportunities when a company implements more effective ways to conduct its core business. This year, new management at Sunbeam-Oster Corp. concentrated on the company's most profitable product lines, driving their shareholder return to 96.3%.

3. RESTRUCTURINGS. When companies change their business strategy or shift to a different business segment, patient value investors can be rewarded. Imperial Chemical Industries initiated a move from cyclical commodity chemicals to less cyclical specialty chemicals, prompting a 36.7% return. We anticipate further price appreciation as management uses this same skill set on additional business lines.

MAINTAINING OUR PATIENT STANCE.
The Fund is positioned to benefit from the disciplined approach used to identify strong opportunities in undervalued stocks. We thank you for your continued commitment to the Marshall Mid-Cap Value Fund.

Sincerely,

/s/ Matthew B. Fahey

Matthew B. Fahey
Co-Manager, Marshall Mid-Cap Value Fund

/s/ John C. Potter

John C. Potter, C.F.A.
Co-Manager, Marshall Mid-Cap Value Fund


"Graphic representation 1C omitted.  See Appendix."

Photo Appears Here



                                      [_] MARSHALL MID-CAP VALUE FUND

               "Graphic representation 2C omitted. See Appendix."

                  "Graphic representation 3C omitted.  See Appendix."

             This graph illustrates the hypothetical investment of
                    $10,000 in the Fund from its inception
                   on September 30, 1993 to August 31, 1997,
                compared to the S&P 500, SPMC and the LMCFI.**
--------------------------------------------------------------------------------

  *Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

 **The S&P 500, SPMC and the LMCFI are not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. These indices are unmanaged. Actual investments may not be made in an index. The S&P 500 is a composite index measuring changes in stock market conditions based on the average performance of 500 widely held common stocks in industry, transportation, financial and public utility. SPMC is a composite index of 400 common stocks with market capitalizations between $200 and $7.5 billion in industry, transportation, financial and public utility. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. The investment adviser has elected to change the benchmark of the Fund from the S&P 500 to the SPMC, since the Fund's portfolio of primarily mid-cap stocks more clearly resembles the stocks that comprise the SPMC.

***Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, SPMC and LMCFI have been adjusted to reflect reinvestment of dividends on securities in the indices.



ANNUAL REPORT--COMMENTARY

[-]
MARSHALL MID-CAP GROWTH FUND
(FORMERLY, MARSHALL MID-CAP
STOCK FUND)
The Marshall Mid-Cap Growth Fund's (the "Fund") goal is to seek capital appreciation by investing in companies with market capitalizations between $200 million and $7.5 billion that are exhibiting strong financial characteristics and expected growth significantly above the average corporation.

UPWARD MOMENTUM REFLECTED IN 12-MONTH FIGURES.
For the 12 months ended August 31, 1997, the Fund provided a total return of 19.14%,* compared to the Standard & Poor's Mid-Cap 400 Stock Price Index
(SPMC)** total return of 37.28% and the Lipper Mid-Cap Fund Index (LMCFI)** return of 24.61%. For the three years ended August 31, 1997, the Fund provided an annualized total return of 21.65%,* compared to the SPMC total return of 22.75% and the LMCFI return of 21.16%.

In the first half of the year, lack of dividend support and limited exposure to utilities (in line with our aggressive growth strategy) adversely affected our return in comparison to the SPMC and LMCFI. However, in the six months ended August 31, 1997 the Fund has returned 17.06%, beating out the LMCFI (16.8%) and closing ground on the SPMC (20.5%).

PATIENCE AND DISCIPLINE WERE REWARDED.
It is important to note that, although small- and mid-caps endured a difficult period, the Fund did not experience style drift into larger capitalization stocks. We stayed true to our discipline, seeking growth in attractively valued, high quality mid-cap companies.

The Fund has been very successful in its exposure to broadcast stocks, a sector we invested in because of recent FCC regulation changes. As we anticipated, consolidations benefited share prices, and we benefited from growth at Clear Channel, up 49%; and Westwood One, up 64%.

We have increased our exposure in oil services, given increased demand for energy and opportunities for offshore drilling, in particular in the Gulf of Mexico. Big players here have been EVI, up 37%; and ENSCO International, up 71%. Finally, we have seen high employment and consumer confidence benefit our retail investments, in particular Kohl's, Abercrombie & Fitch, and Bed, Bath and Beyond.

OUTLOOK FOR MID-CAPS IS OPTIMISTIC.
We are entering what may be a very positive period for small- and mid-cap stocks in relation to large caps. The market shift in 1996-1997 allowed us to take advantage of tremendous values in the mid-cap arena. As the market begins to recognize this value, we feel confident that we are well positioned to benefit from this shift in momentum.

Sincerely,

/s/ Steve D. Hayward

Steve D. Hayward
Manager, Marshall Mid-Cap Growth Fund


"Graphic representation 1D omitted.  See Appendix."

Photo Appears Here



                                     [_] MARSHALL MID-CAP GROWTH FUND

               "Graphic representation 2D omitted. See Appendix."

                  "Graphic representation 3D omitted.  See Appendix."

             This graph illustrates the hypothetical investment of
                         $10,000 in the Fund from its
              inception on September 30, 1993 to August 31, 1997,
                     compared to the SPMC and the LMCFI.**
--------------------------------------------------------------------------------

  *Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

 **The SPMC and the LMCFI are not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in a mutual fund's performance. These indices are unmanaged. Actual investments may not be made in an index. SPMC is a composite index of 400 common stocks with market capitalizations between $200 million and $7.5 billion in industry, transportation, financial and public utility. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated.

***Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The SPMC and LMCFI have been adjusted to reflect reinvestment of dividends on securities in the indices.



ANNUAL REPORT--COMMENTARY

[-]
MARSHALL INTERNATIONAL STOCK FUND
The Marshall International Stock Fund (the "Fund"), which is sub-advised by Templeton Investment Counsel, Inc., seeks long-term capital appreciation through a flexible policy of investing in stocks and debt obligations of companies and governments outside the United States.+

THE FUND CONTINUED TO OUTPERFORM INDICES.
For the 12 months ended August 31, 1997, the Fund provided a total return of 22.73%,* compared to a total return of 9.4% by the Morgan Stanley Capital International Europe, Australia and Far East Index (EAFE Index)** and 17.38% provided by the Lipper International Funds Index (LIFI).** Also, as of 9/30/97, the Fund was awarded a four-(out of five) star rating for its overall performance among 601 international equity funds by Morningstar.+

EUROPE AND SOUTH AMERICA PROVIDED GROWTH PLAYERS.
Europe remained the single largest weighting in the Fund, as we continued to find value there on a selective basis. We were net sellers of financial stocks in Europe, and particularly decreased our exposure in Sweden, but careful analysis turned up growth opportunities throughout the continent, especially in the United Kingdom.

The largest single contributor to the Fund's outstanding performance was Philips Electronics of the Netherlands, whose share price more than doubled due to a restructuring program that is expected to continue well into 1998. The restructuring program is expected to reduce headcount and streamline operations, allowing Philips to compete successfully in the global electronics industry.

In Latin America, the Brazilian telephone company Telebras remained one of our larger holdings and better performers. Throughout the region, however, we have seen stronger economies reflected in strong share price performance. Additionally, many Latin American countries plan to redeem their high cost Brady Bonds, which will lower their cost of capital and provide the support for further economic improvement.

BARGAINS AVAILABLE IN SELECTED FAR EAST MARKETS. Our low exposure in Japan once again proved beneficial to the Fund's performance. We will continue to spend our energies looking for Japanese companies that match our value discipline. On the back of the currency crisis in Thailand, which spilled over to neighboring countries, we are starting to find value opportunities in the bear markets of southeast Asia, Indonesia and the Philippines. We are also favorably disposed to China and Hong Kong.

"Selective stock picking" are the operative words for the next several months, as we find certain markets and sectors fully valued. We will continue to search for value opportunities in selected markets and invest in high-quality companies with solid fundamentals as they appear on our bargain list.

Sincerely,

/s/ Gary R. Clemons

Gary R. Clemons
Manager, Marshall International Stock Fund


"Graphic representation 1E omitted.  See Appendix."



                                [_] MARSHALL INTERNATIONAL STOCK FUND

               "Graphic representation 2E omitted. See Appendix."

                  "Graphic representation 3E omitted.  See Appendix."

            This graph illustrates the hypothetical investment of
                         $10,000 in the Fund from its
              inception on September 1, 1994 to August 31, 1997,
                  compared to the EAFE Index and the LIFI.**
--------------------------------------------------------------------

 +Foreign investing involves special risks, including currency risk, increased volatility of foreign securities and differences in auditing and other financial standards.

 *Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

**The EAFE Index and the LIFI are not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in a mutual fund's performance. These indices are unmanaged. Actual investments may not be made in an index. The EAFE Index is a market capitalization-weighted foreign securities index, which is widely used to measure the performance of European, Australian and New Zealand, and Far East stock markets. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated.

 +Morningstar proprietary ratings reflect historical risk-adjusted performance as of 9/30/97. They are subject to change every month. Past performance is no guarantee of future results. Ratings are calculated from the funds' 3-, 5- and 10-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. The fund received 4 stars for the three-year period and was rated among 601 international equity funds, respectively. Ten percent of funds in a rating universe receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars.



ANNUAL REPORT--COMMENTARY

[-]
MARSHALL SMALL-CAP GROWTH FUND
(FORMERLY, MARSHALL SMALL-CAP
STOCK FUND)
The Marshall Small-Cap Growth Fund (the "Fund") seeks capital appreciation by investing in stocks issued by high-growth companies with market capitalizations as high as $1 billion and as low as $100 million.

FUND OUTPERFORMED INDUSTRY AVERAGE.
For the 12 months ended August 31, 1997, the Fund provided a total return of 21.22%,*+ compared to the Lipper Small-Cap Funds Index (LSCFI)** return of 18.81%.

BROADCASTING AND ENERGY REWARD AS ANTICIPATED.
For the first six months of the fiscal year, small caps struggled and underperformed the market. In the last quarter, however, the tide turned and our aggressive growth strategy was rewarded. We ended the year ahead of the LSCFI and gaining ground on the Russell 2000 Index (Russell 2000).**

Throughout this 12-month period we adhered to our philosophy of investing in high quality growth companies. Over the long run, we believe stock prices track earnings growth. Despite our underperformance in the first six months of the year, companies owned in the Fund continued to meet or exceed our earnings expectations and our patience was rewarded as the year came to a close.

Of particular note were small-cap names in the broadcasting industry. We anticipated consolidations in response to new FCC regulations and found considerable success with Westwood One, up 64%; and Heftel Broadcasting, the largest owner of radio stations for the Spanish-speaking market, up 64%.

We continue to look for growth companies with strong fundamentals within the technology sector. With dramatic changes occurring in the telecommunications industry, we were rewarded through investments in Powerwave Technologies, up 93%; McLeod USA, up 69%; and Computer Products, up 63%.

EARLY SIGNS FAVORABLE FOR SMALL CAPS.
We continue to believe that oil field service companies are well-positioned to benefit from increased energy demand, tight supply/demand characteristics in their markets, and new drilling opportunities in the deep water Gulf of Mexico. Investments in this sector include Newpark Resources, BJ Services and Eagle Geophysical. We have also increased exposure in the retail sector (Party City, Abercrombie & Fitch) in response to high employment, increased consumer spending and other indications of a strengthening holiday season.

With small-caps trading at a fraction of their growth rates and large-caps trading as much as three times their growth rates, we feel the Fund is poised to capitalize on this valuation disparity. Small-caps may be capable of offering steadier (albeit more risky) earnings and higher, more sustainable growth rates than large caps. We are optimistic that we will see the market respond with additional price appreciation for small-caps over the next several months. We remain committed to our strategy of investing in quality, rapidly growing companies and we believe this will reward our investors over time.

Sincerely,

/s/ Steven D. Hayward

Steven D. Hayward
Co-Manager, Marshall Small-Cap Growth Fund

/s/ David J. Lettenberger

David J. Lettenberger
Co-Manager, Marshall Small-Cap Growth Fund


"Graphic representation 1F omitted.  See Appendix."

Photo Appears Here



                                   [_] MARSHALL SMALL-CAP GROWTH FUND

               "Graphic representation 2F omitted. See Appendix."

                  "Graphic representation 3F omitted.  See Appendix."

             This graph illustrates the hypothetical investment of
                         $10,000 in the Fund from its
              inception on November 1, 1995+ to August 31, 1997,
                 compared to the Russell 2000 and the LSCFI.**
--------------------------------------------------------------------

  * Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

 ** The Russell 2000 and LSCFI are not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in a mutual fund's performance. These indices are unmanaged. Actual investments may not be made in an index. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. The Russell 2000 is an index of common stocks whose market capitalizations generally range from $200 million to $5 billion. SMALL-CAP FUNDS MAY EXPERIENCE A HIGHER DEGREE OF MARKET VOLATILITY.

*** Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell 2000 and LSCFI have been adjusted to reflect reinvestment of dividends on securities in the indices.

  + The Marshall Small-Cap Growth Fund is the successor to a collective trust fund. The quoted performance data includes performance of the collective trust fund for periods before the Fund's registration statement became effective on August 30, 1996, as adjusted to reflect the Fund's anticipated expenses. The collective trust fund was not registered under the Investment Company Act of 1940 ("1940 Act") and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the collective trust fund had been registered under the 1940 Act, the performance may have been adversely affected.



ANNUAL REPORT--COMMENTARY

[-]
MARSHALL SHORT-TERM INCOME FUND
The Marshall Short-Term Income Fund (the "Fund") seeks to maximize total return consistent with current income, while minimizing price fluctuation. The Fund invests in a diversified portfolio of short- to intermediate-term high-grade bonds and notes.

FUND OUTPERFORMED INDEX.
For the 12 months ended August 31, 1997, the Fund provided a total return of 7.20%,* compared to 5.02% by the IBC/Donoghue's Taxable Money Fund Average
(DMFA),** 7.05% provided by the Merrill Lynch 1-3 Year U.S. Treasury Index** and 6.8% compared to the Lipper Short-Term Investment Grade Bond Fund Index.** Also, as of 9/30/97, the Fund was awarded a four-(out of five) star rating for its overall performance among 1,309 taxable bond funds by Morningstar.+

MARKET REACTION PROVED DIFFERENT.
Interest rates fell throughout this fiscal year. Last fall, the market was predicting a strong economy with inflation to follow. The economy did prove to be strong, but the inflation fears did not play out. As a result, rates fell about 50 to 60 basis points across the curve, and bond prices rose.

The labor market is the strongest it has been in over 20 years and the Gross Domestic Product is well over its published "speed limit." Yet, instead of rising inflation, we are seeing it slip to very low levels. The market has started to get more comfortable with a "this time it's different scenario" and has taken the inflation premium out of bond prices.

We feel that the only thing that is different this time is the market's perception. History typically repeats, and it would be a mistake to assume that inflation will not become a factor again--particularly since there are no signs of the economy slowing down. Record productivity and global expansion have prolonged the economic cycle and made inflation less noticeable, but at some point the bond market will build in another inflation premium.

STRATEGY CONTINUED TO EMPHASIZE YIELD.
Despite considerable volatility, interest rates were relatively unchanged over the last six months. Going forward, as this range-bound market prevails, we will continue to stress yield. Shorter durations will be replaced by slightly longer and neutral durations. And, since we feel the short end of the curve is mispricing the Federal Reserve Board outlook, the Fund will own a larger percentage of cash equivalents, mortgages, asset-backed and short floating-rate securities.

We feel these strategies will help us seek our objective of maximizing total return while minimizing share price volatility.


Sincerely,

/s/ Mark D. Pittman

Mark D. Pittman
Manager, Marshall Short-Term Income Fund



"Graphic representation 1G omitted.  See Appendix."


Photo Appears Here



                                  [_] MARSHALL SHORT-TERM INCOME FUND

               "Graphic representation 2G omitted. See Appendix."

                  "Graphic representation 3G omitted.  See Appendix."

             The graph illustrates the hypothetical investment of
                         $10,000 in the Fund from its
               inception on November 1, 1992 to August 31, 1997,
                        compared to LSTIBI and DMFA.**
--------------------------------------------------------------------------------

  * Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

 ** The LSTIBI and DMFA are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in a mutual fund's performance. These indices are unmanaged. Actual investments may not be made in an index. IBC/Donoghue's Money Fund Report(TM) publishes annualized yields of hundreds of money market funds on a weekly basis and through its Money Market Insight publication reports monthly and year-to-date investment results for the same money funds. The Merrill Lynch 1-3 Year U.S. Treasury Index is an index tracking short-term U.S. government securities with maturities between 1 and 2.99 years. The index is produced by Merrill Lynch, Pierce, Fenner & Smith, Inc. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated.

*** Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The LSTIBI and DMFA have been adjusted to reflect reinvestment of dividends on securities in the indices.

   +Morningstar proprietary ratings reflect historical risk-adjusted performance as of 9/30/97. They are subject to change every month. Past performance is no guarantee of future results. Ratings are calculated from the funds' 3-, 5- and 10-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. The fund received 4 stars for the three-year period and was rated among 1,309 taxable bond funds, respectively. Ten percent of funds in a rating universe receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars.

  ++Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with longer durations generally have more volatile prices than securities of comparable quality with shorter durations.



ANNUAL REPORT--COMMENTARY

[-]
MARSHALL INTERMEDIATE BOND FUND
The goal of the Marshall Intermediate Bond Fund (the "Fund") is to maximize total return consistent with current income. The Fund primarily buys high-grade bonds and notes with a maturity of three to ten years.

FUND MATCHED BENCHMARK, EXCEEDED PEER INDEX.
For the 12 months ended August 31, 1997, the Fund provided a total return of 8.42%,* compared to a return of 8.4% by the Lehman Brothers Intermediate Government/Corporate Bond Index (LGCI)** and 7.3% by the Lipper Intermediate Investment Grade Bond Funds Index (LIBF).**

STRATEGY EMPHASIZED CORPORATE QUALITY.
Throughout the second half of the fiscal year, the Fund concentrated on upgrading corporate quality and reducing some of its corporate bond exposure due to corporates' very narrow spreads. At this point, we no longer see any reason to lower corporate exposure further; however, the narrowness of corporate spreads means credit quality has converged. There is no benefit to taking on additional risk. We will stick with the good performers thus far, including the bank and brokerage sector and mortgage securities.

In addition to concentrating on credit quality, we will continue our strategy of enhancing yield wherever possible and emphasizing neutral duration in response to high market volatility. In the last six months, we saw interest rates moving up and down frequently, only to end up where they started. As we go forward, we feel the market will continue to be range bound, as investors ponder the future of this prolonged strong economy.

MARKET IGNORES HISTORIC CYCLES.
Historically, a long period of economic growth--as indicated by low unemployment, strong Gross Domestic Product and record consumer confidence--is followed by a period of inflation. Because global expansion and productivity have overshadowed inflation, the market is romancing the idea that "this time it's different." In fact, the bond market is not pricing in any more Federal Reserve Board (the "Fed") tightening.

History typically repeats itself and at some point, the Fed may have to raise rates in response to this rapidly growing economy. In preparation for that scenario, the Fund is taking a protective stance: maintaining interest rate exposure that's in line with the index and attempting to maximize yield wherever possible.

Sincerely,

/s/ Mark D. Pittman

Mark D. Pittman
Manager, Marshall Intermediate Bond Fund


"Graphic representation 1H omitted.  See Appendix."

Photo Appears Here



                                  [_] MARSHALL INTERMEDIATE BOND FUND

               "Graphic representation 2H omitted. See Appendix."

                  "Graphic representation 3H omitted.  See Appendix."

             This graph illustrates the hypothetical investment of
                         $10,000 in the Fund from its
              inception on November 23, 1992 to August 31, 1997,
                     compared to the LGCI and the LSIBF.**
--------------------------------------------------------------------------------

  *Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

 **The LGCI and the LSIBF are not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in a mutual fund's performance. These indices are unmanaged. Actual investments may not be made in an index. LGCI is an index comprised of government and corporate bonds rated BBB or higher with maturities between 1-10 years. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated.

***Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The LGCI and the LSIBF have been adjusted to reflect reinvestment of dividends on securities in the indices.

  +Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with longer durations generally have more volatile prices than securities of comparable quality with shorter durations.



ANNUAL REPORT--COMMENTARY

[-]
MARSHALL GOVERNMENT INCOME FUND
The Marshall Government Income Fund (the "Fund") seeks to generate a high level of current income while maximizing total return with moderate share-value volatility. Strategies are focused on the investment opportunities within the mortgage-backed securities market, in particular the government agency-backed, whole loan and home equity loan sectors of the mortgage market.

FUND OUTPERFORMED PEER.
For the 12 months ended August 31, 1997, the Fund provided a total return of 9.35%,* compared to a return of 9.23% provided by the Lipper U.S. Mortgage Funds Index (LUSMI).** In fact, the Marshall Government Income Fund earned a three- (out of five) star rating among 1,309 taxable bond funds from Morningstar as of 9/30/97.+

A BANNER YEAR FOR MORTGAGES.
Mortgages had one of the best years ever, outperforming duration-equal Treasuries by more than one full point. Overall, mortgages were one of the best performing fixed-income sectors, outperforming most investment-grade bonds. This exceptional performance is attributable to three factors: 1) mortgages were more attractive on a yield basis, 2) the market was range-bound, and 3) market volatility declined and remained at a very low level.

So strong was the mortgage market in the first six months of the year that we began to add structured bonds that would do better in a declining market. As the market demanded liquidity and yield over structure, that strategy-- which should prove advantageous in the long term--caused us to underperform the LUSMI slightly in the short term.

NEW ADDITION TO THE STRATEGY.
We continue to think bonds look attractive over the next 6 to 12 months, and we still hold a steady duration of 4.1-4.3 years. To help boost performance, we have increased our allocations to dollar rolls, which are commitments to buy mortgage issues for a future settlement, in exchange for a price concession. As long as Wall Street's love affair with mortgages continue, the financing rate of dollar rolls should remain attractive and provide the opportunity to boost the returns of the mortgages being rolled, by 50 to 75 basis points over the course of a year. Key to this strategy will be buying and rolling the mortgage issues most in demand to create CMOs.

Similar to the rewards of good stock selection, identifying specific, "vintage" mortgages has generated significant returns over the last two years. It is an opportunistic strategy that requires sound analytical techniques and the ability to recognize distinctive "vintage" characteristics. Mortgages exhibiting "burn-out" or lack of refinancing activity usually are due to homeowners with small remaining mortgage balances or loans on homes in areas of the country with weak or declining home values. These "vintage" mortgages offer higher yields with steady prepayments, consistent with our goal of generating a high current income with limited volatility.

Sincerely,

/s/ Lawrence J. Pavelec

Lawrence J. Pavelec
Manager, Marshall Government Income Fund


"Graphic representation 1I omitted.  See Appendix."

Photo Appears Here



                                  [_] MARSHALL GOVERNMENT INCOME FUND

               "Graphic representation 2I omitted. See Appendix."

                  "Graphic representation 3I omitted.  See Appendix."

             This graph illustrates the hypothetical investment of
                         $10,000 in the Fund from its
              inception on December 13, 1992 to August 31, 1997,
                     compared to the LMI and the LUSMI.**
--------------------------------------------------------------------------------

  *Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

 **The LMI and LUSMI are not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in a mutual fund's performance. These indices are unmanaged. Actual investments may not be made in an index. LMI is an index comprised of fixed rate securities backed by mortgage pools of Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corp. (FHLMC) and Federal National Mortgage Association
   (FNMA). Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated.

***Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The LMI and LUSMI have been adjusted to reflect reinvestment of dividends on securities in the indices.

  +Morningstar proprietary ratings reflect historical risk-adjusted performance as of 9/30/97. They are subject to change every month. Past performance is no guarantee of future results. Ratings are calculated from the funds' 3-, 5- and 10-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. The fund received 3 stars for the three-year period and was rated among 1,309 taxable bond funds, respectively. Ten percent of funds in a rating universe receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars.

 ++Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with longer durations generally have more volatile prices than securities of comparable quality with shorter durations.



ANNUAL REPORT--COMMENTARY

[-]
MARSHALL INTERMEDIATE TAX-FREE FUND
The primary goal of the Marshall Intermediate Tax-Free Fund (the "Fund") is to generate income that is exempt from federal income tax.+

FUND PERFORMANCE MIRRORED BENCHMARK.
For the 12 months ended August 31, 1997, the Fund provided a total return of 6.67%,* compared to a return of 6.69% for the Lehman Brothers 5-Year General Obligations Index (L5GO)** and 6.9% for the Lipper Intermediate Municipal Funds Index (LMI).** This return represents more than just income, as overall performance benefited from the drop in interest rates over the fiscal year.

BOND MARKET REACTS TO STRONG ECONOMY.
The key issue for the bond market continues to be the lack of inflationary pressure despite robust economic growth. While the Federal Reserve Board (the "Fed") debates the need for another round of tighter monetary policy, bond investors remain ever vigilant to any indication of increasing inflation. The future positioning of the Fund will depend on the outlook for Fed policy and its subsequent effect on market yields.

The credit quality of municipal bonds has generally improved in lockstep with continued economic growth. State and local tax receipts have generally exceeded both the budgeted expectation and need of municipalities. Healthier financial profiles convinced rating agencies to upgrade numerous issuer credit ratings, action justified only if politicians prudently manage their largesse. In the past, such windfalls have served to trigger new spending programs of marginal benefit to taxpayers, rather than tax cuts or the build-up of "rainy day" funds.


The proliferation of bond insurance in the municipal market has caused a drop in the supply of lower-rated credits, forcing higher yield buyers to scramble for extra yield. This phenomenon tends to further narrow the already modest yield pick-up available in lower-rated credits. We continue to focus on upgrading quality while giving up minimal yield by swapping out of bonds that offer little reward of further improvement. When the economy slows, this strategy should serve the portfolio well.

DISCIPLINED STRATEGY MAY CONTINUE TO REWARD.
Recent tax legislation will not significantly affect municipal bonds or the Fund's portfolio. Income tax rates remain the same, and the newly created Roth IRA does not favor the top bracket taxpayers. If the lower capital gains rate entices stock sales, the municipal market may benefit from some increased demand via re-allocations. We remain cognizant of our goal to provide sufficient after-tax return and seek to minimize any taxable distribution from the Fund.

The assets of the Marshall Intermediate Tax-Free Fund have grown much faster than the average municipal bond fund over the last 12 months. The fund is approximately 33% larger than a year ago. We will strive to meet the ongoing needs of our investors by seeking the best values available in the marketplace. We look forward to providing a competitive return on investment for all of our shareholders.

Sincerely,

/s/ John D. Boritzke

John D. Boritzke
Manager, Marshall Intermediate Tax-Free Fund


"Graphic representation 1J omitted.  See Appendix."

Photo Appears Here

+Income may be subject to the federal alternative minimum tax and state and local taxes.




                              [_] MARSHALL INTERMEDIATE TAX-FREE FUND

               "Graphic representation 2J omitted. See Appendix."

                  "Graphic representation 3J omitted.  See Appendix."

This graph illustrates the hypothetical investment of $10,000 in the Fund from its inception on February 2, 1994 to August 31, 1997, compared to the L5GO and the LIMI.**
--------------------------------------------------------------------------------

  *Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

 **The L5GO and LIMI are not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in a mutual fund's performance. These indices are unmanaged. Actual investments may not be made in an index. L5GO is an index comprised of all state general obligation debt issues with maturities between four and six years. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated.

***Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The L5GO and LIMI have been adjusted to reflect reinvestment of dividends on securities in the indices.

 ++Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with longer durations generally have more volatile prices than securities of comparable quality with shorter durations.



ANNUAL REPORT--COMMENTARY

[-]
MARSHALL MONEY MARKET FUND
The Marshall Money Market Fund (the "Fund") seeks to provide current income consistent with stability of principal. The Fund's adviser attempts to generate an annual net return exceeding IBC's Taxable Money Fund Report Average(TM) while maintaining a stable $1 price per share.* The Fund purchases high-quality, short-term money market securities, including banker's acceptances, certificates of deposit, first-tier commercial paper, master notes, repurchase agreements, and U.S. Treasury and agency securities.

FUND CONTINUED TO IMPROVE ON BENCHMARK.
For the 12 months ended August 31, 1997, the Fund provided a total return of 5.35%** for Class A Shares, compared to a return of 5.02% for the IBC/Donoghue's Taxable Money Fund Average (Donoghue).*** Class B shares provided a total return of 5.04%.**

DOLLAR COST AVERAGING PAID OFF.
Class A Shares continued to beat the IBC benchmark by about 31 basis points, while Class B Shares mirrored the Donoghue average very closely. Overall, our exposure to commercial paper continued to shrink as a percentage of the portfolio throughout the fiscal year. More attractive investments can be found in floating rate notes, funding agreements and master notes. The Fund has also added paper in the one-year range as well, averaging in at rates of 5.95% and above.

Average maturity increased slightly from 45 out to 50 days as the Fund concentrated on master notes and floating rate notes.

THE FEDERAL RESERVE BOARD HOLDS REINS TIGHTLY.
As our fiscal year ended, the economy was characterized by continued low inflation, low unemployment and good corporate earnings. Home sales and consumer confidence were at record levels. It all begs the question; how much growth can we incur without prompting inflation?

Obviously, this cozy scenario cannot occur indefinitely. While the economy should stay strong for the short-term, the long-term position depends on what the Federal Reserve Board (the "Fed") does. Ultimately, short-term yields will go wherever Fed Chairman Alan Greenspan wants to take them.

As this scenario plays out, we will continue to maintain our exposure to only the highest quality corporate credits and actively manage the average maturity in an attempt to maximize shareholder return.

Sincerely,

/s/ Richard M. Rokus

Richard M. Rokus Manager,
Marshall Money Market Fund


Photo Appears Here

"Graphic representation K omitted.  See Appendix."


  *Although money market funds seek to maintain a stable net asset value of $1 per share, there is no assurance that they will be able to do so. An investment in the Fund is neither insured nor guaranteed by the U.S. Government.
 **Performance quoted represents past performance and is not indicative of future results. Yields will vary.
***IBC/Donoghue's Money Fund Report(TM) publishes annualized yields of hundreds of money market funds on a weekly basis and through its Money Market Insight publication reports monthly and year-to-date investment results for the same money funds.
  +The 7-day net annualized yield is based on the average net income per share for the 7 days ended on the date of calculation and the offering price on that date. The 7-day effective yield is based on the 7-day net yield and is then compounded and annualized.




                                                    August 31, 1997

                                                       PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
 EQUITY INCOME FUND
--------------------------------------------------------------------------------

 ------------------------------------------------------
  Shares  Description                             Value
 ------------------------------------------------------
          COMMON STOCKS -- 91.0%
          CAPITAL GOODS -- 4.9%
          AEROSPACE AND DEFENSE
   26,500 Rockwell International Corp.       $1,590,000
                                             ----------
          ELECTRONICS
   18,900 AMP, Inc.                             945,000
   21,000 General Signal Corp.                  910,875
                                             ----------
          Total                               1,855,875
                                             ----------
          OFFICE EQUIPMENT
   96,800 Xerox Corp.                         7,308,400
                                             ----------
          OTHER CAPITAL GOODS
   47,000 Browning-Ferris Industries, Inc.    1,642,063
   47,100 Tenneco, Inc.                       2,287,294
   50,900 Waste Management, Inc.              1,628,800
                                             ----------
          Total                               5,558,157
                                             ----------
          Total Capital Goods                16,312,432
                                             ----------
          CONSUMER DURABLES -- 6.3%
          APPLIANCE
   93,300 Maytag Corp.                        2,559,919
   31,500 Whirlpool Corp.                     1,803,375
                                             ----------
          Total                               4,363,294
                                             ----------
          AUTOMOTIVE & RELATED
  124,000 Chrysler Corp.                      4,355,500
   44,900 Echlin, Inc.                        1,664,106
   43,400 Ford Motor Co.                      1,866,200
   57,800 General Motors Corp.                3,626,950
                                             ----------
          Total                              11,512,756
                                             ----------
          HOUSEHOLD PRODUCT/WARES
   24,700 Fortune Brands, Inc.                  849,063
   70,800 Heinz (H.J.) Co.                    2,947,050
   37,100 Tupperware Corp.                    1,245,169
                                             ----------
          Total                               5,041,282
                                             ----------
          Total Consumer Durables            20,917,332
                                             ----------
          CONSUMER NON-DURABLES -- 15.7%
          COSMETICS/TOILETRIES
   80,000 Dial Corp.                          1,350,000
                                             ----------
          HEALTH CARE
   26,000 Abbott Laboratories                 1,558,375
   70,200 American Home Products Corp.        5,054,400
   19,100 Bausch & Lomb, Inc.                   784,294
   62,300 Baxter International, Inc.          3,313,581
   81,000 Bristol-Myers Squibb Co.            6,156,000
   40,000 Glaxo Wellcome PLC , ADR            1,595,000
   53,300 Merck & Co., Inc.                   4,893,606
                                             ----------
          Total                              23,355,256
                                             ----------
          PRINTING & PUBLISHING
   22,000 McGraw-Hill Cos., Inc.              1,348,875
                                             ----------
          RETAIL
   74,000 Limited, Inc.                       1,683,500
   16,300 May Department Stores Co.             877,144
   51,200 Penney JC, Inc.                     3,072,000
                                             ----------
          Total                               5,632,644
                                             ----------
          SERVICES
   21,200 Ryder Systems, Inc.                   756,575
                                             ----------

 --------------------------------------------------------------------
  Shares  Description                                           Value
 --------------------------------------------------------------------
          COMMON STOCKS (continued)
          CONSUMER NON-DURABLES (continued)
          TOBACCO
  204,600 Philip Morris Cos., Inc.                         $8,925,675
  150,000 RJR Nabisco Holdings                              5,221,875
  192,500 UST, Inc.                                         5,558,438
                                                           ----------
          Total                                            19,705,988
                                                           ----------
          Total Consumer Non-Durables                      52,149,338
                                                           ----------
          ENERGY -- 16.2%
          DOMESTIC & INTERNATIONAL OIL
   41,400 Amoco Corp.                                       3,914,888
   29,200 Atlantic Richfield Co.                            2,190,000
  103,700 Exxon Corp.                                       6,345,144
   32,000 Kerr-McGee Corp.                                  1,988,000
   77,800 Mobil Corp.                                       5,659,950
  184,800 Occidental Petroleum Corp.                        4,331,250
  184,400 Royal Dutch Petroleum Co., ADR                    9,358,300
   48,900 Sun, Inc.                                         1,900,988
   44,100 Texaco, Inc.                                      5,082,525
  120,000 Unocal Corp.                                      4,687,500
  139,300 USX Corp.                                         4,535,956
                                                           ----------
          Total                                            49,994,501
                                                           ----------
          OIL & GAS PRODUCTS
   90,200 Dresser Industries, Inc.                          3,765,850
                                                           ----------
          Total Energy                                     53,760,351
                                                           ----------
          FINANCIAL -- 27.6%
          BANKS
   69,100 Ahmanson (H.F.) & Co.                             3,506,825
   66,200 Banc One Corp.                                    3,549,975
   99,300 Bank of New York Co., Inc.                        4,431,263
   78,800 Bankamerica Corp.                                 5,186,025
   40,832 Chase Manhattan Corp.                             4,540,008
   35,400 First American Corp.                              1,495,650
   75,800 First Chicago NBD Corp.                           5,438,650
   62,300 First Commerce Corp.                              3,325,263
   37,800 Fleet Financial Group, Inc.                       2,435,738
   21,300 KeyCorp                                           1,291,313
   48,400 Mellon Bank Corp.                                 2,329,250
   75,100 Mercantile Bancorporation, Inc.                   5,177,206
   59,800 NationsBank Corp.                                 3,550,625
   30,500 Summit Bancorp                                    1,810,938
   29,700 Washington Mutual, Inc.                           1,778,288
   12,900 Wells Fargo & Co.                                 3,279,825
                                                           ----------
          Total                                            53,126,842
                                                           ----------
          INSURANCE
   23,900 Cigna Corp.                                       4,382,663
   36,200 Hartford Financial Services Group, Inc.           2,886,950
   20,000 Safeco Corp.                                        982,500
                                                           ----------
          Total                                             8,252,113
                                                           ----------
          OTHER FINANCIAL
   65,800 American General Hospitality Corp.                1,698,463
   20,900 American Health Properties, Inc.                    514,663
   56,900 Apartment Investment & Management Co., Class A    1,845,694
   51,500 Arden Realty Group, Inc.                          1,487,063
   68,500 Capstone Capital Trust, Inc.                      1,626,875
    8,000 Duke Realty Investments, Inc.                       167,500
   20,000 Equity Residential Properties Trust                 973,750
   60,000 Excel Realty Trust, Inc.                          1,777,500
   56,700 First Industrial Realty Trust                     1,750,613

(See Notes to Portfolios of Investments)



[_] MARSHALL FUNDS

--------------------------------------------------------------------------------
 EQUITY INCOME FUND (continued)
--------------------------------------------------------------------------------

 --------------------------------------------------------------
  Shares  Description                                     Value
 --------------------------------------------------------------
          COMMON STOCKS (continued)
          FINANCIAL (continued)
   16,200 Franchise Finance Corporation of America     $406,013
   71,500 Glenborough Realty Trust, Inc.              1,845,594
   64,600 Health & Rehabilitation Properties, Inc.    1,170,875
   58,700 Healthcare Realty Trust, Inc.               1,669,281
  118,600 IRT Property Co.                            1,438,025
  118,000 Innkeepers USA Trust                        1,799,500
   65,000 Liberty Property Trust                      1,669,688
   42,300 Meditrust, REIT                             1,689,356
   65,800 Prentiss Properties Trust                   1,817,725
   55,300 Public Storage, Inc.                        1,551,856
   53,100 Simon DeBartolo Group, Inc.                 1,682,606
   45,500 Trinet Corporate Realty Trust, Inc.         1,618,094
                                                     ----------
          Total                                      30,200,734
                                                     ----------
          Total Financial                            91,579,689
                                                     ----------
          RAW MATERIALS/INTERMEDIATE GOODS -- 7.0%
          CHEMICALS
   17,400 Dow Chemical Co.                            1,539,900
   26,700 Eastman Chemical Co.                        1,596,994
   79,500 Goodrich B.F. Co.                           3,348,938
   27,500 Hercules, Inc.                              1,421,406
   29,000 Imperial Chemical Industries, PLC, ADR      1,903,125
   24,100 Olin Corp.                                  1,072,450
                                                     ----------
          Total                                      10,882,813
                                                     ----------
          CONTAINERS & GLASS
   32,500 Crown Cork & Seal Co., Inc.                 1,653,438
                                                     ----------
          METALS
   39,300 AK Steel Holding Corp.                      1,778,325
   18,500 USX-U.S. Steel Group, Inc.                    649,813
                                                     ----------
          Total                                       2,428,138
                                                     ----------
          PAPERS
   41,600 Kimberly-Clark Corp.                        1,973,400
   25,500 Mead Corp.                                  1,808,906
   79,400 Weyerhaeuser Co.                            4,585,350
                                                     ----------
          Total                                       8,367,656
                                                     ----------
          Total Raw Materials/Intermediate Goods     23,332,045
                                                     ----------
          TRANSPORTATION -- 0.4%
          RAILROAD
   19,600 Union Pacific Corp.                         1,272,775
                                                     ----------
          UTILITIES -- 12.9%
          ELECTRIC
   87,000 Allegheny Power Systems, Inc.               2,528,438
   29,100 Carolina Power & Light Co.                    982,125
   42,800 Duke Power Co.                              2,073,125
   38,100 Entergy Corp.                                 945,356
   64,200 FPL Group, Inc.                             2,985,300
   42,400 Houston Industries, Inc.                      858,600
   60,200 Nipsco Industries, Inc.                     2,456,913
  100,800 Pinnacle West Capital Corp.                 3,257,100
   45,800 Texas Utilities Co.                         1,597,275
                                                     ----------
          Total                                      17,684,232
                                                     ----------
          GAS DISTRIBUTION
   80,000 Consolidated Natural Gas Co.                4,725,000
   71,600 Enron Corp.                                 2,761,075

 ------------------------------------------------------------------------------
  Shares or
  Principal
  Amount      Description                                                 Value
 ------------------------------------------------------------------------------
              COMMON STOCKS (continued)
              UTILITIES (continued)
       49,800 MCN Corp.                                              $1,528,238
       24,000 Questar Corp.                                             960,000
       82,100 Sonat, Inc.                                             4,089,606
       23,000 Wicor, Inc.                                               909,938
                                                                   ------------
              Total                                                  14,973,857
                                                                   ------------
              TELECOMMUNICATIONS
       25,700 Ameritech Corp.                                         1,611,069
       74,200 GTE Corp.                                               3,306,538
       61,780 SBC Communications, Inc.                                3,359,288
       37,800 Sprint Corp.                                            1,776,600
                                                                   ------------
              Total                                                  10,053,495
                                                                   ------------
              Total Utilities                                        42,711,584
                                                                   ------------
              TOTAL COMMON STOCKS (identified cost $243,078,946)    302,035,546
                                                                   ------------
              (B)REPURCHASE AGREEMENT -- 8.7%
  $28,777,000 Credit Suisse First Boston, 5.53%, dated
               8/29/1997, due 9/2/1997 (at amortized cost)           28,777,000
                                                                   ------------
              TOTAL INVESTMENTS (identified cost $271,855,946)     $330,812,546
                                                                   ============
-------------------------------------------------------------------------------

 LARGE-CAP GROWTH & INCOME FUND
 (FORMERLY, MARSHALL STOCK FUND)

 -----------------------------------------------------------
  Shares  Description                                  Value
 -----------------------------------------------------------
          COMMON STOCKS -- 97.7%
          BASIC INDUSTRIES -- 7.7%
          CHEMICALS
   70,900 Air Products & Chemicals, Inc.          $5,782,781
                                                  ----------
          INDUSTRIAL SERVICES
  153,700 Waste Management, Inc.                   4,918,400
                                                  ----------
          METALS
   54,300 Aluminum Co. of America                  4,466,175
                                                  ----------
          PAPER
  117,000 Kimberly-Clark Corp.                     5,550,187
                                                  ----------
          Total Basic Industries                  20,717,543
                                                  ----------
          CAPITAL GOODS -- 19.2%
          AEROSPACE AND RELATED
  108,200 Boeing Co.                               5,890,138
   63,900 (d)General Dynamics Corp.                5,088,037
                                                  ----------
          Total                                   10,978,175
                                                  ----------
          COMPUTER SERVICES
   99,100 First Data Corp.                         4,069,294
   72,400 International Business Machines Corp.    7,303,350
   46,800 (c)Microsoft Corp.                       6,186,375
  115,000 (c)(d)Sun Microsystems, Inc.             5,520,000
                                                  ----------
          Total                                   23,079,019
                                                  ----------
          ELECTRICAL EQUIPMENT
   69,200 Emerson Electric Co.                     3,784,375
  124,800 General Electric Co.                     7,800,000
                                                  ----------
          Total                                   11,584,375
                                                  ----------

(See Notes to Portfolios of Investments)



                                                                 August 31, 1997

                                                      PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
 LARGE-CAP GROWTH & INCOME FUND
 (FORMERLY, MARSHALL STOCK FUND) (continued)
--------------------------------------------------------------------------------

 -------------------------------------------------------------
  Shares  Description                                    Value
 -------------------------------------------------------------
          COMMON STOCKS (continued)
          CAPITAL GOODS (continued)
          ELECTRONICS
   38,800 Intel Corp.                               $3,574,450
                                                    ----------
          TECHNOLOGY SERVICES
   50,000 Millipore Corp.                            2,475,000
                                                    ----------
          Total Capital Goods                       51,691,019
                                                    ----------
          CONSUMER DURABLES -- 1.3%
          BUILDING & FOREST PRODUCTS
   38,500 Georgia-Pacific Corp.                      3,513,125
                                                    ----------
          CONSUMER NON-DURABLES -- 34.5%
          BEVERAGES & FOODS
  105,400 Anheuser-Busch Cos., Inc.                  4,492,675
  116,500 PepsiCo, Inc.                              4,194,000
   85,200 Quaker Oats Co.                            4,004,400
   21,900 Unilever N.V., ADR                         4,407,375
                                                    ----------
          Total                                     17,098,450
                                                    ----------
          CONSUMER CYCLICAL
   50,000 Nike, Inc., Class B                        2,668,750
                                                    ----------
          DIVERSIFIED MANUFACTURING
  150,000 Whitman Corp.                              3,675,000
                                                    ----------
          ENTERTAINMENT
   25,600 Disney (Walt) Co.                          1,966,400
                                                    ----------
          HEALTH CARE
   80,200 Abbott Laboratories                        4,806,987
  100,000 Columbia/HCA Healthcare Corp.              3,156,250
   52,500 Merck & Co., Inc.                          4,820,156
  105,000 Schering Plough Corp.                      5,040,000
                                                    ----------
          Total                                     17,823,393
                                                    ----------
          MEDIA
   61,300 Gannett Co., Inc.                          5,972,919
   97,300 New York Times Co., Class A                4,597,425
   79,300 (d)Time Warner, Inc.                       4,083,950
                                                    ----------
          Total                                     14,654,294
                                                    ----------
          MEDICAL SUPPLIES
   75,000 Johnson & Johnson                          4,251,562
  106,200 Smithkline Beecham Corp., ADR              4,599,787
                                                    ----------
          Total                                      8,851,349
                                                    ----------
          OTHER CONSUMER NON-DURABLES
   30,000 Minnesota Mining & Manufacturing Co.       2,696,250
                                                    ----------
          RETAIL
  146,500 (c)(d)Federated Department Stores, Inc.    6,153,000
   70,700 (c)Kohl's Corp.                            4,873,881
  188,200 Walgreen Co.                               5,069,637
                                                    ----------
          Total                                     16,096,518
                                                    ----------
          TOBACCO
  171,800 Philip Morris Cos., Inc.                   7,494,775
                                                    ----------
          Total Consumer Non-Durables               93,025,179
                                                    ----------
          ENERGY -- 7.9%
          INTERNATIONAL OIL & GAS
   37,500 Amerada-Hess Corp.                         2,179,687
  113,000 Exxon Corp.                                6,914,187

 ----------------------------------------------------------------------------
  Shares or
  Principal
  Amount     Description                                                Value
 ----------------------------------------------------------------------------
             COMMON STOCKS (continued)
             ENERGY (continued)
     143,000 Occidental Petroleum Corp.                            $3,351,563
      90,800 (d)Royal Dutch Petroleum Co., ADR                      4,608,100
      36,900 Texaco, Inc.                                           4,252,725
                                                                  -----------
             Total Energy                                          21,306,262
                                                                  -----------
             FINANCIAL - 17.8%
             BANKS
     112,800 Bank of New York Co., Inc.                             5,033,700
      95,000 BankAmerica Corp.                                      6,252,188
      43,700 Chase Manhattan Corp.                                  4,858,894
      75,000 Mellon Bank Corp.                                      3,609,375
                                                                  -----------
             Total                                                 19,754,157
                                                                  -----------
             INSURANCE
      50,850 American International Group, Inc.                     4,798,969
      58,100 Hartford Financial Services Group, Inc.                4,633,475
      89,200 Provident Cos., Inc.                                   5,809,150
                                                                  -----------
             Total                                                 15,241,594
                                                                  -----------
             OTHER FINANCIAL
      48,800 American Express Co.                                   3,794,200
     142,800 Equifax, Inc.                                          4,203,675
     150,200 Federal Home Loan Mortgage Corp.                       4,890,888
                                                                  -----------
             Total                                                 12,888,763
                                                                  -----------
             Total Financial                                       47,884,514
                                                                  -----------
             TRANSPORTATION -- 0.9%
             RAILROAD
      38,600 Union Pacific Corp.                                    2,506,588
                                                                  -----------
             UTILITIES -- 8.4%
             ELECTRIC
      39,100 Duke Energy Co.                                        1,893,906
                                                                  -----------
             GAS DISTRIBUTION
      37,300 Consolidated Natural Gas Co.                           2,203,031
                                                                  -----------
             TELECOMMUNICATIONS
      56,500 Ameritech Corp.                                        3,541,844
      70,500 (c)Ascend Communications                               2,991,844
      85,900 GTE Corp.                                              3,827,919
      63,300 Motorola, Inc.                                         4,644,638
      65,900 SBC Communications, Inc.                               3,583,313
                                                                  -----------
             Total                                                 18,589,558
                                                                  -----------
             Total Utilities                                       22,686,495
                                                                  -----------
             TOTAL COMMON STOCKS (identified cost $191,580,330)   263,330,725
                                                                  -----------
             (E)COLLATERAL FOR SECURITIES LENDING -- 6.5% $497,200 Dreyfus Cash
    Management Plus (shares at net asset
              value)                                                  497,200
  10,000,000 Credit Suisse First Boston, Repurchase Agreement,
              5.808%, 9/2/1997                                     10,000,000
   3,000,000 Lehman Brothers Corp., Repurchase Agreement,
              5.650, 9/2/1997                                       3,000,000

(See Notes to Portfolios of Investments)



[_] MARSHALL FUNDS

--------------------------------------------------------------------------------
 LARGE-CAP GROWTH & INCOME FUND
 (FORMERLY, MARSHALL STOCK FUND) (continued)
--------------------------------------------------------------------------------

 ------------------------------------------------------------------------------
  Principal
  Amount     Description                                                  Value
 ------------------------------------------------------------------------------
             COMMON STOCKS (continued)
             (E)COLLATERAL FOR SECURITIES LENDING (continued)
  $4,000,000 Merrill Lynch Corp., Repurchase Agreement, 5.670,
              9/2/1997                                               $4,000,000
                                                                   ------------
             TOTAL COLLATERAL FOR SECURITIES LENDING (at
               amortized cost)                                       17,497,200
                                                                   ------------
             (G)U.S. TREASURY BILL -- 0.1%
     185,000 9/25/1997 (identified cost $184,388)                       184,556
                                                                   ------------
             (B)REPURCHASE AGREEMENT -- 2.1% 5,740,000 Credit Suisse First
   Boston, 5.53%, dated 8/29/1997,
              due 9/2/1997 (at amortized cost)                        5,740,000
                                                                   ------------
             TOTAL INVESTMENTS (identified cost $215,001,918)      $286,752,481
                                                                   ============



-------------------------------------------------------------------------------
 MID-CAP VALUE FUND
 (FORMERLY, MARSHALL VALUE EQUITY FUND)
-------------------------------------------------------------------------------

 -------------------------------------------------------
  Shares  Description                              Value
 -------------------------------------------------------
          COMMON STOCKS -- 96.2%
          CAPITAL GOODS -- 8.0%
           COMPUTERS
  200,000 (c)Silicon Graphics, Inc.           $5,487,500
                                              ----------
           OTHER CAPITAL GOODS
   84,400 (c)Acuson Corp.                      2,273,525
  123,500 ITT Industries, Inc.                 3,890,250
                                              ----------
          Total                                6,163,775
                                              ----------
          Total Capital Goods                 11,651,275
                                              ----------
          CONSUMER DURABLES -- 8.4%
           AUTOMOTIVE & RELATED
  209,000 Stewart & Stevenson Services         5,094,375
                                              ----------
           HOUSEHOLD PRODUCT/WARES
   97,500 (d)Rubbermaid, Inc.                  2,437,500
   91,600 (d)Singer Co., N.V.                  1,723,225
   34,600 Sunbeam Corp.                        1,522,400
   42,800 Tupperware Corp.                     1,436,475
                                              ----------
          Total                                7,119,600
                                              ----------
          Total Consumer Durables             12,213,975
                                              ----------
          CONSUMER NON-DURABLES -- 27.4%
           BEVERAGES & FOODS
  408,000 Darden Restaurants, Inc.             4,105,500
   86,200 Dean Foods Co.                       3,825,125
   58,200 International Multifoods Corp.       1,564,125
                                              ----------
          Total                                9,494,750
                                              ----------
           CONSUMER STAPLES
   80,000 American Greetings Corp., Class A    2,780,000
   73,400 Houghton Mifflin Co.                 2,546,062


 ---------------------------------------------------------------
  Shares  Description                                      Value
 ---------------------------------------------------------------
          COMMON STOCKS (continued)
          CONSUMER NON-DURABLES (continued)
   37,900 (c)(d)Scholastic Corp.                      $1,298,075
                                                      ----------
          Total                                        6,624,137
                                                      ----------
           COSMETICS/TOILETRIES
  136,000 Dial Corp.                                   2,295,000
                                                      ----------
           PHARMACEUTICALS & HEALTH CARE
  151,600 (c)Perrigo Co.                               2,169,775
   71,200 (c)Tenet Healthcare Corp.                    1,940,200
                                                      ----------
          Total                                        4,109,975
                                                      ----------
           RETAIL
   52,500 Dillards, Inc., Class A                      2,100,000
   75,000 (c)(d)Federated Department Stores, Inc.      3,150,000
  147,778 Limited, Inc.                                3,361,950
                                                      ----------
          Total                                        8,611,950
                                                      ----------
           SERVICES
  191,500 Viad Corp.                                   3,482,906
                                                      ----------
           TOBACCO
  203,950 (c)Imperial Tobacco Group PLC, ADR           2,523,881
   88,000 UST, Inc.                                    2,541,000
                                                      ----------
          Total                                        5,064,881
                                                      ----------
          Total Consumer Non-Durables                 39,683,599
                                                      ----------
          ENERGY -- 5.1%
           OIL & GAS PRODUCTS
   41,500 (c)(d)Ente Nazionale Idrocarburi, ADR        2,303,250
   43,400 Mobil Corp.                                  3,157,350
   60,320 USX Marathon Corp.                           1,964,170
                                                      ----------
          Total Energy                                 7,424,770
                                                      ----------
          FINANCIAL -- 6.3%
           INSURANCE
   63,000 Everest Reinsurance Holdings, Inc.           2,279,812
   98,500 IPC Holdings Ltd.                            2,893,438
   37,000 Torchmark Corp.                              1,394,438
                                                      ----------
          Total                                        6,567,688
                                                      ----------
           OTHER FINANCIAL
  116,750 Trizec Hahn Corp.                            2,634,172
                                                      ----------
          Total Financial                              9,201,860
                                                      ----------
          RAW MATERIALS/INTERMEDIATE GOODS -- 23.5%
           CHEMICALS
  335,600 Calgon Carbon Corp.                          4,614,500
   43,975 Eastman Chemical Co.                         2,630,255
   70,250 (d)Imperial Chemical Industries, PLC, ADR    4,610,156
   97,000 Lawter International, Inc.                   1,273,125
  206,800 Wellman, Inc.                                4,704,700
                                                      ----------
          Total                                       17,832,736
                                                      ----------
           INTERMEDIATE GOODS
   73,000 Canadian Pacific Ltd.                        2,130,687
   91,975 Hanson PLC, ADR                              2,207,400
                                                      ----------
          Total                                        4,338,087
                                                      ----------
           METALS
  123,200 LTV Corp.                                    1,601,600
                                                      ----------

(See Notes to Portfolios of Investments)



                                                                 August 31, 1997

                                                      PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
 MID-CAP VALUE FUND
 (FORMERLY, MARSHALL VALUE EQUITY FUND) (CONTINUED)
--------------------------------------------------------------------------------

 ----------------------------------------------------------------------------
  Shares or
  Principal
  Amount     Description                                                Value
 ----------------------------------------------------------------------------
             COMMON STOCKS (continued)
             RAW MATERIALS/INTERMEDIATE GOODS (continued)
              OTHER RAW MATERIALS
      81,000 Ball Corp.                                            $2,662,875
      63,659 Waste Management, Inc.                                 2,037,088
                                                                  -----------
             Total                                                  4,699,963
                                                                  -----------
              PAPER & RELATED PRODUCTS
      18,000 Champion International Corp.                           1,065,375
      42,000 (d)Fort James Corp.                                    1,764,000
      56,000 Louisiana-Pacific Corp.                                1,239,000
      20,900 Mead Corp.                                             1,482,594
                                                                  -----------
             Total                                                  5,550,969
                                                                  -----------
             Total Raw Materials/Intermediate Goods                34,023,355
                                                                  -----------
             TELECOMMUNICATIONS -- 7.4%
              SERVICES
     200,000 (c)(d)Tele-Communications, Inc., Class A               3,500,000
      82,000 Telephone and Data System, Inc.                        3,239,000
     200,000 (c)(d)U.S. West Media Group                            4,000,000
                                                                  -----------
             Total Telecommunications                              10,739,000
                                                                  -----------
             TRANSPORTATION -- 4.7%
              OTHER TRANSPORTATION
     165,250 Alexander and Baldwin, Inc.                            4,461,750
      74,100 APL, Ltd.                                              2,371,200
                                                                  -----------
             Total Transportation                                   6,832,950
                                                                  -----------
             UTILITIES -- 5.4%
              ELECTRIC
     109,200 Entergy Corp.                                          2,709,525
      85,700 Texas Utilities Co.                                    2,988,788
                                                                  -----------
             Total                                                  5,698,313
                                                                  -----------
              ELECTRIC DISTRIBUTION
      51,975 (c)Energy Group PLC, ADR                               2,101,739
                                                                  -----------
             Total Utilities                                        7,800,052
                                                                  -----------
             TOTAL COMMON STOCKS (identified cost $118,560,267)   139,570,836
                                                                  -----------
             (E)COLLATERAL FOR SECURITIES LENDING -- 16.0% $175,150 Dreyfus Cash
    Management Plus (shares at net asset
              value)                                                  175,150
  10,000,000 (b)Credit Suisse First Boston Repurchase
              Agreement, 5.808%, 9/2/1997                          10,000,000
   6,000,000 (b)Merrill Lynch Corp., Repurchase Agreement,
              5.67%, 9/2/1997                                       6,000,000
   2,000,000 (f)J.P. Morgan Securities, Master Note, 5.635%,
              9/2/97                                                2,000,000
   5,000,000 (b)Lehman Brothers Corp., Repurchase Agreement,
              5.65%, 9/2/1997                                       5,000,000
                                                                  -----------
             TOTAL COLLATERAL FOR SECURITIES LENDING (at
               amortized cost)                                     23,175,150
                                                                  -----------

 -----------------------------------------------------------------------------
  Principal
  Amount    Description                                                  Value
 -----------------------------------------------------------------------------
            COMMON STOCKS (continued)
            U.S. TREASURY SECURITIES -- 0.1%
   $100,000 United States Treasury Bill, 10/30/1997 (identified
             cost $99,141)                                             $99,222
                                                                  ------------
            (B)REPURCHASE AGREEMENT -- 1.9% 2,823,000 Credit Suisse First
  Boston, 5.53%, dated 8/29/1997,
             due 9/2/1997 (at amortized cost)                        2,823,000
                                                                  ------------
            TOTAL INVESTMENTS (identified cost $144,657,558)      $165,668,208
                                                                  ============



------------------------------------------------------------------------------
 MID-CAP GROWTH FUND
 (FORMERLY, MARSHALL MID-CAP STOCK FUND)
------------------------------------------------------------------------------

 ----------------------------------------------------------------------
  Shares  Description                                             Value
 ----------------------------------------------------------------------
          COMMON STOCKS -- 98.2%
          CAPITAL GOODS -- 5.3%
          ELECTRICAL EQUIPMENT
  100,000 (c)Analog Devices, Inc.                            $3,312,500
   60,000 (c)LSI Logic Corp.                                  1,931,250
   50,000 Linear Technology Corp.                             3,278,125
   40,000 (c)Parametric Technology Corp.                      1,857,500
                                                             ----------
          Total Capital Goods                                10,379,375
                                                             ----------
          CONSUMER DURABLES -- 1.8%
          AUTOMOTIVE AND RELATED
   65,000 Harley-Davidson, Inc.                               3,518,125
                                                             ----------
          CONSUMER NON-DURABLES -- 69.3%
          BROADCASTING
   65,000 (c)Clear Channel
           Communications, Inc.                               4,415,938
   40,000 (c)Emmis Broadcasting Corp.,
           Class A                                            1,970,000
   70,000 (c)(d)Jacor Communications, Inc., Class A           3,080,000
   80,000 (c)Westwood One, Inc.                               2,250,000
                                                             ----------
          Total                                              11,715,938
                                                             ----------
          COMMERCIAL SERVICES
  100,000 (c)MSC Industrial Direct Co.                        4,062,500
  100,000 (c)Steiner Leisure Ltd.                             3,050,000
   45,000 (c)(d)USA Waste Services, Inc.                      1,890,000
  100,000 (c)Universal Outdoor Holdings, Inc.                 3,425,000
                                                             ----------
          Total                                              12,427,500
                                                             ----------
          COMPUTER SERVICES
   30,000 (c)America Online, Inc.                             1,935,000
   75,000 (c)BMC Software, Inc.                               4,696,875
   60,000 (c)Cambridge Technology
           Partners, Inc.                                     1,935,000
   85,000 (c)Harbinger Corp.                                  2,975,000
   50,000 (c)Iomega Corp.                                     1,281,250
   70,000 (c)SunGuard Data Systems, Inc.                      3,648,750
  100,000 (c)Transaction Systems Architects, Inc., Class A    3,462,500
                                                             ----------
          Total                                              19,934,375
                                                             ----------

(See Notes to Portfolios of Investments)



[_] MARSHALL FUNDS

--------------------------------------------------------------------------------
 MID-CAP GROWTH FUND
 (FORMERLY, MARSHALL MID-CAP STOCK FUND) (continued)
--------------------------------------------------------------------------------

 ----------------------------------------------------------------
  Shares  Description                                       Value
 ----------------------------------------------------------------
          COMMON STOCKS (continued)
          CONSUMER NON-DURABLES (continued)
          DRUGS
   75,000 (c)Alza Corp.                                $2,175,000
  125,000 (c)North American Vaccine, Inc.               2,562,500
   90,000 (c)Parexel International Corp.                3,183,750
                                                      -----------
          Total                                         7,921,250
                                                      -----------
          ENERGY
   80,000 (c)(d)ENSCO International, Inc.               5,080,000
   70,000 (c)EVI, Inc.                                  3,679,375
   40,000 (c)Falcon Drilling Co., Inc.                  1,260,000
                                                      -----------
          Total                                        10,019,375
                                                      -----------
          HEALTH CARE
  125,000 (c)Health Management Association, Class A     3,695,313
  125,000 (d)Omnicare, Inc.                             3,617,188
   50,000 (c)Oxford Health Plans, Inc.                  3,656,250
                                                      -----------
          Total                                        10,968,751
                                                      -----------
          LEISURE AND RECREATION
   75,000 Hilton Hotels Corp.                           2,301,563
  100,000 Mirage Resorts, Inc.                          2,681,250
  100,000 (c)Regal Cinemas, Inc.                        2,837,500
  100,000 (d)Royal Caribbean Cruises, Ltd.              4,087,500
                                                      -----------
          Total                                        11,907,813
                                                      -----------
          MANUFACTURING
   70,000 (c)(d)CIENA Corp.                             3,342,500
   70,000 (c)KLA-Tencor Corp.                           4,961,250
   75,000 (c)(d)Novel Denim Holdings Ltd.               1,640,625
   50,000 Perkin-Elmer Corp.                            3,700,000
                                                      -----------
          Total                                        13,644,375
                                                      -----------
          MEDICAL SUPPLIES
   30,000 (c)Centocor, Inc.                             1,346,250
   75,000 (c)(d)Henry Schein, Inc.                      2,671,875
  100,000 (c)Sofamor Danek Group, Inc.                  4,793,750
                                                      -----------
          Total                                         8,811,875
                                                      -----------
          RESTAURANTS
   75,000 (c)Landrys Seafood
           Restaurants, Inc.                            1,800,000
                                                      -----------
          RETAIL
  100,000 (c)(d)Abercrombie & Fitch Co., Class A        2,400,000
  125,000 (c)(d)Bed Bath & Beyond, Inc.                 3,875,000
  100,000 (d)Callaway Golf Co.                          3,368,750
  100,000 (c)Kohl's Corp.                               6,893,750
                                                      -----------
          Total                                        16,537,500
                                                      -----------
          SERVICES
  100,000 (c)AccuStaff, Inc.                            2,656,250
  100,000 (c)(d)Apollo Group, Inc.,
           Class A                                      3,568,750
   30,000 (c)Staff Leasing, Inc.                          592,500
  100,000 Stewart Enterprises, Inc.,
           Class A                                      3,950,000
                                                      -----------
          Total                                        10,767,500
                                                      -----------
          Total Consumer Non-Durables                 136,456,252
                                                      -----------

 ----------------------------------------------------------------------------
  Shares or
  Principal
  Amount    Description                                                 Value
 ----------------------------------------------------------------------------
            COMMON STOCKS (continued)
            FINANCIAL -- 11.7%
     65,000 First of America Bank Corp.                            $3,347,500
     75,000 Firstar Corp.                                           2,526,563
     60,000 Lehman Brothers Holdings,
             Inc.                                                   2,632,500
     80,000 MGIC Investment Corp.                                   4,025,000
     70,000 Mercantile Bancorporation,
             Inc.                                                   4,825,625
     75,000 (d)Redwood Trust, Inc.                                  2,878,125
     65,000 (d)Schwab (Charles) Corp.                               2,758,437
                                                                  -----------
            Total                                                  22,993,750
                                                                  -----------
            INSURANCE -- 2.1%
     75,000 SunAmerica, Inc.                                        4,040,624
                                                                  -----------
            TELECOMMUNICATIONS -- 8.0%
     70,000 (c)ADC Telecommunications, Inc.                         2,598,750
     60,000 (c)NEXTEL Communications, Inc.                          1,503,750
     50,000 (c)Newbridge Networks
             Corp.                                                  2,275,000
     50,000 (c)Pairgain Technologies,
             Inc.                                                   1,287,500
     65,000 (c)Qwest Communications International, Inc.             2,648,750
     90,000 (c)Tellabs, Inc.                                        5,371,874
                                                                  -----------
            Total                                                  15,685,624
                                                                  -----------
            TOTAL COMMON STOCKS (identified cost $163,497,368)    193,073,750
                                                                  -----------
            (G)U.S. TREASURY BILL -- 0.1%
   $125,000 9/25/1997 (identified cost $124,587)                      124,700
                                                                  -----------
            (E)COLLATERAL FOR SECURITIES LENDING -- 15.0%
    728,100 Dreyfus Cash Management
             Plus (shares at new asset value)                         728,100
  6,750,000 Federal Signal Corp., Master Note, 5.655%, 9/2/1997     6,750,000
  6,000,000 Credit Suisse/First Boston Corporate Repurchase
             Agreement, 5.81%, dated 8/29/1997, due 9/2/1997        6,000,000
  7,000,000 General Motors Acceptance Corp., Master Note,
             5.59%, 9/2/1997                                        7,000,000
  3,000,000 J.P. Morgan Securities,
             Master Note, 5.635%, 9/2/1997                          3,000,000
  3,000,000 Lehman Brothers Corp. Repurchase Agreement, 5.65%,
             dated 8/29/1997, due 9/2/1997                          3,000,000
  3,000,000 Republic New York Acceptance Corp., Master Note,
             5.725%, 9/2/1997                                       3,000,000
                                                                  -----------
            TOTAL COLLATERAL FOR SECURITIES LENDING (at
              amortized cost)                                      29,478,100
                                                                  -----------

(See Notes to Portfolios of Investments)



                                                                 August 31, 1997

                                                      PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
 MID-CAP GROWTH FUND
 (FORMERLY, MARSHALL MID-CAP STOCK FUND) (continued)
--------------------------------------------------------------------------------

 ------------------------------------------------------------------------------
  Principal
  Amount     Description                                                  Value
 ------------------------------------------------------------------------------
             (B)REPURCHASE AGREEMENTS -- 2.2%
  $4,401,000 Credit Suisse First Boston, 5.53%, dated 8/29/1997,
              due 9/2/1997 (at amortized cost)                       $4,401,000
                                                                   ------------
             TOTAL INVESTMENTS (identified cost $197,501,055)      $227,077,550
                                                                   ============



--------------------------------------------------------------------------------
 INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------

 ---------------------------------------------------------------------
  Shares  Description                                        Value
 ---------------------------------------------------------------------
          COMMON STOCKS -- 78.2%
          ARGENTINA -- 3.1%
          OIL -- FOREIGN -- 2.1%
  145,500 YPF Sociedad Anonima, ADR                     $4,737,844
                                                        ----------
          TELEPHONE -- 1.0%
   65,750 (c)(d)(h)Telefonica de Argentina S.A., ADR     2,280,703
                                                        ----------
          Total Argentina                                7,018,547
                                                        ----------
          AUSTRALIA -- 2.9%
          AIR TRAVEL -- 0.5%
   50,500 (c)(h)Qantas Airways, ADR                      1,105,258
                                                        ----------
          BROADCASTING -- 0.1%
   64,235 (a)News Corp., Ltd.                              289,016
                                                        ----------
          CONSTRUCTION EQUIPMENT -- 0.7%
  481,200 Pioneer International Ltd.                     1,617,109
                                                        ----------
          INDUSTRIAL -- 0.1%
   81,390 BTR PLC, Class A                                 271,726
                                                        ----------
          INSURANCE -- 1.2%
  915,000 Gio Australia Holdings, Ltd.                   2,685,525
                                                        ----------
          RETAIL TRADE -- 0.3%
  489,500 David Jones Ltd                                  711,158
                                                        ----------
          Total Australia                                6,679,792
                                                        ----------
          AUSTRIA -- 1.4%
          ELECTRIC UTILITIES -- 0.5%
    9,900 Evn Energie-Versorgung Niederoesterreich AG    1,181,961
                                                        ----------
          INDUSTRIAL MACHINERY -- 0.9%
   11,000 VA Technologie AG                              2,015,012
                                                        ----------
          Total Austria                                  3,196,973
                                                        ----------
          BELGIUM -- 1.1%
          CHEMICALS -- 0.5%
   22,000 Solvay S.A.                                    1,227,945
                                                        ----------
          NON-FERROUS METALS -- 0.6%
   15,900 (c)NV Union Miniere S.A.                       1,316,271
                                                        ----------
          Total Belgium                                  2,544,216
                                                        ----------
          BERMUDA -- 2.0%
          HOLDING COS. -- DIVERSIFIED-- 0.5%
  170,000 Jardine Matheson Holdings Ltd.                 1,190,000
                                                        ----------
          INSURANCE -- 1.5%
   83,000 PartnerRe Ltd.                                 3,299,250
                                                        ----------
          Total Bermuda                                  4,489,250
                                                        ----------

 ------------------------------------------------------------------------
  Shares  Description                                               Value
 ------------------------------------------------------------------------
          COMMON STOCKS (continued)
          BRAZIL -- 3.3%
          BROADCASTING -- 1.8%
   34,150 Telecomunicacoes Brasileiras S.A., ADR               $4,029,700
                                                               ----------
          MINING -- 0.9%
   86,100 (d)Companhia Vale Do Rio Doce, ADR                    2,034,233
                                                               ----------
          RETAIL TRADE -- 0.6%
  105,700 (c)Lojas Americanas S.A., ADR                         1,386,086
                                                               ----------
          Total Brazil                                          7,450,019
                                                               ----------
          CANADA -- 2.5%
          BANKING -- 1.4%
  120,000 Canadian Imperial Bank of Commerce                    3,107,509
                                                               ----------
          ELECTRONICS -- 0.7%
   37,000 (c)Newbridge Networks Corp.                           1,685,755
                                                               ----------
          INSURANCE -- 0.4%
   37,200 London Insurance Group, Inc.                            900,356
                                                               ----------
          Total Canada                                          5,693,620
                                                               ----------
          CHINA -- 0.5%
          ELECTRIC UTILITIES -- 0.5%
   94,100 Shandong Huaneng Power Company Ltd., Class N, ADR     1,123,319
                                                               ----------
          CZECHOSLOVOKIA -- 0.5%
          BANKING -- 0.1%
    4,000 (c)(h)Komercni Banka A.S., GDR                          221,119
                                                               ----------
          ELECTRIC UTILITIES -- 0.4%
   28,315 (c)CEZ A.S.                                             880,242
                                                               ----------
          Total Czechoslovokia                                  1,101,361
                                                               ----------
          DENMARK -- 1.1%
          TELEPHONE -- 1.1%
   47,000 Tele Denmark A.S., Class B                            2,461,449
                                                               ----------
          FINLAND -- 1.4%
          CONGLOMERATES -- 0.4%
   47,500 (c)Amer Group, Ltd., Class A                            917,022
                                                               ----------
          FINANCIAL SERVICES -- 0.7%
  425,000 (c)Merita Ltd., Class A                               1,664,430
                                                               ----------
          PAPER -- 0.3%
   73,500 Metsa-Serla Oy, Class B                                 608,130
                                                               ----------
          Total Finland                                         3,189,582
                                                               ----------
          FRANCE -- 7.0%
          AUTOMOBILES -- 0.6%
   53,218 (c)Renault S.A.                                       1,349,221
                                                               ----------
          BANKING -- 1.0%
   50,581 Banque Nationale de Paris                             2,156,706
                                                               ----------
          CHEMICALS -- 1.3%
   82,332 Rhone-Poulenc, Class A                                3,019,866
                                                               ----------
          CONSUMER ELECTRIC -- 0.2%
    1,500 Compagnie Generale D'Industrie Et De Participation      419,801
                                                               ----------
          ELECTRICAL EQUIPMENT -- 1.0%
   18,842 Alcatel Alsthom                                       2,307,829
                                                               ----------
          GAS EXPLORATION -- 1.3%
   25,592 Elf Aquitaine S.A.                                    2,843,883
                                                               ----------

(See Notes to Portfolios of Investments)



[_] MARSHALL FUNDS

--------------------------------------------------------------------------------
 INTERNATIONAL STOCK FUND (continued)
--------------------------------------------------------------------------------

 ------------------------------------------------------------------
  Shares    Description                                       Value
 ------------------------------------------------------------------
            COMMON STOCKS (continued)
            FRANCE (continued)
            HOLDING COS. -- DIVERSIFIED-- 0.1%
      1,766 Marine-Wendel S.A.                             $180,836
                                                         ----------
            INSURANCE -- 0.9%
     32,819 AXA                                           2,090,933
                                                         ----------
            MINING -- 0.6%
     29,000 Eramet SLN                                    1,398,844
                                                         ----------
            Total France                                 15,767,919
                                                         ----------
            GERMANY -- 1.8%
            BANKING -- 0.9%
     37,650 Deutsche Bank, AG                             2,200,717
                                                         ----------
            CHEMICALS -- 0.9%
     53,500 Bayer AG                                      1,968,494
                                                         ----------
            Total Germany                                 4,169,211
                                                         ----------
            GREAT BRITAIN -- 12.5%
            ELECTRIC UTILITIES -- 1.1%
    264,434 National Power Co. PLC                        2,416,864
                                                         ----------
            ELECTRICAL EQUIPMENT -- 0.4%
    345,694 The BICC Group                                  944,281
                                                         ----------
            FOOD & BEVERAGE -- 1.3%
  2,211,306 Albert Fisher Group PLC                       1,398,052
    585,865 Hillsdown Holdings PLC                        1,538,588
                                                         ----------
            Total                                         2,936,640
                                                         ----------
            GAS & PIPELINE UTILITIES -- 2.3%
    880,800 British Gas PLC                               3,848,096
    880,800 (c)Centrica PLC                               1,263,660
                                                         ----------
            Total                                         5,111,756
                                                         ----------
            HOLDING COS. -- DIVERSIFIED-- 3.0%
  1,929,000 BTR PLC                                       6,817,082
                                                         ----------
            PHARMACEUTICALS & HEALTH CARE -- 0.7%
    435,300 Medeva PLC                                    1,559,518
                                                         ----------
            POLLUTION CONTROL -- 0.2%
     60,000 (c)Waste Management International PLC, ADR      487,500
                                                         ----------
            RETAIL TRADE -- 0.3%
    146,100 Kwik Save Group PLC                             757,897
                                                         ----------
            STEEL -- 2.4%
    189,800 (d)British Steel PLC, ADR                     5,421,162
                                                         ----------
            WATER UTILITIES -- 0.8%
    125,166 Hyder PLC                                     1,694,270
                                                         ----------
            Total Great Britain                          28,146,970
                                                         ----------
            HONG KONG -- 4.4%
            BANKING -- 1.4%
    104,807 HSBC Holdings PLC                             3,191,748
                                                         ----------
            CONGLOMERATES -- 1.4%
    210,000 Hutchison Whampoa                             1,747,855
    171,500 Swire Pacific, Ltd.                           1,311,230
                                                         ----------
            Total                                         3,059,085
                                                         ----------
            ELECTRIC UTILITIES -- 0.4%
    288,000 (c)Hong Kong Electric Holdings, Ltd.          1,007,136
                                                         ----------
            FINANCIAL SERVICES -- 0.8%
    485,500 Jardine Strategic Holdings Ltd.               1,796,350
                                                         ----------

 -----------------------------------------------------------------
  Shares    Description                                      Value
 -----------------------------------------------------------------
            COMMON STOCKS (continued)
            HONG KONG (continued)
            SERVICES -- 0.4%
    455,000 Hong Kong Ferry Holdings                      $892,444
                                                        ----------
            Total Hong Kong                              9,946,763
                                                        ----------
            HUNGARY -- 0.8%
            OIL & GAS -- 0.8%
     88,814 (c)(h)MOL Magyar Olay, GDR                   1,771,839
                                                        ----------
            INDONESIA -- 0.5%
            BANKING -- 0.3%
  1,161,500 Lippo Bank                                     452,788
    630,000 PT Pan Indonesia Bank                          192,203
     90,000 (c)PT Pan Indonesia Bank, Warrants               6,559
                                                        ----------
            Total                                          651,550
                                                        ----------
            FOREST PRODUCTS -- 0.2%
    599,500 (c)Barito Pacific Timber                       360,716
                                                        ----------
            Total Indonesia                              1,012,266
                                                        ----------
            ITALY -- 3.2%
            AUTOMOTIVE -- 1.5%
  1,120,900 (d)Fiat S.P.A.                               3,440,817
                                                        ----------
            PAPER -- 0.4%
    170,000 (d)Burgo (Cartiere) S.P.A.                     964,744
                                                        ----------
            TELEPHONE -- 1.3%
    825,000 Telecom Italia S.P.A.                        2,910,967
                                                        ----------
            Total Italy                                  7,316,528
                                                        ----------
            JAPAN -- 2.0%
            ELECTRICAL EQUIPMENT -- 0.7%
    163,000 Hitachi, Ltd.                                1,498,013
                                                        ----------
            ENGINEERING & CONSTRUCTION-- 0.3%
     55,000 Daito Trust Construction                       605,647
                                                        ----------
            HOUSEHOLD APPLIANCES & FURNISHINGS -- 1.0%
     27,000 Sony Corp.                                   2,347,243
                                                        ----------
            Total Japan                                  4,450,903
                                                        ----------
            MEXICO -- 1.5%
            CONTAINER & GLASS -- 0.3%
    182,400 (d)Vitro SA                                    803,792
                                                        ----------
            HOLDING COS. -- DIVERSIFIED-- 1.2%
    346,000 Alfa, S.A. de C.V., Class A                  2,649,399
                                                        ----------
            Total Mexico                                 3,453,191
                                                        ----------
            NETHERLANDS -- 4.8%
            CHEMICALS -- 1.0%
     11,700 Akzo Nobel N.V.                              1,814,435
     20,000 European Vinyls Corp., International N.V.      457,564
                                                        ----------
            Total                                        2,271,999
                                                        ----------
            ELECTRONIC TECHNOLOGY -- 1.9%
     62,000 Philips Electronics N.V.                     4,413,973
                                                        ----------
            ENGINEERING & CONSTRUCTION-- 0.4%
     18,135 Ballast Nedam N.V.                             901,173
                                                        ----------
            FINANCIAL SERVICES -- 1.2%
     63,750 ING Groep, N.V.                              2,775,830
                                                        ----------
            RETAIL TRADE -- 0.3%
      9,657 Koninklijke Bijenkorf Beheer                   622,419
                                                        ----------
            Total Netherlands                           10,985,394
                                                        ----------

(See Notes to Portfolios of Investments)



                                                                 August 31, 1997

                                                      PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
 INTERNATIONAL STOCK FUND (continued)
--------------------------------------------------------------------------------

 ----------------------------------------------------------------------
  Shares    Description                                           Value
 ----------------------------------------------------------------------
            COMMON STOCKS (continued)
            NEW ZEALAND -- 2.3%
            AEROSPACE & RELATED -- 1.0%
    802,000 Air New Zealand Ltd., Class B                    $2,167,272
                                                             ----------
            CONSTRUCTION MATERIALS -- 0.2%
     22,000 Fletcher Challenge                                   25,861
    137,500 (c)Fletcher Challenge Building                      384,747
                                                             ----------
            Total                                               410,608
                                                             ----------
            INVESTMENT SERVICES -- 0.7%
  1,853,300 Brierley Investments, Ltd.                        1,586,532
                                                             ----------
            OIL -- 0.2%
    137,500 (c)Fletcher Challenge Energy                        484,887
                                                             ----------
            PAPER -- 0.2%
    275,000 (c)Fletcher Challenge Paper                         555,160
                                                             ----------
            Total New Zealand                                 5,204,459
                                                             ----------
            NORWAY -- 3.1%
            COMMERCIAL SERVICES -- 0.2%
     39,500 Unitor Ships Service                                555,399
                                                             ----------
            DRUGS -- 0.5%
     56,000 (c)Nycomed ASA, Class B                           1,023,622
                                                             ----------
            ELECTRIC UTILITIES -- 0.1%
     56,000 Hafslund Nycomed, Class B                           284,964
                                                             ----------
            ENGINEERING & CONSTRUCTION-- 1.3%
     61,800 (d)Kvaerner A.S., Class B                         3,008,235
                                                             ----------
            NON-FERROUS METALS -- 0.4%
     56,000 (c)Elkem A.S., Class A                              997,375
                                                             ----------
            PROCESS INDUSTRIES -- 0.6%
     60,500 Saga Petroleum A.S., Class A                      1,280,063
                                                             ----------
            Total Norway                                      7,149,658
                                                             ----------
            PERU -- 0.5%
            TELEPHONE -- 0.5%
     43,700 (c)CPT Telefonica de Peru S.A., Class B, ADR      1,021,487
                                                             ----------
            PHILIPPINES -- 0.1%
            TELEPHONE -- 0.1%
     12,820 (h)Philippine Long Distance Telephone Co., GDR      352,550
                                                             ----------
            PORTUGAL -- 0.6%
            BANKING -- 0.3%
     32,700 Banco Totta & Acores Nationalisiert, Class B        587,692
                                                             ----------
            FINANCIAL SERVICES -- 0.3%
     34,500 (c)BPI-SGPS S.A.                                    678,278
                                                             ----------
            Total Portugal                                    1,265,970
                                                             ----------
            SINGAPORE -- 0.2%
            RETAIL TRADE -- 0.2%
    588,229 Dairy Farm International Holdings, Ltd.             494,112
                                                             ----------
            SPAIN -- 6.0%
            BANKING -- 1.9%
     81,000 (c)(d)Banco Bilbao Vizcaya SA                     2,128,991
     91,500 Corporacion Bancaria de Espana SA, ADR            2,281,781
                                                             ----------
            Total                                             4,410,772
                                                             ----------

 ------------------------------------------------------------------------------
  Shares or
  Principal
  Amount     Description                                                  Value
 ------------------------------------------------------------------------------
             COMMON STOCKS (continued)
             SPAIN (continued)
             ELECTRIC UTILITIES -- 1.8%
      98,000 Empresa Nacional de Electricidad SA                     $1,974,471
     191,500 Iberdrola SA                                             2,149,073
                                                                    -----------
             Total                                                    4,123,544
                                                                    -----------
             PETROLEUM SERVICES -- 0.9%
      53,500 Repsol SA                                                2,113,667
                                                                    -----------
             TELEPHONE -- 1.4%
     118,500 (d)Telefonica de Espana                                  3,071,862
                                                                    -----------
             Total Spain                                             13,719,845
                                                                    -----------
             SWEDEN -- 4.1%
             AUTOMOBILES -- 0.9%
      76,500 Volvo AB, Class B                                        1,962,335
                                                                    -----------
             BANKING -- 1.0%
      75,000 Svenska Handelsbanken, Stockholm                         2,304,820
                                                                    -----------
             DRUG & HEALTHCARE -- 0.6%
      92,000 Astra AB, Class B                                        1,390,257
                                                                    -----------
             FOREST PRODUCTS -- 0.7%
      98,000 Stora Kopparbergs, Class B                               1,530,705
                                                                    -----------
             METALS -- 0.4%
      59,100 (c)Granges AB                                              885,584
                                                                    -----------
             OFFICE & BUSINESS EQUIPMENT-- 0.5%
      47,000 Esselte AB, Class A                                      1,163,839
                                                                    -----------
             Total Sweden                                             9,237,540
                                                                    -----------
             SWITZERLAND -- 3.0%
             BANKING -- 0.7%
      13,800 Credit Suisse Group                                      1,657,428
                                                                    -----------
             BUSINESS SERVICES -- 0.2%
         300 Societe Generale de Surveillance Holding SA, Class B       542,229
                                                                    -----------
             INSURANCE -- 1.5%
       9,500 Zurich Versicherungsgesellschaft                         3,446,886
                                                                    -----------
             LEISURE -- 0.6%
         350 Reiseburo Kuoni AG, Class B                              1,440,402
                                                                    -----------
             Total Switzerland                                        7,086,945
                                                                    -----------
             TOTAL COMMON STOCKS
               (identified cost $140,366,036)                       177,501,678
                                                                    -----------
             (E)COLLATERAL FOR SECURITIES LENDING -- 16.3% 561,480 Dreyfus Cash
     Management Plus (shares at net asset
              value)                                                    561,480
  $3,000,000 (b)Federal Signal Corp., Master Note, 5.655%,
              9/2/1997                                                3,000,000
  10,000,000 (b)Credit Suisse/First Boston Repurchase Agreement,
              5.808%, 9/2/1997                                       10,000,000
   2,000,000 GMAC Master Note, 5.59%, 9/2/1997                        2,000,000
   3,000,000 (f)J.P. Morgan Securities Master Note, 5.635%,
              9/2/1997                                                3,000,000

(See Notes to Portfolios of Investments)



[_] MARSHALL FUNDS

--------------------------------------------------------------------------------
 INTERNATIONAL STOCK FUND (continued)
--------------------------------------------------------------------------------

 ----------------------------------------------------------------------------
  Principal
  Amount
  or Shares  Description                                                Value
 ----------------------------------------------------------------------------
             (E)COLLATERAL FOR SECURITIES LENDING (continued)
  $7,500,000 (b)Lehman Brothers Corp., Repurchase Agreement,
              5.65%, 9/2/1997                                      $7,500,000
   7,000,000 (b)Merrill Lynch Corp., Repurchase Agreement,
              5.67%, 9/2/1997                                       7,000,000
   4,000,000 (b)Republic Master Note, 5.725%, 9/2/1997              4,000,000
                                                                   ----------
             TOTAL COLLATERAL FOR SECURITIES LENDING (at
               amortized cost and value)                           37,061,480
                                                                   ----------
             PREFERRED STOCKS -- 1.1%
             AUSTRALIA -- 0.8%
             BROADCASTING -- 0.8%
     491,572 News Corp., Ltd., Pfd.                                 1,871,986
                                                                   ----------
             ITALY -- 0.3%
             ENGINEERING & CONSTRUCTION-- 0.3%
     260,000 Autostrade Priv                                          616,996
                                                                   ----------
             TOTAL PREFERRED STOCKS
               (identified cost $2,470,088)                         2,488,982
                                                                   ----------
             CONVERTIBLE BONDS -- 0.7%
             CAYMAN ISLANDS -- 0.7%
   1,790,000 PIV Investment Finance, Company Guarantee, 4.50%,
              12/1/2000 (identified cost $1,431,133)                1,615,475
                                                                   ----------
             CONVERTIBLE PREFERRED STOCKS-- 2.9%
             ARGENTINA -- 0.7%
      24,080 (h)Cointel, Telefonica de Argentina SA, PRIDES,
              $5.04                                                 1,562,190
                                                                   ----------
             AUSTRALIA -- 0.8%
      66,614 National Australia Bank, Ltd., Melbourne,
              Exchangeable Capital Unit, $1.97                      1,902,662
                                                                   ----------
             GREAT BRITAIN -- 0.1%
     107,100 Hyder PLC, Pfd.                                          187,509
                                                                   ----------
             MEXICO -- 0.9%
      42,978 Nacional Financiera, SNC, PRIDES, $6.79                1,960,871
                                                                   ----------
             PHILIPPINES -- 0.4%
      29,000 (h)Philippine Long Distance Telephone Co., Conv.
              Pfd., Series II, $1.44                                  797,500
                                                                   ----------
             TOTAL CONVERTIBLE PREFERRED STOCKS (identified cost
               $5,473,435)                                          6,410,732
                                                                   ----------
             GOVERNMENT AGENCIES -- 8.7%
             (I)FEDERAL HOME LOAN BANK DISCOUNT
              NOTES -- 2.3%
   3,950,000 5.44%, 9/17/1997                                       3,940,520
   1,307,000 5.52%, 10/15/1997                                      1,298,204
                                                                   ----------
             Total                                                  5,238,724
                                                                   ----------
             (I)FEDERAL HOME LOAN MORTGAGE CORPORATION DISCOUNT NOTES --
              5.1%
   2,150,000 5.61%, 9/3/1997                                        2,149,355
     735,000 5.57%, 9/17/1997                                         733,207

 --------------------------------------------------------------------------
  Principal
  Amount    Description                                               Value
 --------------------------------------------------------------------------
            GOVERNMENT AGENCIES (continued)
   $963,000 5.54%, 9/19/1997                                       $960,361
  1,845,000 6.20%, 9/24/1997                                      1,838,674
  5,825,000 5.49%, 9/30/1997                                      5,799,708
                                                               ------------
            Total                                                11,481,305
                                                               ------------
            (I)FEDERAL NATIONAL MORTGAGE ASSOCIATION DISCOUNT NOTES--
             1.3%
  1,875,000 5.44%, 10/2/1997                                      1,866,265
  1,000,000 5.46%, 10/7/1997                                        994,610
                                                               ------------
            Total                                                 2,860,875
                                                               ------------
            TOTAL GOVERNMENT AGENCIES (identified cost
              $19,581,144)                                       19,580,904
                                                               ------------
            U.S. TREASURY ISSUES -- 7.9%
            U.S. TREASURY SECURITIES -- 7.9%
  7,384,000 (d)Treasury Bill, 9/18/1997                           7,366,738
  8,908,000 (d)Treasury Bill, 10/16/1997                          8,855,944
    721,000 Treasury Bill, 10/23/1997                               715,894
    836,000 Treasury Note, 5.125%, 4/30/1998                        833,601
                                                               ------------
            TOTAL U.S. TREASURY ISSUES (identified cost
              $17,767,532)                                       17,772,177
                                                               ------------
            TOTAL INVESTMENTS (identified cost $224,150,848)   $262,431,428
                                                               ============


---------------------------------------------------------------------------
 SMALL-CAP GROWTH FUND
 (FORMERLY, MARSHALL SMALL-CAP STOCK FUND)
---------------------------------------------------------------------------

 ---------------------------------------------------------------------
  Shares Description                                             Value
 ---------------------------------------------------------------------
         COMMON STOCKS -- 95.4%
         CAPITAL GOODS -- 19.3%
         COMPUTER SERVICES
  35,000 (c)Cambridge Technology Partners, Inc.             $1,128,750
  50,000 (c)Computer Products, Inc.                          1,518,750
  25,000 (c)Harbinger Corp.                                    875,000
  30,000 (c)PSW Technologies, Inc.                             405,000
  40,000 (c)Phoenix International Ltd.                         940,000
  30,000 (c)Radiant Systems, Inc.                              618,750
   5,000 (c)Saville Systems Ireland PLC, ADR                   334,375
  30,000 (c)Security Dynamics Technologies, Inc.             1,179,375
  40,000 (c)Transaction Systems Architects, Inc., Class A    1,385,000
                                                            ----------
         Total                                               8,385,000
                                                            ----------
         ELECTRONICS
  45,000 (c)Advanced Technology Materials, Inc.              1,327,500
  25,000 (c)Vitesse Semiconductor Corp.                      1,178,125
                                                            ----------
         Total                                               2,505,625
                                                            ----------
         Total Capital Goods                                10,890,625
                                                            ----------
         CONSUMER NON-DURABLES -- 56.1%
         BROADCASTING
  50,000 (c)Cox Radio, Inc., Class A                         1,337,500
  20,000 (c)Emmis Broadcasting Corp.,
          Class A                                              985,000

(See Notes to Portfolios of Investments)



                                                                 August 31, 1997

                                                      PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
 SMALL-CAP GROWTH FUND
 (FORMERLY, MARSHALL SMALL-CAP STOCK FUND) (continued)
--------------------------------------------------------------------------------

 ---------------------------------------------------------
  Shares Description                                 Value
 ---------------------------------------------------------
         COMMON STOCKS (continued)
         CONSUMER NON-DURABLES (continued)
  20,000 (c)Heftel Broadcasting Corp.,
          Class A                               $1,240,000
  60,000 (c)Outdoor Systems, Inc.                1,586,250
  30,000 (c)Universal Outdoor Holdings, Inc.     1,027,500
  25,000 (c)Westwood One, Inc.                     703,125
                                                ----------
         Total                                   6,879,375
                                                ----------
         COMMERCIAL SERVICES
  40,000 (c)NOVA Corp.                           1,015,000
  50,000 (c)Steiner Leisure Ltd.                 1,525,000
  40,000 (c)SteriGenics International, Inc.        605,000
                                                ----------
         Total                                   3,145,000
                                                ----------
         DRUGS
  35,000 (c)North American Vaccine, Inc.           717,500
  25,000 (c)Parexel International Corp.            884,375
                                                ----------
         Total                                   1,601,875
                                                ----------
         LEISURE & RECREATION
  30,000 (c)Regal Cinemas, Inc.                    851,250
                                                ----------
         MANUFACTURING
  15,000 (c)Cymer, Inc.                          1,363,125
  30,000 (c)II-VI, Inc.                            765,000
  40,000 (c)Novel Denim Holdings Ltd.              875,000
  55,000 Windmere Corp.                          1,045,000
                                                ----------
         Total                                   4,048,125
                                                ----------
         MEDICAL SUPPLIES
  40,000 (c)Henry Schein, Inc.                   1,425,000
  30,000 (c)Sterile Recoveries, Inc.               525,000
                                                ----------
         Total                                   1,950,000
                                                ----------
         RESTAURANTS
  50,000 (c)Landrys Seafood Restaurants, Inc.    1,200,000
                                                ----------
         RETAIL
  40,000 (c)Abercrombie & Fitch Co., Class A       960,000
  35,000 (c)MSC Industrial Direct Co.            1,421,875
  45,000 (c)Party City Corp.                     1,080,000
                                                ----------
         Total                                   3,461,875
                                                ----------
         SERVICES
  50,000 (c)ACE*COMM Corp.                         831,250
  40,000 (c)Apollo Group, Inc., Class A          1,427,500
  55,000 (c)Corestaff, Inc.                      1,636,250
  50,000 (c)Powerwave Technologies, Inc.         1,953,125
  45,000 (c)Rental Service Corp.                 1,063,125
  40,000 Stewart Enterprises, Inc.,
          Class A                                1,580,000
                                                ----------
         Total                                   8,491,250
                                                ----------
         Total Consumer Non-Durables            31,628,750
                                                ----------
         ENERGY -- 4.4%
         OIL & GAS EQUIPMENT & SERVICES
  30,000 (c)BJ Services Co., Warrants            1,410,000
  20,000 (c)Eagle Geophysical, Inc.                410,000
  20,000 (c)Newpark Resources, Inc.                677,500
                                                ----------
         Total Energy                            2,497,500
                                                ----------

 ----------------------------------------------------------------------------
  Shares or
  Principal
  Amount    Description                                                 Value
 ----------------------------------------------------------------------------
            COMMON STOCKS (continued)
            FINANCIAL -- 11.2%
     35,000 Arm Financial Group, Inc, Class A                        $680,313
     33,000 (c)Ocwen Financial Corp.                                1,408,688
     50,000 Raymond James Financial, Inc.                           1,450,000
     30,000 Redwood Trust, Inc.                                     1,151,250
     30,000 (c)Silicon Valley Bancshares                            1,612,500
                                                                  -----------
            Total Financial                                         6,302,751
                                                                  -----------
            TELECOMMUNICATIONS -- 4.4%
     35,000 (c)Brightpoint, Inc.                                    1,312,500
     35,000 (c)McLeod, Inc., Class A                                1,185,624
                                                                  -----------
            Total Telecommunications                                2,498,124
                                                                  -----------
            TOTAL COMMON STOCKS (identified cost $46,093,506)      53,817,750
                                                                  -----------
            (g)U.S. TREASURY -- 0.1%
    $40,000 United States Treasury Bill, 9/25/1997 (identified
             cost $39,867)                                             39,904
                                                                  -----------
            (B)REPURCHASE AGREEMENT -- 3.8% 2,168,000 Credit Suisse First
  Boston, 5.53%, dated 8/29/1997,
             due 9/2/1997 (at amortized cost)                       2,168,000
                                                                  -----------
            TOTAL INVESTMENTS (identified cost $48,301,373)(c)    $56,025,654
                                                                  ===========



-----------------------------------------------------------------------------
 SHORT-TERM INCOME FUND
-----------------------------------------------------------------------------

 ------------------------------------------------------------------------------
  Principal
  Amount     Description                                                  Value
 ------------------------------------------------------------------------------
             ASSET-BACKED SECURITIES -- 20.3%
  $1,805,441 BCF LLC, Series 1996-C2, Class A, 7.615%, 11/16/2026 $1,813,909
   1,464,621 CMC Securities Corp., Series 1994-E, Class A1, 6.00%,
              3/25/2024                                               1,461,545
   2,427,573 CPS Auto Grantor Trust, Series 1997-2, Class A,
              6.65%, 10/15/2020                                       2,444,396
     552,620 Contimortgage Home Equity Loan Trust, Series 1995-4,
              Class A3, 6.20%, 10/15/2010                               552,836
   2,955,139 Contitrade Services Home Equity Loan Trust, Series
              1991-1, Class A, 8.80%, 1/15/2006                       2,965,837
   2,570,665 Contitrade Services Home Equity Loan Trust, Series
              1991-2, Class A, 7.70%, 9/15/2006                       2,594,778
     756,415 Equicon Home Equity Loan Trust, Series 1992-7, Class
              A, 5.90%, 9/18/2005                                       750,841
      70,861 Ford Credit Grantor Trust, Series 1993-B, Class A,
              4.30%, 7/15/1998                                           70,880
   3,000,000 Green Tree Home Equity Loan Trust, Series 96-C, Class
              A2, 7.10%, 6/15/2026                                    3,040,650

(See Notes to Portfolios of Investments)



[_] MARSHALL FUNDS

--------------------------------------------------------------------------------
 SHORT-TERM INCOME FUND (continued)
--------------------------------------------------------------------------------

 --------------------------------------------------------------------------
  Principal
  Amount    Description                                               Value
 --------------------------------------------------------------------------
            ASSET-BACKED SECURITIES (continued)
   $165,722 HFC Revolving Home Equity Loan Trust, Series 1992-
             1, Class A, 6.1175%, 11/15/2017                       $165,886
  1,351,331 New York City Tax Lien, Class B, 6.56%, 5/25/2005     1,352,602
    663,137 Olympic Automobile Receivables Trust, Series 1994-
             A, 5.65%, 1/15/2001                                    663,740
  1,004,495 Olympic Automobile Receivables Trust, Series 1995-
             B, Class A2, 7.35%, 10/15/2001                       1,022,445
    248,747 Premier Auto Trust, Series 1993-4, Class A2,
             4.65%, 2/2/1999                                        248,402
  2,407,160 Residential Asset Securitization Trust 1996-A8,
             Class A1, 8.00%, 12/25/2026                          2,445,381
  1,518,253 Structured Asset Securities Corp., Series 1995-C1,
             Class A1A, 7.375%, 9/25/2024                         1,528,699
  1,925,501 The Money Store Home Equity Loan Trust, Series
             1992-D2, Class A3, 7.55%, 1/15/2018                  1,965,513
  2,450,000 The Money Store Home Equity Loan Trust, Series
             1995-C, Class A2, 6.25%, 8/15/2016                   2,450,221
  2,000,000 UCFC Home Equity Loan, Series 1996-A, Class A4,
             6.30%, 5/15/2010                                     1,990,280
    660,272 Western Financial Grantor Trust, Series 1994-2,
             Class A1, 6.375%, 9/1/1999                             662,886
                                                                 ----------
            TOTAL ASSET-BACKED SECURITIES (identified cost
              $30,134,027)                                       30,191,727
                                                                 ----------
            COLLATERALIZED MORTGAGE OBLIGATIONS -- 31.8%
            FEDERAL HOME LOAN MORTGAGE
             CORPORATION -- 6.1%
    190,198 7.75%, 1/15/2018, Series 1259, Class H                  190,759
    432,295 10.00%, 7/15/2018, Series 10D                           436,475
  4,320,777 7.00%, 1/15/2020, Series 1834, Class A                4,354,220
  4,203,951 6.05%, 9/15/2020, Series 1818, Class A                4,128,831
                                                                 ----------
            Total                                                 9,110,285
                                                                 ----------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 0.3%
    431,918 7.50%, 4/25/2014, REMIC, Series 1991-06-K               432,548
                                                                 ----------
            OTHER FINANCIAL -- 25.4%
  4,000,000 Collateralized Mortgage Securities Corp., Series
             1990-5, Class H, 9.25%, 7/20/2020                    4,201,320
  3,485,943 Countrywide Home Loans Inc., Series 1997-5, Class
             A2, 9.00%, 9/25/2027                                 3,615,644
  2,509,768  GE Capital Mortgage Services, Inc., Series 1995-8, Class A3, 7.00%,
             10/25/2025 2,512,830

 ----------------------------------------------------------------------------
  Principal
  Amount     Description                                                Value
 ----------------------------------------------------------------------------
             COLLATERALIZED MORTGAGE OBLIGATIONS
              (continued)
             OTHER FINANCIAL (continued)
  $3,000,000 GE Capital Mortgage Services, Inc., Series 1994-28,
              Class A3, 8.00%, 8/25/2024                           $3,050,940
   2,119,884 Independent National Mortgage Corp., Series 1995-R,
              Class A1, 7.25%, 11/25/2010                           2,138,051
   3,749,712  Norwest Asset Securities Corp., Series 1996-9, Class A5, 10.00%,
              1/25/2027 3,863,081
   1,806,439 PNC Mortgage Securities Corp., Series 1994-1, Class
              T7, 6.00%, 2/25/2024                                  1,737,614
   3,774,325 PNC Mortgage Securities Corp., Series 1997-3, Class
              2A3, 7.50%, 5/25/2027                                 3,811,200
     184,924 Paine Webber CMO Trust , Series 0, Class 4, 9.50%,
              6/1/2017                                                184,557
   1,836,190 Prudential Home Mortgage Securities Co., Series
              1992-32, Class A4, 7.15%, 10/25/2022                  1,839,844
   2,340,723 Prudential Home Mortgage Securities Co., Series
              1993-54, Class A21, 5.50%, 1/25/2024                  2,308,913
   3,137,000  Residential Accredit Loans, Inc., Series 1996-QS5, Class AI5,
              7.60%, 9/25/2026 3,170,572
   1,391,779  Residential Funding Mortgage Securities I, Series 1993-S41, Class
              A1, 6.85%, 9/25/2023 1,394,813
   3,919,373 Securitized Asset Sales, Inc., Series 1995-4, Class
              A5, 7.25%, 11/25/2025                                 3,962,878
                                                                   ----------
             Total                                                 37,792,257
                                                                   ----------
             TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
               (identified cost $47,268,480)                       47,335,090
                                                                   ----------
             CORPORATE BONDS -- 17.6%
             FINANCE -- 2.0%
   3,000,000 Lehman Brothers Holdings, Inc., 6.90%, 1/29/2001       3,024,720
                                                                   ----------
             OTHER FINANCIAL -- 15.6%
   4,000,000  (h)Corestates Capital Corp., Bank Guarantee, 6.32%, 2/15/2027
              3,916,000
   5,000,000 (h)Edison Funding Co., Sr. Note, 6.75%, 12/17/1999     5,038,600
   3,250,000 (h)Florida Windstorm Under, 6.50%, 8/25/2002           3,208,628
   4,000,000 (h)HSB Group, Inc., 6.66%, 7/15/2027                   4,004,416
   3,000,000 Old Kent Capital Trust I, Company Guarantee,
              6.51875%, 2/1/2027                                    2,992,536

(See Notes to Portfolios of Investments)



                                                                 August 31, 1997

                                                      PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
 SHORT-TERM INCOME FUND (continued)
--------------------------------------------------------------------------------

 ----------------------------------------------------------------------------
  Principal
  Amount     Description                                                Value
 ----------------------------------------------------------------------------
             CORPORATE BONDS (continued)
             OTHER FINANCIAL (continued)
  $4,000,000 Washington Water Power II, 6.6875%, 6/1/2037          $3,965,376
                                                                 ------------
             Total                                                 23,125,556
                                                                 ------------
             TOTAL CORPORATE BONDS (identified cost
               $26,039,274)                                        26,150,276
                                                                 ------------
             MORTGAGE BACKED SECURITIES-- 16.7%
             FEDERAL HOME LOAN MORTGAGE
              CORPORATION -- 1.7%
   2,368,270 11.00%, 8/1/2019                                       2,649,503
                                                                 ------------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 15.0%
   1,158,374 8.00%, 8/1/2007                                        1,192,407
   3,659,326 8.00%, 5/1/2008                                        3,806,833
   2,637,462 11.00%, 12/1/2015                                      2,945,728
   1,276,737 10.00%, 7/1/2020                                       1,389,243
   2,121,471 9.50%, 12/1/2024                                       2,290,868
   3,111,962 9.50%, 1/1/2025                                        3,359,391
   2,400,488 9.50%, 1/1/2025                                        2,592,164
   4,288,291 9.50%, 1/1/2025                                        4,630,706
                                                                 ------------
             Total                                                 22,207,340
                                                                 ------------
             TOTAL MORTGAGE BACKED SECURITIES (identified cost
               $24,688,919)                                        24,856,843
                                                                 ------------
             (B)REPURCHASE AGREEMENT -- 13.1%
  19,540,000 Credit Suisse First Boston, 5.53%, dated
              8/29/1997, due 9/2/1997 (at amortized cost)          19,540,000
                                                                 ------------
             TOTAL INVESTMENTS (identified cost $147,670,700)    $148,073,936
                                                                 ============



-----------------------------------------------------------------------------
 INTERMEDIATE BOND FUND
-----------------------------------------------------------------------------

 ------------------------------------------------------------------------------
  Principal
  Amount      Description                                                 Value
 ------------------------------------------------------------------------------
              ASSET-BACKED SECURITIES -- 19.3%
  $10,000,000 Bridgestone/Firestone Master Trust, Series 1996-1,
               Class A, 6.17%, 7/1/2003                              $9,974,900
    5,000,000 Contimortgage Home Equity Loan Trust, Series 1995-4,
               Class A5, 6.56%, 12/15/2010                            5,014,800
    4,325,000 Green Tree Financial Corp., Series 1994-7, Class A4,
               8.35%, 3/15/2020                                       4,530,368
   12,000,000 Green Tree Financial Corp., Series 1996-6, Class A3,
               6.75%, 9/15/2027                                      12,098,640
   10,000,000 Metris Master Trust, Series 1997-1, Class A, 6.87%,
               11/20/2005                                            10,131,200
    4,762,257 Mortgage Capital Funding, Inc., Series 1995-MC1,
               Class A1A, 7.70%, 5/25/2027                            4,845,596
    5,840,000  Olympic Automobile Receivables Trust, Series 1995-D, Class A4,
               6.05%, 11/15/2000 5,862,834

 ------------------------------------------------------------------------------
  Principal
  Amount      Description                                                 Value
 ------------------------------------------------------------------------------
              ASSET-BACKED SECURITIES (continued)
  $12,000,000 Rasta, Series 1996-A, Class A2, 7.50%, 11/15/2011     $12,107,100
   12,000,000 The Money Store, Series
               1996-B, Class A7, 7.55%, 8/15/2020                    12,321,720
                                                                    -----------
              TOTAL ASSET-BACKED SECURITIES (identified cost
                $63,985,602)                                         76,887,158
                                                                    -----------
              COLLATERALIZED MORTGAGE OBLIGATIONS -- 17.0% 9,471,422 Countrywide
    Home Loans Inc., Series 1997-5, Class
               A2, 9.00%, 9/25/2027                                   9,823,825
    8,380,592 Federal Home Loan Mortgage Association, Series
               1829, Class H, 6.50%, 10/15/2021                       8,312,793
    6,049,088 Federal Home Loan Mortgage Association, Series
               1834, Class A, 7.00%, 1/15/2020                        6,095,908
   10,000,000  Federal National Mortgage Association, Series 1997- 17, Class PD,
               7.00%, 4/18/2021 10,044,270
   11,249,135  Norwest Asset Securities Corp., Series 1996-9, Class A5, 10.00%,
               1/25/2027 11,589,242
    9,601,169 Prudential Home Mortgage Securities Corp., Series
               1993-54, Class A21, 5.50%, 1/25/2024                   9,470,689
    7,000,000  (a)Residential Accredit Loans, Inc., Series 1996- QS5, Class AI5,
               7.60%, 9/25/2026 7,074,914
    5,060,843 Structured Asset Securities Corp., Series 1995-C1,
               Class A1A, 7.375%, 9/25/2024                           5,095,662
                                                                    -----------
              TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                (identified cost $70,966,955)                        67,507,303
                                                                    -----------
              CORPORATE BONDS -- 52.7%
              BANKING -- 13.4%
    8,000,000 Fleet Financial Group, Inc., 8.125%, 7/1/2004           8,525,280
   12,000,000 Mercantile Capital Trust I, 6.569%, 2/1/2027           11,927,220
    6,350,000 NationsBank Corp., 6.94%, 4/12/2002                     6,426,137
    8,000,000 Provident Bank, 6.125%, 12/15/2000                      7,898,880
   12,500,000 (h)Starbank Capital Trust, Series 144A, 6.578%,
               6/15/2027                                             12,442,587
    6,000,000 Toronto-Dominion Bank, 7.875%, 8/15/2004                6,139,740
                                                                    -----------
              Total                                                  53,359,844
                                                                    -----------
              BROKER -- 7.3%
    8,000,000 Bear Stearns Cos., Inc., 7.00%, 1/15/2027               8,013,888
    7,000,000 Donaldson, Lufkin and Jenrette Securities Corp.,
               5.625%, 2/15/2016                                      6,805,680
    9,000,000 Lehman Brothers Holdings, Inc., 6.90%, 1/29/2001        9,074,160
    5,000,000 Lehman Brothers, Inc., 7.50%, 8/1/2026                  5,224,250
                                                                    -----------
              Total                                                  29,117,978
                                                                    -----------

(See Notes to Portfolios of Investments)



[_] MARSHALL FUNDS

--------------------------------------------------------------------------------
 INTERMEDIATE BOND FUND (continued)
--------------------------------------------------------------------------------

 ------------------------------------------------------------------------------
  Principal
  Amount     Description                                                  Value
 ------------------------------------------------------------------------------
             CORPORATE BONDS (continued)
             CONSUMER SERVICES -- 0.7%
  $2,750,000 (d)Marriott International, Inc., Series C, 7.125%,
              6/1/2007                                               $2,738,560
                                                                    -----------
             FINANCE -- 23.8%
   4,000,000 Corestates Capital Corp., 6.40%, 1/15/2027               3,945,964
  10,000,000 Credit Suisse, London, 7.90%, 5/1/2007                  10,416,170
  10,000,000 Edison Funding Co., 6.75%, 12/17/1999                   10,077,200
  12,000,000 Firstar Capital Trust I, 8.32%, 12/15/2026              12,387,720
  10,000,000 Florida Windstorm Under, 6.50%, 8/25/2002                9,872,700
   6,750,000 Ford Motor Credit Corp., 6.25%, 12/20/2002               6,610,613
   5,000,000 Ford Motor Credit Corp., 8.24%, 1/15/2002                5,293,900
   5,165,000 General Motors Acceptance Corp., 7.00%, 6/6/2003         5,226,205
   6,700,000 General Motors Acceptance Corp., 7.50%, 6/9/2000         6,878,622
   4,000,000 HSB Group, Inc., 6.66%, 7/15/2027                        4,004,416
  12,000,000 Old Kent Capital Trust I, 6.51875%, 2/1/2027            11,970,144
   8,000,000 Sears Roebuck Acceptance Corp., Series III, 7.01%,
              9/19/2002                                               8,112,080
                                                                    -----------
             Total                                                   94,795,734
                                                                    -----------
             INDUSTRIAL SERVICES -- 4.5%
   5,000,000 Dayton-Hudson Corp., 6.40%, 2/15/2003                    4,904,150
   7,000,000 Dayton-Hudson Corp., 9.75%, 7/1/2002                     7,842,030
   5,000,000 Waste Management, Inc., 6.625%, 7/15/2002                4,984,850
                                                                    -----------
             Total                                                   17,731,030
                                                                    -----------
             UTILITIES-GAS -- 1.4%
   5,590,000 Burlington Resources, Inc., 7.15%, 5/1/1999              5,680,111
                                                                    -----------
             UTILITIES-TELEPHONE -- 1.6%
   6,070,000 NYNEX Capital Funding Co., Series B, 8.10%,
              11/1/1999                                               6,256,592
                                                                    -----------
             TOTAL CORPORATE BONDS (identified cost $217,712,233)   209,679,849
                                                                    -----------
             CORPORATE NOTES -- 4.6%
             BROKER/DEALERS -- 2.0%
   8,000,000 Bear Stearns Cos., Inc., 6.75%, 5/1/2001                 8,046,000
                                                                    -----------
             TOBACCO -- 2.6%
  10,000,000 (d)Philip Morris Cos., Inc., 7.25%, 9/15/2001           10,160,500
                                                                    -----------
             TOTAL CORPORATE NOTES (identified cost $17,934,420)     18,206,500
                                                                    -----------

 ------------------------------------------------------------------------------
  Shares or
  Principal
  Amount    Description                                                   Value
 ------------------------------------------------------------------------------
            MORTGAGE BACKED SECURITIES-- 0.0%
            FEDERAL HOME LOAN MORTGAGE
             ASSOCIATION -- 0.0%
    $11,352 8.75%, 4/1/2001 (identified cost $11,891)                   $11,699
                                                                   ------------
            U.S. TREASURY SECURITIES -- 5.0%
            (D)U.S. TREASURY BONDS -- 1.9%
  8,000,000 6.375%, 8/15/2027                                         7,757,280
                                                                   ------------
            (D)U.S. TREASURY NOTES -- 3.1%
  7,000,000 6.25%, 2/15/2003                                          7,003,080
  5,000,000 7.875%, 8/15/2001                                         5,292,850
                                                                   ------------
            Total                                                    12,295,930
                                                                   ------------
            TOTAL U.S. TREASURY SECURITIES (identified cost
              $20,001,094)                                           20,053,210
                                                                   ------------
            (E)COLLATERAL FOR SECURITIES LENDING -- 6.7%
  5,000,000 Chrysler Financial Corp., 5.61%, 9/17/1997                4,992,380
    449,283 Dreyfus Cash Management Plus (shares at net asset
             value)                                                     449,283
  2,000,000 General Motors Acceptance Corp., Master Note, 5.96%,
             9/2/1997                                                 2,000,000
  5,000,000 JP Morgan Securities, Inc., Master Note, 5.635%,
             9/2/1997                                                 5,000,000
  1,000,000 (b)Merrill Lynch Corp., Repurchase Agreement, 5.67%,
             9/2/1997                                                 1,000,000
  5,256,250 (b)Morgan Stanley & Co., Inc., Repurchase Agreement,
             5.695%, 9/2/1997                                         5,256,250
  5,000,000 National Bank, 5.715%, 9/24/1997                          5,000,000
  3,000,000 Republic New York Securities Corp., Master Note,
             5.725%, 9/2/1997                                         3,000,000
                                                                   ------------
            TOTAL COLLATERAL FOR SECURITIES LENDING (at
              amortized cost)                                        26,697,913
                                                                   ------------
            (B)REPURCHASE AGREEMENT -- 0.8% 3,317,000 Credit Suisse First
  Boston, 5.53%, dated 8/29/1997,
             due 9/2/1997 (at amortized cost)                         3,317,000
                                                                   ------------
            TOTAL INVESTMENTS (identified cost $420,627,108)       $422,360,632
                                                                   ============



-------------------------------------------------------------------------------
 GOVERNMENT INCOME FUND
-------------------------------------------------------------------------------

 -------------------------------------------------------------------------
  Principal
  Amount    Description                                              Value
 -------------------------------------------------------------------------
            ASSET-BACKED SECURITIES -- 0.6%
  1,283,055 Contitrade Services Home Equity Loan Trust, 7.70%,
             9/15/2006, (Series 1991-2) (identified cost
             $1,297,490)                                         1,295,090
                                                                 ---------

(See Notes to Portfolios of Investments)



                                                                 August 31, 1997

                                                      PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
 GOVERNMENT INCOME FUND (continued)
--------------------------------------------------------------------------------

 ----------------------------------------------------------------------------
  Principal
  Amount     Description                                                Value
 ----------------------------------------------------------------------------
             COLLATERALIZED MORTGAGE
              OBLIGATIONS -- 26.4%
  $2,331,436 BCF LLC, 7.583%, 11/16/2026, (Series 1996-C2)         $2,342,370
   8,380,220 Bear Stearns Mortgage Securities, Inc., 9.85%,
              9/25/2027, (Series 1996-4)                            9,006,139
   3,141,526 Chase Mortgage Finance Corp., 6.25%, 11/25/2009,
              (Series 1993-M-CL-A6)                                 3,066,067
   5,000,000 GE Capital Mortgage Services, Inc., 8.00%,
              8/25/2024, (Series 1994-28-A3)                        5,084,900
   3,574,223 Independent National Mortgage Corp., 7.25%,
              11/25/2010, (Series 1995-M-A2)                        3,604,854
   6,450,000 Independent National Mortgage Corp., 7.50%,
              9/25/2025, (Series 1995-M-C)                          6,525,259
   6,401,785 Prudential Home Mortgage Securities, 7.40%,
              5/25/2007, (Series 1992-B)                            6,407,803
   3,108,458 Residential Asset Securitization Trust, 8.00%,
              12/25/2026, (Series 1996-A8)                          3,157,814
  10,000,000 Residential Funding Mortgage Securities, 7.50%,
              5/25/2027, (Series 1997-S7-I)                        10,104,100
   4,654,048 Saxon Mortgage Securities Corp., 5.68%, 11/25/2023,
              (Series 1993-10-CL-A2)                                4,462,162
                                                                   ----------
             TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
               (identified cost ($53,420,997)                      53,761,468
                                                                   ----------
             MORTGAGE BACKED SECURITIES -- 92.0%
             FEDERAL HOME LOAN MORTGAGE
              CORPORATION -- 30.6%
   8,600,553 7.00%, 11/1/2009                                       8,716,144
   5,381,272 7.00%, 5/1/2027                                        5,325,791
  15,000,000 (j)7.50%, TBA                                         15,168,750
   5,430,249 7.50%, 5/1/2024                                        5,550,746
  13,400,000 8.00%, 6/15/2023                                      14,318,034
     960,858 8.50%, 2/1/2009                                        1,001,098
   5,856,375 8.50%, 9/1/2024                                        6,127,232
      74,034 8.75%, 4/1/2001                                           76,301
   5,036,889 9.00%, TBA                                             5,385,034
     551,969 9.00%, 5/1/2017                                          593,709
       9,136 9.50%, 2/1/2001                                            9,490
      15,677 10.50%, 10/1/2000                                         16,515
                                                                   ----------
             Total                                                 62,288,844
                                                                   ----------
             FEDERAL NATIONAL MORTGAGE
              ASSOCIATION -- 38.5%
  10,034,450 6.90%, 5/25/2021                                       9,569,624
  25,000,000 (j)7.00%, TBA                                         24,723,500
  25,000,000 (j)7.50%, TBA                                         25,281,250
   5,861,397 7.50%, 1/1/2024                                        5,945,684
   2,012,856 7.95%, 11/25/2019                                      2,029,502
   1,390,049 8.00%, 8/1/2007                                        1,430,889
   4,895,410 11.00%, 12/1/2015                                      5,467,585
     553,733 11.00%, 6/1/2020                                         621,066
   1,286,217 11.50%, TBA                                            1,483,176
   1,133,617 11.50%, 7/1/2006                                       1,235,993

 ----------------------------------------------------------------------------
  Principal
  Amount     Description                                                Value
 ----------------------------------------------------------------------------
             MORTGAGE BACKED SECURITIES (continued)
             FEDERAL NATIONAL MORTGAGE
              ASSOCIATION (continued)
    $543,604 11.50%, 10/1/2015                                       $617,442
                                                                 ------------
             Total                                                 78,405,711
                                                                 ------------
             GOVERNMENT NATIONAL MORTGAGE
              ASSOCIATION -- 22.9%
  11,754,552 6.00%, 12/20/2026                                     11,920,644
   9,653,685 6.50%, 2/15/2024                                       9,368,515
   7,408,085 8.00%, 8/15/2024                                       7,639,587
  11,897,927 8.495%, 6/16/2013                                     12,022,736
   1,228,556 9.00%, 2/15/2020                                       1,319,936
     425,749 9.50%, 7/15/2019                                         462,069
   3,002,581 9.50%, 10/15/2024                                      3,261,553
     452,005 10.00%, 11/15/2020                                       496,076
      14,052 10.50%, 10/15/2000                                        14,629
       7,175 10.50%, 10/15/2000                                         7,478
      30,133 11.00%, 11/15/2000                                        31,461
                                                                 ------------
             Total                                                 46,544,684
                                                                 ------------
             TOTAL MORTGAGE BACKED SECURITIES (identified cost
               $186,348,464)                                      187,239,239
                                                                 ------------
             CORPORATE BONDS -- 1.9%
   4,000,000 (f)(h)HSB Group, Inc., Floating Rate Note, 6.66%,
              10/15/1997 (identified cost $3,958,600)               4,004,416
                                                                 ------------
             U.S. TREASURY -- 0.6%
   5,000,000 United States Treasury Bond Strip, 8.875%,
              2/15/2019 (identified cost $1,257,224)                1,182,250
                                                                 ------------
             (B)REPURCHASE AGREEMENT -- 14.6%
  29,649,000 Credit Suisse First Boston, 5.530%, dated
              8/29/1997, due 9/2/1997 (at amortized cost)          29,649,000
                                                                 ------------
             TOTAL INVESTMENTS (identified cost $275,931,775)    $277,131,463
                                                                 ============



-----------------------------------------------------------------------------
 INTERMEDIATE TAX-FREE FUND
-----------------------------------------------------------------------------

 ----------------------------------------------------------------------------
  Principal                                                 Credit
  Amount     Description                                 Rating(k)      Value
 ----------------------------------------------------------------------------
             LONG-TERM MUNICIPALS -- 96.5%
             ARIZONA -- 7.7%
  $2,500,000 Arizona Educational Loan Marketing Corp.,
              Revenue Refunding Bonds, 6.85% (MBIA
              INS)/(Original Issue Yield: 6.90%),
              9/1/1999                                      AAA    $2,618,475
   1,000,000 Maricopa County, AZ Community College
              District, GO UT Bonds (Series A), 6.00%,
              7/1/2006, Callable 7/1/2003 @ 101              AA     1,070,480

(See Notes to Portfolios of Investments)



[_] MARSHALL FUNDS

--------------------------------------------------------------------------------
 INTERMEDIATE TAX-FREE FUND (continued)
--------------------------------------------------------------------------------

 ------------------------------------------------------------------------------
  Principal                                                   Credit
  Amount     Description                                   Rating(k)      Value
 ------------------------------------------------------------------------------
             LONG-TERM MUNICIPALS (continued)
             ARIZONA (continued)
  $1,000,000 Maricopa County, AZ School District No. 4,
              GO UT Bonds, 5.375% (FGIC INS)/(Original
              Issue Yield: 5.40%), 7/1/2009, Callable
              7/1/2006 @ 101                                  AAA    $1,038,610
   2,000,000 Maricopa County, AZ Unified School District
              No. 41, Certificate Participation, 5.00%
              (FSA INS), 1/1/2002                             AAA     2,049,820
                                                                     ----------
             Total                                                    6,777,385
                                                                     ----------
             ARKANSAS -- 3.1%
   2,815,000 Arkansas Development Finance Authority,
              Revenue Bonds, 5.00% (AMBAC INS)/(Original
              Issue Yield: 5.055%), 7/1/2020                  AAA     2,773,338
                                                                     ----------
             FLORIDA -- 2.4%
   2,000,000 Reedy Creek, FL, Refunding Revenue Bonds,
              5.25% (AMBAC INS), 10/1/2004                    AAA     2,074,000
                                                                     ----------
             HAWAII -- 1.2%
   1,000,000 Hawaii State, GO UT Bonds (Series CA),
              5.50% (Original Issue Yield: 6.00%),
              1/1/2012                                         A+     1,030,980
                                                                     ----------
             ILLINOIS -- 10.8%
   1,500,000 Arlington Heights, IL, GO UT Refunding
              Bonds (Series B), 4.55%, 12/1/2001               NR     1,508,520
   4,000,000 Chicago, IL Metropolitan Water Reclamation
              District, GO UT Refunding Bonds, 5.50%,
              12/1/2008                                        AA     4,212,280
   2,500,000 Illinois State, GO UT Bonds, 5.25% (FGIC
              INS), 9/1/2004                                  AAA     2,597,700
   1,085,000 Waukegan, IL, GO UT Bonds, 6.40% (MBIA
              INS)/(Original Issue Yield: 6.45%),
              12/30/2004, Callable 12/30/2002 @ 100           AAA     1,186,339
                                                                     ----------
             Total                                                    9,504,839
                                                                     ----------
             INDIANA -- 1.8%
   1,500,000 Indiana Secondary Market For Education
              Loans, Inc., Revenue Bonds, 7.00% (AMBAC
              INS), 12/1/1999                                 AAA     1,582,905
                                                                     ----------

 ------------------------------------------------------------------------------
  Principal                                                   Credit
  Amount     Description                                   Rating(k)      Value
 ------------------------------------------------------------------------------
             LONG-TERM MUNICIPALS (continued)
             IOWA -- 3.5%
  $1,050,000 Cedar Rapids, IA, GO UT Bonds (Series B),
              5.20% (Original Issue Yield: 5.25%),
              6/1/2007, Callable 6/1/2004 @ 100                NR    $1,073,867
   2,000,000 Iowa Finance Authority, Revenue Bonds,
              6.00% (Ipsco Inc.), 6/1/2027                     NR     2,038,180
                                                                     ----------
             Total                                                    3,112,047
                                                                     ----------
             LOUISIANA -- 1.2%
   1,000,000 Louisiana PFA, Student Loan Refunding
              Revenue Bonds (Series A-2), 6.75% (Student
              Loans GTD), 9/1/2006, Callable 9/1/2002 @
              102                                             AAA     1,066,000
                                                                     ----------
             MARYLAND -- 1.2%
   1,000,000 Maryland State, GO UT Bonds, 5.20%
              (Original Issue Yield: 5.25%), 3/15/2003        AAA     1,038,380
                                                                     ----------
             MASSACHUSETTS -- 1.2%
   1,000,000 New England Educational Loan Marketing
              Corp., Student Loan Revenue Bonds, 6.60%
              (Student Loans GTD), 9/1/2002                    NR     1,064,010
                                                                     ----------
             MICHIGAN -- 3.8%
   2,220,000 Michigan State Building Authority, Revenue
              Refunding Bonds, 6.00% (Original Issue
              Yield: 6.05%), 10/1/2000                        AA-     2,326,871
   1,000,000 Northville, MI Public School District, GO
              UT Refunding Bonds, 5.00% (FGIC INS),
              5/1/2008                                        AAA     1,008,320
                                                                     ----------
             Total                                                    3,335,191
                                                                     ----------
             MINNESOTA -- 2.4%
   2,050,000 Minneapolis Special School District No.
              001, MN, GO UT Bonds, 5.00%, 2/1/2004            AA     2,101,824
                                                                     ----------
             MISSOURI -- 1.3%
   1,000,000 Missouri State Environmental Improvement &
              Energy Authority, Water Pollution Control
              State Revolving Fund Program Revenue Bonds
              (Series B), 6.65%, 7/1/2006, Callable
              7/1/2004 @ 102                                   NR     1,134,120
                                                                     ----------

(See Notes to Portfolios of Investments)



                                                                 August 31, 1997

                                                      PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
 INTERMEDIATE TAX-FREE FUND (continued)
--------------------------------------------------------------------------------

 ----------------------------------------------------------------------------
  Principal                                                 Credit
  Amount     Description                                 Rating(k)      Value
 ----------------------------------------------------------------------------
             LONG-TERM MUNICIPALS (continued)
             NEBRASKA -- 1.2%
  $1,000,000 Nebraska Higher Education Loan Program,
              Inc., Senior Subordinated Lien Student
              Loan Revenue Bonds (Series A-5), 6.65%
              (Guaranteed Student Loans LOC),
              6/1/2008, Mandatory Sinking Fund
              6/1/2003 @ 100                                 NR    $1,062,690
                                                                   ----------
             NEVADA -- 1.7%
   1,500,000 Las Vegas, NV, GO LT Sewer Refunding
              Revenue Bonds (Series B), 4.875% (MBIA
              INS)/(Original Issue Yield: 5.05%),
              1/1/2006, Callable 1/1/2003 @ 101             AAA     1,515,075
                                                                   ----------
             NEW YORK -- 5.2%
   3,000,000 New York State Environmental Facilities
              Corp., Revenue Bonds, 4.55% (General
              Electric Capital Corp.), 12/1/2018
              Mandatory Payment 11/30/2001
              @ 100                                         AAA     3,019,350
   1,500,000 New York State Environmental Facilities
              Corp., Revenue Bonds, 5.70% (Original
              Issue Yield: 5.75%), 6/15/2006, Callable
              6/15/2004
              @ 102                                          A-     1,591,260
                                                                   ----------
             Total                                                  4,610,610
                                                                   ----------
             OHIO -- 7.0%
   2,055,000 Cleveland, OH Parking Facilities, Revenue
              Bonds, 7.60%, Due 9/15/2003, PRF to
              9/15/2002 @102                                 NR     2,379,896
   1,155,000 Ohio HFA, Revenue Refunding Bonds, 4.85%
              (GNMA COL), 9/1/2000                          AAA     1,168,444
   1,130,000 Ohio HFA, Revenue Refunding Bonds, 5.05%
              (GNMA COL), 9/1/2001                          AAA     1,147,108
   1,415,000 Ohio HFA, Revenue Refunding Bonds, 5.15%
              (GNMA COL), 9/1/2002                          AAA     1,441,135
                                                                   ----------
             Total                                                  6,136,583
                                                                   ----------

 ------------------------------------------------------------------------------
  Principal                                                   Credit
  Amount     Description                                   Rating(k)      Value
 ------------------------------------------------------------------------------
             LONG-TERM MUNICIPALS (continued)
             OKLAHOMA -- 3.5%
  $2,000,000  Oklahoma HFA, Refunding Revenue Bonds (Series A-3), 5.50% (FNMA
              COL), 11/1/2005 @ 100, Callable 5/1/2005 @ 100, Mandatory
              Put 11/1/2005 @ 100                             AAA    $2,055,140
   1,000,000 Tulsa, OK, Public Improvements GO UT Bonds,
              5.125%, 5/1/2001                                 AA     1,029,060
                                                                     ----------
             Total                                                    3,084,200
                                                                     ----------
             PUERTO RICO -- 2.0%
   1,500,000 Puerto Rico Municipal Finance Agency,
              Revenue Bonds (Series A), 5.10% (FSA
              INS)/(Original Issue Yield: 5.20%),
              7/1/2000                                        AAA     1,537,530
     250,000 Puerto Rico Public Building Authority,
              Revenue Refunding Bonds (Series K), 6.10%
              (FGIC INS)/(Original Issue Yield: 6.25%),
              7/1/2002                                        AAA       269,965
                                                                     ----------
             Total                                                    1,807,495
                                                                     ----------
             SOUTH CAROLINA -- 1.3% 1,055,000 South Carolina State, GO UT Bonds
   (Series
              B), 5.625%, 7/1/2011, Callable 7/1/2006
              @ 102                                           AAA     1,105,028
                                                                     ----------
             TENNESSEE -- 2.3%
   2,000,000 Memphis, TN, GO UT Refunding Bonds (Series
              A), 4.60% (Original Issue Yield: 4.65%),
              8/1/2002                                         AA     2,013,020
                                                                     ----------
             TEXAS -- 4.4%
   1,000,000 Arlington, TX ISD, GO UT Refunding Bonds,
              6.50% (PSF INS), 2/15/2002                       NR     1,083,950
   1,000,000 Brazosport, TX ISD, GO UT, 5.10% (PSF GTD),
              2/15/2009, Callable 2/15/2007
              @ 100                                            NR     1,013,440
     700,000 El Paso, TX ISD, GO UT Bonds, 7.50% (PSF
              LOC), 8/15/2000                                 AAA       763,385

(See Notes to Portfolios of Investments)



[_] MARSHALL FUNDS

--------------------------------------------------------------------------------
 INTERMEDIATE TAX-FREE FUND (continued)
--------------------------------------------------------------------------------

 ------------------------------------------------------------------------------
  Principal                                                    Credit
  Amount    Description                                     Rating(k)     Value
 ------------------------------------------------------------------------------
            LONG-TERM MUNICIPALS (continued)
            TEXAS (continued)
   $945,000 San Angelo, TX ISD, GO UT Bonds, 5.30% (PSF
             GTD), 2/15/2007, Callable 2/15/2006 @ 100         AAA     $982,790
                                                                      ---------
            Total                                                     3,843,565
                                                                      ---------
            UTAH -- 8.1%
  2,020,000 Jordan, UT School District, GO UT, 5.00%,
             6/15/2003                                         AAA    2,072,823
  3,000,000 Utah State, Series F, 5.00%, 7/1/2009              AAA    3,025,290
  1,000,000 Washington County, UT School District, GO UT,
             5.00%, 3/1/2007, Callable 3/1/2007
             @ 100                                             AAA    1,019,680
  1,000,000 Washington County, UT School District, GO UT,
             5.00%, 3/1/2008                                   AAA    1,015,860
                                                                      ---------
            Total                                                     7,133,653
                                                                      ---------
            VIRGINIA -- 5.0%
  1,730,000  Chesapeake, VA, GO UT Bonds, 5.60% (State Aid Withholding
             GTD)/(Original Issue Yield:
             5.65%), 5/1/2006, Callable 5/1/2004 @ 101          AA    1,823,593
  1,000,000 Fairfax County, VA, GO UT Refunding Bonds
             (Series C), 4.60% (State Aid Withholding
             LOC)/(Original Issue Yield: 4.70%), 5/1/2001      AAA    1,011,010
  1,500,000 Virginia State Housing Development Authority,
             Mortgage Revenue Bonds (Series A1), 6.40%,
             7/1/2002                                          AA+    1,590,225
                                                                      ---------
            Total                                                     4,424,828
                                                                      ---------
            WASHINGTON -- 1.3%
  1,000,000 Port Longview, WA Industrial Development
             Corp., Solid Waste Disposal Revenue Bonds,
             6.875% (Weyerhaeuser Co.), 10/1/2008                A    1,139,620
                                                                      ---------
            WISCONSIN -- 11.9%
  1,450,000 Appleton, WI Industrial Development, Revenue
             Refunding Bonds, 5.125% (Appleton Center
             Association), 12/15/2009                           NR    1,450,000
  1,000,000 Racine County, WI, GO UT Promissory Notes,
             4.80% (Original Issue Yield: 4.85%),
             6/1/2000                                           NR    1,014,800

 -----------------------------------------------------------------------------
  Principal
  Amount                                                    Credit
  or Shares  Description                                 Rating(k)       Value
 -----------------------------------------------------------------------------
             LONG-TERM MUNICIPALS (continued)
             WISCONSIN (continued)
  $1,650,000 Southeast WI, Professional Baseball Park
              District, Sales Tax Revenue Bonds, 5.45%
              (MBIA INS), 12/15/2012                        AAA     $1,685,772
   1,000,000 Wausau, WI School District, GO UT
              Promissary Notes, 4.40%, 3/1/2003              NR        994,210
   1,240,000 Wisconsin Health and Educational
              Facilities Authority, Revenue Refunding
              Bonds, 5.30% (Medical College of
              Wisconsin, Inc.), 12/1/2003                     A      1,279,742
   1,000,000 Wisconsin Housing & Economic Development
              Authority, Refunding Revenue Bonds
              (Series A), 6.00% (Wisconsin Housing &
              Economic Development Authority LOC),
              11/1/2000                                       A      1,038,860
   2,950,000 Wisconsin State, GO UT Bonds (Series C),
              5.30% (Original Issue Yield: 5.40%),
              5/1/2008, Callable 5/1/2007 @ 100              AA      3,051,185
                                                                   -----------
             Total                                                  10,514,569
                                                                   -----------
             TOTAL LONG-TERM MUNICIPALS (identified cost
               $83,369,918)                                         84,985,955
                                                                   -----------
             MUTUAL FUNDS -- 2.5%
   2,038,637 Fidelity Institutional Tax Exempt Money
              Market Fund                                            2,038,637
     163,136 Goldman Sachs Financial Square Tax-Free
              Money Market Fund                                        163,136
                                                                   -----------
             TOTAL MUTUAL FUND SHARES (at net asset
               value)                                                2,201,773
                                                                   -----------
             (L)TOTAL INVESTMENTS (identified cost
               $85,571,691)                                        $87,187,728
                                                                   ===========

(See Notes to Portfolios of Investments)



                                                                 August 31, 1997

                                                      PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
 MONEY MARKET FUND
--------------------------------------------------------------------------------

 -----------------------------------------------------------------------------
  Principal
  Amount      Description                                                Value
 -----------------------------------------------------------------------------
              CERTIFICATES OF DEPOSIT -- 4.7%
              BANKING -- 4.7%
  $50,000,000 Dauphin Deposit Bank and Trust, 5.614%, 9/2/1998     $49,973,375
   15,000,000 Societe Generale, New York, 5.850%, 3/3/1998          14,997,122
                                                                   -----------
              TOTAL CERTIFICATES OF DEPOSIT                         64,970,497
                                                                   -----------
              (I)COMMERCIAL PAPER -- 12.1%
              ASSET-BACKED SECURITIES -- 2.1%
   20,000,000 Banner Receivables Corp., 5.669%, 11/17/1997          19,760,872
   10,000,000 Gotham Funding Corp., 5.668%, 11/17/1997               9,880,436
                                                                   -----------
              Total                                                 29,641,308
                                                                   -----------
              BANKING -- 1.7%
   23,200,000 Government Development Bank for Puerto Rico (GDB),
               5.662%, 9/17/1997                                    23,142,464
                                                                   -----------
              CHEMICAL -- 2.5%
   35,000,000 Arco Chemical Co., 5.658%-5.740%, 9/3/1997-
               12/19/1997                                           34,741,194
                                                                   -----------
              SHORT-TERM BUSINESS CREDIT-- 5.8%
   60,000,000 Heller Financial, Inc.,
               5.741%, 11/12/1997                                   59,320,800
   20,000,000 Sears Roebuck Acceptance Corp., 5.609%, 9/8/1997      19,978,222
                                                                   -----------
              Total                                                 79,299,022
                                                                   -----------
              TOTAL COMMERCIAL PAPER                               166,823,988
                                                                   -----------
              CORPORATE BONDS -- 1.8%
              AUTOMOTIVE -- 0.9%
   12,024,000 Ford Capital BV, 9.375%, 1/1/1998                     12,163,181
                                                                   -----------
              BANKING -- 0.3%
    4,625,000 NationsBank Corp., 6.625%, 1/15/1998                   4,639,640
                                                                   -----------
              INSURANCE -- 0.2%
    3,000,000 American General Finance Corp., 7.250%, 3/1/1998       3,019,170
                                                                   -----------
              PERSONAL CREDIT -- 0.4%
    5,000,000 Associates Corp. of North America, 8.125%,
               1/15/1998                                             5,041,168
                                                                   -----------
              TOTAL CORPORATE BONDS                                 24,863,159
                                                                   -----------
              CORPORATE NOTES -- 14.6%
              AEROSPACE & DEFENSE -- 0.3%
    4,000,000 Rockwell International Corp., 7.625%, 2/17/1998        4,033,235
                                                                   -----------
              ASSET-BACKED -- 1.1%
   15,000,000 Sigma Finance, 6.200%, 6/5/1998                       15,000,000
                                                                   -----------
              BROKER/DEALERS -- 4.3%
   20,000,000 Bear Stearns Cos., Inc., 5.763%, 2/26/1998            20,000,000
   14,500,000 Merrill Lynch & Co., Inc., 5.875%, 7/22/1998          14,500,000

 ------------------------------------------------------------------------------
  Principal
  Amount      Description                                                 Value
 ------------------------------------------------------------------------------
              CORPORATE NOTES (continued)
              BROKER/DEALERS (continued)
  $25,000,000 (f)(h)Republic National Bank of New York, 5.725%,
               9/2/97                                               $25,000,000
                                                                    -----------
              Total                                                  59,500,000
                                                                    -----------
              COMPUTER SERVICES -- 1.1%
   15,000,000 International Business Machines Corp., 5.650%,
               1/22/1998                                             14,997,248
                                                                    -----------
              FOREST PRODUCTS -- 1.4%
   20,000,000 (f)(h)Willamette Industries, Inc., 5.718%, 10/1/97     20,000,000
                                                                    -----------
              LEASING -- 1.5%
    5,000,000 International Lease Finance Corp., 6.190%,
               4/15/1998                                              4,997,190
   10,000,000 International Lease Finance Corp., 8.050%, 2/3/1998    10,087,042
    5,000,000 USL Capital Corp., 5.799%, 10/3/1997                    5,000,208
                                                                    -----------
              Total                                                  20,084,440
                                                                    -----------
              PERSONAL CREDIT -- 3.1%
    5,100,000 Beneficial Corp., 9.125%, 2/15/1998                     5,174,343
   17,805,000 Ford Motor Credit Corp., 5.899%, 11/3/1997             17,812,291
    7,359,000 Ford Motor Credit Corp., 9.250%, 6/15/1998 7,543,346 12,000,000
   General Motors Acceptance Corp., 7.850%, 11/17/1997 12,054,218
                                                                    -----------
              Total                                                  42,584,198
                                                                    -----------
              SHORT-TERM BUSINESS CREDIT-- 1.8%
   25,000,000 IBM Credit Corp., 5.540%, 12/9/1997                    24,992,292
                                                                    -----------
              TOTAL CORPORATE NOTES                                 201,191,413
                                                                    -----------
              (F)VARIABLE RATE NOTES -- 59.9%
              ASSET-BACKED -- 1.8%
   25,000,000 Asset Backed Capital Financial Corp., 5.753%,
               9/16/1997                                             24,998,696
                                                                    -----------
              BANKING -- 7.0%
   45,900,000 Bankers Trust Co., New York, 5.650%, 9/5/1997          45,889,837
    7,000,000 First Union Corp., 5.906%, 11/24/1997                   7,007,361
    5,000,000 Fleet Financial Group, Inc., Series H, 5.850%,
               11/13/1997                                             5,003,222
   14,000,000 MBNA America Bank, NA, 5.879%, 11/9/1997               14,009,458
   25,000,000 Norwest Corp., Series E, 5.799%, 10/26/1997            25,015,934
                                                                    -----------
              Total                                                  96,925,812
                                                                    -----------
              BROKER/DEALERS -- 15.4%
   30,000,000 Bear Stearns Cos., Inc., Series B, 5.689%,
               11/12/1997                                            30,000,000
   50,000,000 (h)Donaldson, Lufkin and Jenrette Securities Corp.,
               Master Note, 5.655%, 9/1/1997                         50,000,000

(See Notes to Portfolios of Investments)



[_] MARSHALL FUNDS

--------------------------------------------------------------------------------
 MONEY MARKET FUND (continued)
--------------------------------------------------------------------------------

 ------------------------------------------------------------------------------
  Principal
  Amount     Description                                                  Value
 ------------------------------------------------------------------------------
             VARIABLE RATE NOTES (continued)
             BROKER/DEALERS (continued)
  60,000,000 (h)Goldman Sachs Group, LP, Master Note, 5.750%,
              10/7/1997                                              60,000,000
  52,200,000 (h)J.P. Morgan & Co., Inc., 5.635%, 9/1/1997            52,200,000
  20,000,000 Morgan Stanley, Dean Witter, Discover & Co., Series
              I, 6.001%, 10/6/1997                                   20,004,746
                                                                    -----------
             Total                                                  212,204,746
                                                                    -----------
             CONSTRUCTION EQUIPMENT -- 2.9%
  40,000,000 Caterpillar Financial Services Corp., 5.700%-5.786%,
              10/11/1997-1/9/1998                                    40,000,000
                                                                    -----------
             DIVERSIFIED MANUFACTURING -- 0.7%
  10,000,000 (h)Danaher Corp., 5.625%, 9/1/1997                      10,000,000
                                                                    -----------
             INSURANCE -- 21.0%
  20,000,000 (h)Combined Insurance Corp. of America, 5.799%,
              11/3/1997                                              20,000,000
  50,000,000 (h)Commonwealth Life Insurance, 5.840%, 9/1/1997        50,000,000
  55,000,000 (h)General American Life Insurance Co., 5.870%,
              9/1/1997                                               55,000,000
  50,000,000 (h)Jackson National Life Insurance Company, 5.730%,
              11/1/1997                                              50,000,000
  40,000,000 (h)Transamerica Life Insurance and Annuity Co.,
              5.809%, 10/6/1997                                      40,000,000
  50,000,000 (h)Travelers Insurance Company, 5.831%, 10/1/1997       50,000,000
  25,000,000 USAA Capital Corp., Series B, 5.792%, 11/17/1997        25,004,760
                                                                    -----------
             Total                                                  290,004,760
                                                                    -----------
             LEASING -- 2.5%
  25,000,000 PHH Corp., 5.647%, 11/4/1997                            24,993,260
  10,000,000 U.S. Leasing Capital Corp., 5.821%, 9/17/1997            9,999,854
                                                                    -----------
             Total                                                   34,993,114
                                                                    -----------
             PERSONAL CREDIT -- 7.9%
  50,000,000 American Honda Finance Corp., 5.791%, 10/6/1997         49,994,265
  20,000,000 Avco Financial Services, Inc., 5.710%, 11/17/1997       20,000,000
  25,000,000 General Motors Acceptance Corp., 5.539%, 11/11/1997     24,984,392
   8,000,000 General Motors Acceptance Corp., 5.794%, 11/7/1997       8,001,198
   5,000,000 Household Finance Corp., 5.938%, 9/15/1997               5,000,267
                                                                    -----------
             Total                                                  107,980,122
                                                                    -----------

 ---------------------------------------------------------------------------
  Principal
  Amount      Description                                              Value
 ---------------------------------------------------------------------------
              VARIABLE RATE NOTES (continued)
              UTILITIES -- 0.7%
  $10,000,000 (h)Wisconsin Public Service, 5.490%, 9/5/1997      $10,000,000
                                                              --------------
              TOTAL VARIABLE RATE NOTES                          827,107,250
                                                              --------------
              (B)REPURCHASE AGREEMENT -- 10.2%
  140,546,000 Credit Suisse First Boston, 5.530%, dated
               8/29/1997, due 9/2/1997                           140,546,000
                                                              --------------
              TOTAL INVESTMENTS (at amortized cost)           $1,425,502,307
                                                              --------------

(See Notes to Portfolios of Investments)



                                            NOTES TO PORTFOLIOS OF INVESTMENTS


(a) Represents a delayed delivery security.
(b) The repurchase agreements are fully collateralized by U.S. Government and/or agency obligations based on market prices at date of the portfolio.
(c) Non-income producing.
(d) Certain shares or principal amounts on loan to broker. (e) Securities purchased with cash collateral proceeds from securities on loan to brokers.
(f) Current rate and next demand date shown.
(g) Represents securities held as collateral within a margin account, used to ensure the Fund is able to satisfy the obligations of its outstanding long futures contracts.
(h) Denotes a restricted security which is subject to restrictions on resale under Federal and International Securities laws. At the end of the period, these securities amounted to $8,091,159, $16,167,644, $12,442,587,
    $4,004,116 and $492,200,000 which represents 3.6%, 10.9%, 3.1%, 2.0% and
    35.7% of Marshall International Stock Fund's, Marshall Short-Term Income Fund's, Marshall Intermediate Bond Fund, Marshall Government Income Fund and Marshall Money Market Fund's net assets, respectively.
(i) Each issue shows the rate of discount at the time of purchase. (j) Includes securities subject to dollar roll transactions. (k) Current credit ratings are unaudited. Please refer to the Statement of
    Additional Information for an explanation of the credit ratings.
(l) Securities that are subject to alternative minimum tax represent 16.9% of Intermediate Tax-Free Fund's portfolio as calculated based upon total portfolio market value.
The following abbreviations are used in these portfolios:

--------------------------------------------------------------------------------

ADR--American Depositary Receipt        LLC--Limited Liability Corporation
AMBAC--American Municipal Bond          LOC--Letter of Credit
       Assurance Corporation            LP--Limited Partnership
BIGI--Bond Investors Guaranty Insurance MBIA--Municipal Bond Investors Insurance
CMO--Collateralized Mortgage Obligation PLC--Public Limited Company
COL--Collateralized                     PRF--Pre-Refunded
ETM--Escrowed to Maturity               PRIDES--Preferred Redeemable Increased
FGIC--Financial Guaranty Insurance              Dividend Equity Securities
      Company                           PSF--Permanent School Fund
FNMA--Federal National Mortgage         REIT--Real Estate Investment Trust
      Association                       REMIC--Real Estate Mortgage Investment
FSA--Financial Security Assurance              Conduit
GNMA--Government National Mortgage      TBA--To Be Announced
      Association                       TRANs--Tax Revenue Anticipation Notes
GO--General Obligation                  UT--Unlimited Tax
GDR--Global Depositary Receipt
GTD--Guaranteed
HFA--Housing Finance Authority/Agency
INS--Insured
ISD--Independent School District

--------------------------------------------------------------------------------

                             COST OF      NET UNREALIZED    GROSS        GROSS
                           INVESTMENTS    APPRECIATION/   UNREALIZED   UNREALIZED
                               FOR        (DEPRECIATION) APPRECIATION DEPRECIATION
                           FEDERAL TAX     FOR FEDERAL   FOR FEDERAL  FOR FEDERAL    TOTAL NET
MARSHALL FUNDS               PURPOSES      TAX PURPOSES  TAX PURPOSES TAX PURPOSES    ASSETS**
--------------            --------------  -------------- ------------ ------------ --------------
Equity Income Fund        $  271,855,946   $58,956,600   $61,079,084   $2,122,484  $  331,729,502
Large-Cap Growth &
 Income Fund                 215,098,431    71,654,050    73,416,692    1,762,642     269,607,297
Mid-Cap Value Fund           144,679,853    20,988,355    24,520,917    3,532,562     145,143,436
Mid-Cap Growth Fund          197,975,286    29,102,264    31,128,080    2,025,816     196,983,454
International Stock Fund     224,174,487    38,256,941    44,388,408    6,131,467     226,849,492
Small-Cap Growth Fund         48,682,199     7,343,455     7,850,979      507,524      56,424,593
Short-Term Income Fund       147,670,700       403,236       782,904      379,668     148,780,691
Intermediate Bond Fund       420,685,316     1,675,316     3,487,192    1,811,876     398,234,287
Government Income Fund       275,931,775     1,199,688     1,625,033      425,345     203,642,447
Intermediate Tax-Free
 Fund                         85,571,691     1,616,037     1,668,976       52,939      88,107,958
Money Market Fund          1,425,502,307*           --            --           --   1,380,143,588

 *At amortized cost.
**The categories of investments are shown as a percentage of net assets at August 31, 1997.

(See Notes which are an integral part of the Financial Statements)



August 31, 1997

 STATEMENTS OF ASSETS AND LIABILITIES


                             ------        -------          -------        -------       -------
                                                                           MID-CAP
                                          LARGE-CAP         MID-CAP         GROWTH
                                           GROWTH &          VALUE           FUND
                             EQUITY      INCOME FUND          FUND        (FORMERLY,  INTERNATIONAL
                             INCOME    (FORMERLY, STOCK (FORMERLY, VALUE   MID-CAP        STOCK
                              FUND          FUND)         EQUITY FUND)   STOCK FUND)      FUND
                             ------        -------          -------        -------       -------
ASSETS:
  Investments in
   securities, at value   $302,035,546   $264,012,481     $141,845,208   $213,676,550 $228,931,428
  Investments in
   repurchase agreements    28,777,000      5,740,000        2,823,000      4,401,000           --
  Repurchase agreements
   held as collateral
   for securities
   lending                          --     17,000,000       21,000,000      9,000,000   33,500,000
  Cash                             311            265              936        164,439           --
  Cash denominated in
   foreign currencies
   (at cost, $497,748)              --             --               --             --      483,028
  Income receivable            789,488        392,331          331,069         43,211      665,105
  Receivable for
   investments sold            283,083             --        2,185,030      2,550,493           --
  Receivable for capital
   stock sold                  658,295        352,591          266,652        616,569    1,954,077
  Net Receivable for
   forward foreign
   currency exchange
   contracts                        --             --               --             --          159
  Receivable for daily
   variation margin                 --         26,500               --          8,250           --
  Deferred expenses              5,914          1,830           18,507          6,397       12,968
                          ------------   ------------     ------------   ------------ ------------
   Total assets            332,549,637    287,525,998      168,470,402    230,466,909  265,546,765
                          ------------   ------------     ------------   ------------ ------------
LIABILITIES:
  Payable to Bank                   --             --               --             --      133,196
  Income distribution
   payable                          --             --               --             --           --
  Payable for
   investments purchased            --             --               --      3,742,420    1,033,006
  Payable for capital
   stock redeemed              463,384        161,947           32,846         76,132       92,367
  Payable on collateral
   due to broker                    --     17,497,200       23,175,150     29,478,100   37,061,480
  Payable for daily
   variation margin                 --         10,000               --             --           --
  Payable for dollar
   roll transactions                --             --               --             --           --
  Taxes payable                     --             --               --             --       53,979
  Accrued expenses             356,751        249,554          118,970        186,803      323,245
                          ------------   ------------     ------------   ------------ ------------
   Total liabilities           820,135     17,918,701       23,326,966     33,483,455   38,697,273
                          ------------   ------------     ------------   ------------ ------------
NET ASSETS CONSIST OF:
  Paid-in-capital          252,222,946    178,102,257      102,911,705    146,530,183  180,856,289
  Net unrealized
   appreciation
   (depreciation) on
   investments,
   collateral, futures
   contracts and foreign
   currency translation     58,956,600     71,761,837       21,010,650     29,533,557   38,243,712
  Accumulated net
   realized gain (loss)
   on investments,
   futures contracts and
   foreign currency
   transactions             19,841,809     19,598,049       20,731,357     20,919,714    4,284,674
  Undistributed net
   investment income           708,147        145,154          489,724             --    3,464,817
                          ------------   ------------     ------------   ------------ ------------
   Total Net Assets       $331,729,502   $269,607,297     $145,143,436   $196,983,454 $226,849,492
                          ------------   ------------     ------------   ------------ ------------
NET ASSET VALUE,
 Offering Price, and
 Redemption Proceeds Per
 Share:
  Class A Shares                $15.64         $13.96           $13.14         $14.82       $13.20
  Class B Shares                    --             --               --             --           --
                          ------------   ------------     ------------   ------------ ------------
SHARES OUTSTANDING:
  Class A Shares            21,208,899     19,312,289       11,043,194     13,289,267   17,181,836
  Class B Shares                    --             --               --             --           --
                          ------------   ------------     ------------   ------------ ------------
   Total shares
    outstanding ($0.0001
    par value)              21,208,899     19,312,289       11,043,194     13,289,267   17,181,836
                          ============   ============     ============   ============ ============
Investments, at
 identified cost          $271,855,946   $215,001,918     $144,657,558   $197,501,055 $224,150,848
                          ============   ============     ============   ============ ============
Investments, at tax cost  $271,855,946   $215,098,431     $144,679,853   $197,975,286 $224,174,487
                          ============   ============     ============   ============ ============

 (See Notes which are an integral part of the Financial Statements)



                                                   [_] MARSHALL FUNDS

 ------------    -------       -------       -------       -------        -------
  SMALL-CAP
    GROWTH
     FUND
  (FORMERLY,    SHORT-TERM   INTERMEDIATE   GOVERNMENT   INTERMEDIATE      MONEY
  SMALL-CAP       INCOME         BOND         INCOME       TAX-FREE        MARKET
 STOCK FUND)       FUND         FUND           FUND         FUND            FUND
 ------------    -------       -------       -------       -------        -------
 $53,857,654   $128,533,936  $412,787,382  $247,482,463  $87,187,728   $1,284,956,307
   2,168,000     19,540,000     3,317,000    29,649,000           --      140,546,000
          --             --     6,256,250            --           --               --
         649            765           446           811           --              941
          --             --            --            --           --               --
       1,699        890,716     4,494,010     1,591,192    1,238,984        8,990,655
     168,744             --            --    50,368,038           --               --
     326,229        353,687       300,822       295,546       15,000          556,636
          --             --            --            --           --               --
       9,400             --            --            --           --               --
          --            516         1,931           884        7,058          204,630
 -----------   ------------  ------------  ------------  -----------   --------------
  56,532,375    149,319,620   427,157,841   329,387,934   88,448,770    1,435,255,169
 -----------   ------------  ------------  ------------  -----------   --------------
          --             --            --            --           --               --
          --        409,955       948,022       542,186      285,283        4,569,123
          --             --            --    89,928,109           --       49,973,375
         400         50,000     1,015,841       145,625           --          137,145
          --             --    26,697,913            --           --               --
          --             --            --            --           --               --
          --             --            --    34,949,165           --               --
          --             --            --            --           --               --
     107,382         78,974       261,778       180,402       55,529          431,938
 -----------   ------------  ------------  ------------  -----------   --------------
     107,782        538,929    28,923,554   125,745,487      340,812       55,111,581
 -----------   ------------  ------------  ------------  -----------   --------------
  48,365,623    152,070,092   419,982,656   205,911,882   86,826,601    1,380,143,588
   7,824,580        403,236     1,733,524     1,199,688    1,616,037               --
     234,390     (3,692,637)  (23,481,893)   (3,469,123)    (334,680)              --
          --             --            --            --           --               --
 -----------   ------------  ------------  ------------  -----------   --------------
 $56,424,593   $148,780,691  $398,234,287  $203,642,447  $88,107,958   $1,380,143,588
 -----------   ------------  ------------  ------------  -----------   --------------
      $12.19          $9.64         $9.44         $9.49       $10.04            $1.00
          --             --            --            --           --            $1.00
 -----------   ------------  ------------  ------------  -----------   --------------
   4,628,566     15,426,624    42,202,436    21,448,639    8,774,802    1,290,658,706
          --             --            --            --           --       89,484,882
 -----------   ------------  ------------  ------------  -----------   --------------
   4,628,566     15,426,624    42,202,436    21,448,639    8,774,802    1,380,143,588
 ===========   ============  ============  ============  ===========   ==============
 $48,301,373   $147,670,700  $420,627,108  $275,931,775  $85,571,691   $1,425,502,307
 ===========   ============  ============  ============  ===========   ==============
 $48,682,199   $147,670,700  $420,685,316  $275,931,775  $85,571,691   $1,425,502,307
 ===========   ============  ============  ============  ===========   ==============



Year Ended August 31, 1997

 STATEMENTS OF OPERATIONS


                            -------     -------     -------      -------      --------
                                                                 MID-CAP
                                       LARGE-CAP                 GROWTH
                                       GROWTH &     MID-CAP       FUND
                                      INCOME FUND  VALUE FUND  (FORMERLY,
                            EQUITY    (FORMERLY,   (FORMERLY,    MID-CAP    INTERNATIONAL
                            INCOME       STOCK    VALUE EQUITY    STOCK         STOCK
                             FUND        FUND)       FUND)        FUND)         FUND
                            -------     -------     -------      -------      --------
INVESTMENT INCOME:
 Interest income          $ 1,936,551 $   306,326 $   827,952  $   589,065   $ 1,684,713
 Dividend income            7,324,268   4,721,449   3,214,291      646,202     4,613,569(b)
                          ----------- ----------- -----------  -----------   -----------
   Total income             9,260,819   5,027,775   4,042,243    1,235,267     6,298,282
                          ----------- ----------- -----------  -----------   -----------
EXPENSES:
 Investment advisory fee    1,964,826   1,877,032   1,245,668    1,288,819     1,857,261
 Directors' fees                3,347       2,854       3,726        3,202         4,088
 Administrative
  personnel and services
  fees                        227,695     217,817     144,711      149,489       161,481
 Custodian fees                53,256      53,009      36,818       41,288       188,669
 Portfolio accounting
  fees                         70,246      61,707      46,108       40,756        72,830
 Transfer and dividend
  disbursing agent fees
  and expenses                 96,461     140,727      76,613       80,105        87,020
 Shareholder services
  fees                        649,476     617,730     409,065      425,100       459,801
 Capital stock
  registration costs           65,672      34,995      17,168       26,167        52,141
 Auditing fees                 13,075      15,239      12,410       13,140        16,924
 Legal fees                     4,765       4,378       3,760        5,475         5,705
 Printing and postage           8,471       6,793       9,046        8,131        10,430
 Insurance premiums             3,464       3,213       2,540        2,730         4,053
 Distribution services
  fees                             --          --          --           --            --
 Taxes                         27,003      18,992      12,914       13,140         8,965
 Miscellaneous                 12,793      17,345      26,661       29,318        21,266
                          ----------- ----------- -----------  -----------   -----------
   Total expenses           3,200,550   3,071,831   2,047,208    2,126,860     2,950,634
                          ----------- ----------- -----------  -----------   -----------
DEDUCT--
 Waiver of investment
  advisory fee                     --          --          --           --            --
 Waiver of shareholder
  services fees                    --          --          --           --            --
 Waiver of portfolio
  accounting fees                  --          --          --           --            --
                          ----------- ----------- -----------  -----------   -----------
   Total Waivers                   --          --          --           --            --
                          ----------- ----------- -----------  -----------   -----------
NET EXPENSES                3,200,550   3,071,831   2,047,208    2,126,860     2,950,634
                          ----------- ----------- -----------  -----------   -----------
NET INVESTMENT INCOME
 OPERATING (LOSS)           6,060,269   1,955,944   1,995,035     (891,593)    3,347,648
                          ----------- ----------- -----------  -----------   -----------
REALIZED AND UNREALIZED
 GAIN (LOSS) ON
 INVESTMENTS,
 COLLATERAL, FOREIGN
 CURRENCY AND FUTURES
 CONTRACTS:
 Net realized gain
  (loss) on investment
  transactions
  (identified cost
  basis)                   21,575,654  19,212,749  23,414,759   22,473,728     4,406,045
 Net realized gain on
  foreign currency
  transactions                     --          --          --           --       718,647
 Net realized gain on
  futures contracts
  (identified cost
  basis)                           --     439,089      61,447      636,447            --
 Net change in
  unrealized
  appreciation
  (depreciation) on
  investments,
  collateral, futures
  contracts and foreign
  currency translation     39,482,101  52,299,522  18,167,215    8,132,461    27,902,734
                          ----------- ----------- -----------  -----------   -----------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
 COLLATERAL, FOREIGN
 CURRENCY AND FUTURES
 CONTRACTS                 61,057,755  71,951,360  41,643,421   31,242,636    33,027,426
                          ----------- ----------- -----------  -----------   -----------
CHANGE IN NET ASSETS
 RESULTING FROM
 OPERATIONS               $67,118,024 $73,907,304 $43,638,456  $30,351,043   $36,375,074
                          =========== =========== ===========  ===========   ===========

   (a)For the period from September 3, 1996 (date of intial public investment) to August 31, 1997.
   (b)Net of Foreign taxes withheld of $573,582 (c)Net of dollar roll interest expense of $965,069 (d)Net of dollar roll interest expense of $727,107.

   (See Notes which are an integral part of the Financial Statements)



                                                   [_] MARSHALL FUNDS

----------   -------     -------         -------        -------      -------
SMALL-CAP
  GROWTH
   FUND
(FORMERLY,
SMALL-CAP   SHORT-TERM INTERMEDIATE    GOVERNMENT     INTERMEDIATE    MONEY
  STOCK       INCOME       BOND          INCOME         TAX-FREE     MARKET
FUND) (A)      FUND        FUND           FUND            FUND        FUND
----------   -------     -------         -------        -------      -------
$  229,080  $8,530,492 $28,028,199(c)  $13,006,605(d)  $3,831,927  $71,720,527
    86,947          --          --              --             --           --
----------  ---------- -----------     -----------     ----------  -----------
   316,027   8,530,492  28,028,199      13,006,605      3,831,927   71,720,527
----------  ---------- -----------     -----------     ----------  -----------

   368,209     736,245   2,440,381       1,304,960        463,700    6,354,005
     3,000       3,216       3,159           2,460          2,555        3,350

    44,185     106,697     354,123         151,306         67,231    1,105,666
    10,964      24,542      65,673          34,799         15,457      152,080
    47,330      49,518      87,787          55,875         52,243      146,127


    42,764      37,718      52,587          88,594         35,548      222,351
    91,950     303,595   1,004,126         430,633        191,129      254,160

    30,869      24,520      65,294          31,327         17,756      104,746
        --      13,975      14,427          15,026         13,140       15,988
     6,042       4,577       3,528           4,015          4,745           --
    10,041       4,100       9,329          10,935          6,570        7,043
        --       1,735       4,374           2,837          1,817       10,590
        --          --          --              --             --      306,798
     3,107       6,309      24,171          12,695          7,300       80,464
     5,367      11,162      53,643          11,016          5,840       23,505
----------  ---------- -----------     -----------     ----------  -----------
   663,828   1,327,909   4,182,602       2,156,478        885,031    8,786,873
----------  ---------- -----------     -----------     ----------  -----------


        --     429,010     346,194         272,824        238,359    3,304,082

        --     279,053     922,780         395,834        175,672           --

        --      19,536          --              --             --           --
----------  ---------- -----------     -----------     ----------  -----------
        --     727,599   1,268,974         668,658        414,031    3,304,082
----------  ---------- -----------     -----------     ----------  -----------
   663,828     600,310   2,913,628       1,487,820        471,000    5,482,791
----------  ---------- -----------     -----------     ----------  -----------
  (347,801)  7,930,182  25,114,571      11,518,785      3,360,927   66,237,736
----------  ---------- -----------     -----------     ----------  -----------






   487,900   (434,668)   (851,277)       (523,651)        167,317           --

        --          --          --              --             --           --


    94,291          --          --              --             --           --






 7,824,580   1,053,138   8,464,908       4,021,921      1,370,043           --
----------  ---------- -----------     -----------     ----------  -----------



 8,406,771     618,470   7,613,631       3,498,270      1,537,360           --
----------  ---------- -----------     -----------     ----------  -----------

$8,058,970  $8,548,652 $32,728,202     $15,017,055     $4,898,287  $66,237,736
==========  ========== ===========     ===========     ==========  ===========



 STATEMENTS OF CHANGES IN NET ASSETS


                            --------------------------  --------------------------  ------------------------------
                                                                LARGE-CAP
                                     EQUITY                  GROWTH & INCOME                   MID-CAP
                                     INCOME                       FUND                       VALUE FUND
                                      FUND               (FORMERLY, STOCK FUND)     (FORMERLY, VALUE EQUITY FUND)
                            --------------------------  --------------------------  ------------------------------
                                Year          Year          Year          Year           Year            Year
                               Ended         Ended         Ended         Ended          Ended           Ended
                             August 31,    August 31,    August 31,    August 31,     August 31,      August 31,
                                1997          1996          1997          1996           1997            1996
                            ------------  ------------  ------------  ------------  --------------  --------------
INCREASE (DECREASE) IN NET
 ASSETS
OPERATIONS--
 Net investment
  income/operating (loss)   $  6,060,269  $  4,155,674  $  1,955,944  $  3,401,365  $    1,995,035  $    3,485,946
 Net realized gain (loss)
  on investment
  transactions                21,575,654    13,207,077    19,212,749    38,737,034      23,414,759      27,219,156
 Net realized gain (loss)
  on foreign currency
  transactions                        --            --            --            --              --              --
 Net realized gain on
  futures contracts                   --            --       439,089            --          61,447              --
 Net change in unrealized
  appreciation/depreciation
  of investments,
  collateral, futures
  contracts and foreign
  currency translation        39,482,101     8,421,937    52,299,522   (12,626,510)     18,167,215     (13,487,233)
                            ------------  ------------  ------------  ------------  --------------  --------------
  Change in net assets
   resulting from
   operations                 67,118,024    25,784,688    73,907,304    29,511,889      43,638,456      17,217,869
                            ------------  ------------  ------------  ------------  --------------  --------------
DISTRIBUTIONS TO
 SHAREHOLDERS--
 Dividends to shareholders
  from net investment
  income                      (5,919,458)   (4,048,209)   (2,297,758)   (3,254,360)     (2,184,196)     (3,546,870)
 Distributions to
  shareholders from net
  realized gain on
  investments                (13,127,663)   (2,218,321)  (35,001,329)  (14,368,059)    (28,282,066)    (14,826,135)
                            ------------  ------------  ------------  ------------  --------------  --------------
  Change in net assets
   from distributions to
   shareholders              (19,047,121)   (6,266,530)  (37,299,087)  (17,622,419)    (30,466,262)    (18,373,005)
                            ------------  ------------  ------------  ------------  --------------  --------------
CAPITAL STOCK
 TRANSACTIONS--
 Proceeds from sale of
  shares                     146,405,603    78,109,568    40,678,770    52,242,455      27,454,375      43,778,924
 Net asset value of shares
  issued to shareholders
  in payment of
  distributions declared       8,266,120     2,944,867    28,520,410    13,817,438      17,779,222      10,799,787
 Cost of shares redeemed     (44,415,622)  (34,668,773)  (87,783,174)  (83,385,728)   (108,327,995)    (78,793,963)
                            ------------  ------------  ------------  ------------  --------------  --------------
  Change in net assets
   from capital stock
   transactions              110,256,101    46,385,662   (18,583,994)  (17,325,835)    (63,094,398)    (24,215,252)
                            ------------  ------------  ------------  ------------  --------------  --------------
  Change in net assets       158,327,004    65,903,820    18,024,223    (5,436,365)    (49,922,204)    (25,370,388)
NET ASSETS:
 Beginning of period         173,402,498   107,498,678   251,583,074   257,019,439     195,065,640     220,436,028
                            ------------  ------------  ------------  ------------  --------------  --------------
 End of period              $331,729,502  $173,402,498  $269,607,297  $251,583,074    $145,143,436    $195,065,640
                            ============  ============  ============  ============  ==============  ==============
Undistributed net
 investment income
 included in net assets at
 end of period              $    708,147  $    567,336  $    145,154  $    486,968  $      489,724  $      678,885
                            ============  ============  ============  ============  ==============  ==============
Net gain (loss) as
 computed for federal tax
 purposes                   $ 21,559,963  $ 13,112,886  $ 19,705,533  $ 38,743,777  $   23,476,206  $   27,161,725
                            ============  ============  ============  ============  ==============  ==============

*For the period from September 3, 1996 (date of initial public investment) to August 31, 1997.

(See Notes which are an integral part of the Financial Statements)



                                                   [_] MARSHALL FUNDS


 --------------------------  --------------------------  ----------------- --------------------------
          MID-CAP                                            SMALL-CAP
        GROWTH FUND                                         GROWTH FUND           SHORT-TERM
      (FORMERLY, MID-              INTERNATIONAL         (FORMERLY, SMALL-          INCOME
      CAP STOCK FUND)               STOCK FUND            CAP STOCK FUND)            FUND
 --------------------------  --------------------------  ----------------- --------------------------
     Year          Year          Year          Year            Year            Year          Year
    Ended         Ended         Ended         Ended            Ended          Ended         Ended
  August 31,    August 31,    August 31,    August 31,      August 31,      August 31,    August 31,
     1997          1996          1997          1996            1997*           1997          1996
 ------------  ------------  ------------  ------------  ----------------- ------------  ------------



 $   (891,593) $   (577,882) $  3,347,648  $  3,036,590     $  (347,801)   $  7,930,182  $  5,545,327

   22,473,728    16,139,633     4,406,045     1,683,883         487,900        (434,668)     (479,042)

           --            --       718,647       262,327              --              --            --

      636,447       344,671            --            --          94,291              --            --




    8,132,461     3,869,291    27,902,734     7,673,848       7,824,580       1,053,138      (793,668)
 ------------  ------------  ------------  ------------     -----------    ------------  ------------

   30,351,043    19,775,713    36,375,074    12,656,648       8,058,970       8,548,652     4,272,617
 ------------  ------------  ------------  ------------     -----------    ------------  ------------


           --            --    (3,691,414)   (2,228,753)             --      (7,930,182)   (5,545,327)

  (13,454,023)   (8,032,341)   (1,303,354)     (281,633)             --              --            --
 ------------  ------------  ------------  ------------     -----------    ------------  ------------

  (13,454,023)   (8,032,341)   (4,994,768)   (2,510,386)             --      (7,930,182)   (5,545,327)
 ------------  ------------  ------------  ------------     -----------    ------------  ------------

   81,363,769    64,585,992    97,240,204    62,521,333      58,053,558      89,532,721    69,199,369


    7,216,847     4,740,168     2,303,869     1,224,349              --       3,439,474     3,021,176
  (51,730,069)  (46,089,710)  (47,857,918)  (24,156,467)     (9,687,935)    (45,656,058)  (54,374,917)
 ------------  ------------  ------------  ------------     -----------    ------------  ------------

   36,850,547    23,236,450    51,686,155    39,589,215      48,365,623      47,316,137    17,845,628
 ------------  ------------  ------------  ------------     -----------    ------------  ------------
   53,747,567    34,979,822    83,066,461    49,735,477      56,424,593      47,934,607    16,572,918

  143,235,887   108,256,065   143,783,031    94,047,554              --     100,846,084    84,273,166
 ------------  ------------  ------------  ------------     -----------    ------------  ------------
 $196,983,454  $143,235,887  $226,849,492  $143,783,031     $56,424,593    $148,780,691  $100,846,084
 ============  ============  ============  ============     ===========    ============  ============


           --            --  $  3,464,817  $  2,995,403              --              --            --
 ============  ============  ============  ============     ===========    ============  ============

 $ 23,469,546  $ 16,225,854  $  4,285,886  $  1,584,255     $ 1,063,315    $   (545,815) $   (556,158)
 ============  ============  ============  ============     ===========    ============  ============




 STATEMENTS OF CHANGES IN NET ASSETS


                                                     --------------------------

                                                           INTERMEDIATE
                                                             BOND FUND
                                                     --------------------------
                                                         Year          Year
                                                        Ended         Ended
                                                      August 31,    August 31,
                                                         1997          1996
                                                     ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS--
 Net investment income                               $ 25,114,571  $ 23,026,563
 Net realized gain (loss) on investments                 (851,277)    2,488,022
 Net change in unrealized appreciation/depreciation
  of investments, collateral, futures contracts,
  and foreign currency transactions                     8,464,908   (13,320,804)
                                                     ------------  ------------
   Change in net assets resulting from operations      32,728,202    12,193,781
                                                     ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS--
 Dividends to shareholders from net investment
  income:
  Class A Shares                                      (25,114,571)  (23,026,563)
  Class B Shares                                               --            --
                                                     ------------  ------------
   Change in net assets from distributions to
    shareholders                                      (25,114,571)  (23,026,563)
                                                     ------------  ------------
CAPITAL STOCK TRANSACTIONS--
 Proceeds from sale of shares                         100,375,816   152,140,924
 Net asset value of shares issued to shareholders
  in payment of dividends declared                     14,243,926    14,029,528
 Cost of shares redeemed                             (127,655,812)  (95,751,626)
                                                     ------------  ------------
   Change in net assets from capital stock
    transactions                                      (13,036,070)   70,418,826
                                                     ------------  ------------
   Change in net assets                                (5,422,439)   59,586,044
NET ASSETS:
 Beginning of period                                  403,656,726   344,070,682
                                                     ------------  ------------
 End of period                                       $398,234,287  $403,656,726
                                                     ============  ============
Undistributed net investment income included in net
 assets at end of period                                       --            --
                                                     ============  ============
Net gain (loss) as computed for federal tax
 purposes                                            $    128,681  $ (6,100,494)
                                                     ============  ============

(See Notes which are an integral part of the Financial Statements)




                                                   [_] MARSHALL FUNDS


 --------------------------  ------------------------  ------------------------------
        GOVERNMENT                INTERMEDIATE                     MONEY
          INCOME                    TAX-FREE                      MARKET
           FUND                       FUND                         FUND
 --------------------------  ------------------------  ------------------------------
     Year          Year         Year         Year           Year            Year
    Ended         Ended         Ended        Ended         Ended           Ended
  August 31,    August 31,   August 31,   August 31,     August 31,      August 31,
     1997          1996         1997         1996           1997            1996
 ------------  ------------  -----------  -----------  --------------  --------------


 $ 11,518,785  $  8,145,710  $ 3,360,927  $ 2,275,789  $   66,237,736  $   59,009,479
     (523,651)     (620,860)     167,317      148,532              --              --

    4,021,921    (3,330,343)   1,370,043     (698,763)             --              --
 ------------  ------------  -----------  -----------  --------------  --------------
   15,017,055     4,194,507    4,898,287    1,725,558      66,237,736      59,009,479
 ------------  ------------  -----------  -----------  --------------  --------------


  (11,518,785)   (8,145,710)  (3,360,927)  (2,275,789)    (61,191,127)    (55,633,616)
           --            --           --           --      (5,046,609)     (3,375,863)
 ------------  ------------  -----------  -----------  --------------  --------------
  (11,518,785)   (8,145,710)  (3,360,927)  (2,275,789)    (66,237,736)    (59,009,479)
 ------------  ------------  -----------  -----------  --------------  --------------

   83,480,146    55,044,557   29,527,383   28,270,867   4,388,043,812   3,908,130,179
    6,106,482     4,687,901      316,077      249,701      17,152,907      13,501,781
  (27,900,306)  (21,030,976)  (9,200,113)  (8,093,895) (4,149,423,646) (3,956,214,914)
 ------------  ------------  -----------  -----------  --------------  --------------
   61,686,322    38,701,482   20,643,347   20,426,673     255,773,073     (34,582,954)
 ------------  ------------  -----------  -----------  --------------  --------------
   65,184,592    34,750,279   22,180,707   19,876,442     255,773,073     (34,582,954)

  138,457,855   103,707,576   65,927,251   46,050,809   1,124,370,515   1,158,953,469
 ------------  ------------  -----------  -----------  --------------  --------------
 $203,642,447  $138,457,855  $88,107,958  $65,927,251  $1,380,143,588  $1,124,370,515
 ============  ============  ===========  ===========  ==============  ==============
           --            --           --           --              --              --
 ============  ============  ===========  ===========  ==============  ==============
 $ (1,184,492) $   (983,300) $   167,317  $ (247,302)              --              --
 ============  ============  ===========  ===========  ==============  ==============



 FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                 Distributions to
                                                                                                 Shareholders from
                                                       Net Realized and                          Net Realized Gain
                                                          Unrealized                                on Investment     Distributions
                                                        Gain/(Loss) on              Dividends to   Transactions,          to
                          Net Asset       Net           Investments,                Shareholders      Futures        Shareholders in
                           Value,      Investment    Collateral, Futures Total from   from Net    Contracts, and        Excess of
                          beginning     Income/        Contracts, and    Investment  Investment  Foreign Currency    Net Investment
 Period Ended August 31,  of period Operating (Loss)  Foreign Currency   Operations    Income      Transactions          Income
-----------------------   --------- ---------------- ------------------- ---------- ------------ -----------------   ---------------
 EQUITY INCOME FUND
 1994(a)                   $10.00         0.28              (0.09)          0.19       (0.23)             --               --
 1995                      $ 9.96         0.33               1.26           1.59       (0.33)             --               --
 1996                      $11.22         0.34               2.00           2.34       (0.35)          (0.21)
 1997                      $13.00         0.33               3.51           3.84       (0.34)          (0.86)
 LARGE-CAP GROWTH & INCOME FUND (FORMERLY, STOCK FUND)
 1993(b)                   $10.00         0.10               0.07           0.17       (0.09)             --               --
 1994                      $10.08         0.07              (0.03)          0.04       (0.07)             --               --
 1995                      $10.05         0.09               1.59           1.68       (0.09)             --               --
 1996                      $11.64         0.16               1.17           1.33       (0.15)          (0.66)              --
 1997                      $12.16         0.10               3.76           3.86       (0.12)          (1.94)              --
 MID-CAP VALUE FUND (FORMERLY, VALUE EQUITY FUND)
 1994(a)                   $10.00         0.12               0.93           1.05       (0.10)             --               --
 1995                      $10.95         0.22               1.22           1.44       (0.20)          (0.11)              --
 1996                      $12.08         0.21               0.78           0.99       (0.21)          (0.88)              --
 1997                      $11.98         0.15               3.05           3.20       (0.15)          (1.89)              --
 MID-CAP GROWTH FUND (FORMERLY, MID-CAP STOCK FUND)
 1994(a)                   $10.00         0.02              (0.29)         (0.27)      (0.01)          (0.03)              --
 1995                      $ 9.69        (0.00)              2.62           2.62       (0.01)             --            (0.00)
 1996                      $12.30        (0.06)              2.24           2.18          --           (0.92)              --
 1997                      $13.56        (0.08)              2.56           2.48          --           (1.22)              --
 INTERNATIONAL STOCK FUND
 1995(c)                   $10.00         0.20               0.01           0.21       (0.05)             --               --
 1996                      $10.16         0.21               0.96           1.17       (0.22)          (0.03)              --
 1997                      $11.08         0.18               2.29           2.47       (0.26)          (0.09)              --
 SMALL-CAP GROWTH FUND (FORMERLY, SMALL-CAP STOCK FUND)
 1997(d)                   $10.00        (0.08)              2.27           2.19          --              --               --
 SHORT-TERM INCOME FUND
 1993(e)                   $10.00         0.40              (0.05)          0.35       (0.40)             --               --
 1994                      $ 9.95         0.45              (0.25)          0.20       (0.44)             --               --
 1995                      $ 9.71         0.56               0.05           0.61       (0.58)             --               --
 1996                      $ 9.74         0.62              (0.15)          0.47       (0.62)             --               --
 1997                      $ 9.59         0.63               0.04           0.67       (0.62)             --               --
 INTERMEDIATE BOND FUND
 1993(b)                   $10.00         0.46               0.33           0.79       (0.39)             --               --
 1994                      $10.40         0.61              (0.81)         (0.20)      (0.67)          (0.17)              --
 1995                      $ 9.36         0.61               0.16           0.77       (0.62)             --               --
 1996                      $ 9.51         0.58              (0.25)          0.33       (0.58)             --               --
 1997                      $ 9.26         0.58               0.18           0.76       (0.58)             --               --
 GOVERNMENT INCOME FUND
 1993(f)                   $10.00         0.47               0.16           0.63       (0.41)             --               --
 1994                      $10.22         0.64              (0.78)         (0.14)      (0.68)          (0.14)              --
 1995                      $ 9.26         0.60               0.26           0.86       (0.62)             --               --
 1996                      $ 9.51         0.62              (0.24)          0.38       (0.62)             --               --
 1997                      $ 9.27         0.62               0.22           0.84       (0.62)             --               --
 INTERMEDIATE TAX-FREE FUND
 1994(g)                   $10.00         0.19              (0.29)         (0.10)      (0.19)             --               --
 1995                      $ 9.71         0.42               0.20           0.62       (0.42)             --               --
 1996                      $ 9.91         0.43              (0.08)          0.35       (0.43)             --               --
 1997                      $ 9.83         0.43               0.21           0.64       (0.43)             --               --
 MONEY MARKET FUND--CLASS A SHARES
 1993(b)                   $ 1.00         0.02                 --           0.02       (0.02)             --               --
 1994                      $ 1.00         0.03                 --           0.03       (0.03)             --               --
 1995                      $ 1.00         0.05                 --           0.05       (0.05)             --               --
 1996                      $ 1.00         0.05                 --           0.05       (0.05)             --               --
 1997                      $ 1.00         0.05                 --           0.05       (0.05)             --               --
 MONEY MARKET FUND--CLASS B SHARES
 1993(h)                   $ 1.00         0.02                 --           0.02       (0.02)             --               --
 1994                      $ 1.00         0.03                 --           0.03       (0.03)             --               --
 1995                      $ 1.00         0.05                 --           0.05       (0.05)             --               --
 1996                      $ 1.00         0.05                 --           0.05       (0.05)             --               --
 1997                      $ 1.00         0.05                 --           0.05       (0.05)             --               --

(a) Reflects operations for the period from October 1, 1993 (date of initial public investment) to August 31, 1994.
(b) Reflects operations for the period from November 23, 1992 (date of initial public investment) to August 31, 1993.
(c) Reflects operations for the period from September 2, 1994 (date of initial public investment) to August 31, 1995.
(d) Reflects operations for the period from September 3, 1996 (date of initial public investment) to August 31, 1997.
(e) Reflects operations for the period from November 2, 1992 (date of initial public investment) to August 31, 1993.
(f) Reflects operations for the period from December 14, 1992 (date of initial public investment) to August 31, 1993.
(g) Reflects operations for the period from February 2, 1994 (date of initial public investment) to August 31, 1994.
(h) Reflects operations for the period from December 17, 1992 (date of initial public investment) to August 31, 1993.
(i) Based on net asset value. (j) Computed on an annualized basis.
(k) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(l) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged. This disclosure is required for fiscal years beginning on or after September 1, 1995.

(See Notes which are an integral part of the Financial Statements)



                                                   [_] MARSHALL FUNDS

                                       Ratios to Average Net Assets
                                    ----------------------------------
                                                                          Net Assets,   Average
               Net Asset                          Net                         end      Commission Portfolio
    Total      Value, end   Total              Investment     Expense      of period      Rate    Turnover
Distributions  of period  Return(i) Expenses     Income      Waiver(k)   (000 omitted)  Paid(l)     Rate
-------------  ---------- --------- --------   ----------    ---------   ------------- ---------- ---------
    (0.23)       $ 9.96      2.02%    1.01%(j)    3.30%(j)     0.16%(j)   $   49,396         --       44%
    (0.33)       $11.22     16.40%    1.01%       3.45%        0.09%      $  107,499         --       43%
    (0.56)       $13.00     21.20%    0.98%       2.83%          --       $  173,402    $0.0450       60%
    (1.20)       $15.64     30.95%    1.22%       2.31%          --       $  331,730    $0.0598       61%
    (0.09)       $10.08      1.67%    0.94%(j)    1.39%(j)     0.03%(j)   $  309,128         --       98%
    (0.07)       $10.05      0.44%    0.99%       0.77%        0.01%      $  250,155         --       86%
    (0.09)       $11.64     16.85%    0.98%       0.88%        0.01%      $  257,019         --       79%
    (0.81)       $12.16     11.56%    0.97%       1.28%          --       $  251,583    $0.0600      147%
    (2.06)       $13.96     34.50%    1.23%       0.78%          --       $  269,607    $0.0612       43%
    (0.10)       $10.95     10.59%    1.00%(j)    1.82%(j)     0.15%(j)   $  218,755         --       39%
    (0.31)       $12.08     13.57%    0.96%       1.98%          --       $  220,436         --       78%
    (1.09)       $11.98      8.53%    0.98%       1.68%          --       $  195,066    $0.0591       67%
    (2.04)       $13.14     30.20%    1.23%       1.20%          --       $  145,143    $0.0593       55%
    (0.04)       $ 9.69     (2.74%)   1.01%(j)    0.23%(j)     0.28%(j)   $   53,642         --      113%
    (0.01)       $12.30     27.06%    1.01%      (0.13%)       0.08%      $  108,256         --      157%
    (0.92)       $13.56     18.92%    1.01%      (0.47%)         --       $  143,236    $0.0598      189%
    (1.22)       $14.82     19.14%    1.24%      (0.52%)         --       $  196,983    $0.0600      211%
    (0.05)       $10.16      2.11%    1.54%(j)    2.42%(j)     0.04%(j)   $   94,048         --       61%
    (0.25)       $11.08     11.71%    1.35%       2.58%          --       $  143,783    $0.0059       26%
    (0.35)       $13.20     22.73%    1.59%       1.80%          --       $  226,849    $0.0216       26%
       --        $12.19     21.90%    1.80%(j)   (0.94%)(j)      --       $   56,425    $0.0600      183%
    (0.40)       $ 9.95      3.57%    0.50%(j)    4.91%(j)     0.51%(j)   $   74,742         --       79%
    (0.44)       $ 9.71      2.05%    0.50%       4.58%        0.39%      $  100,452         --      185%
    (0.58)       $ 9.74      6.47%    0.51%       5.78%        0.40%      $   84,273         --      194%
    (0.62)       $ 9.59      4.92%    0.51%       6.16%        0.40%      $  100,846         --      144%
    (0.62)       $ 9.64      7.20%    0.49%       6.46%        0.59%      $  148,781         --      101%
    (0.39)       $10.40      7.99%    0.70%(j)    6.08%(j)     0.10%(j)   $  346,808         --      220%
    (0.84)       $ 9.36     (2.02%)   0.71%       6.26%        0.11%      $  357,740         --      228%
    (0.62)       $ 9.51      8.58%    0.71%       6.50%        0.08%      $  344,071         --      232%
    (0.58)       $ 9.26      3.52%    0.72%       6.14%        0.09%      $  403,657         --      201%
    (0.58)       $ 9.44      8.42%    0.72%       6.17%        0.31%      $  398,234         --      144%
    (0.41)       $10.22      6.40%    0.85%(j)    6.56%(j)     0.33%(j)   $   57,822         --      218%
    (0.82)       $ 9.26     (1.34%)   0.86%       6.58%        0.40%      $   64,823         --      175%
    (0.62)       $ 9.51      9.78%    0.86%       6.54%        0.26%      $  103,708         --      360%
    (0.62)       $ 9.27      4.02%    0.86%       6.51%        0.19%      $  138,458         --      268%
    (0.62)       $ 9.49      9.35%    0.86%       6.62%        0.38%      $  203,642         --      299%
    (0.19)       $ 9.71     (0.94%)   0.62%(j)    3.58%(j)     0.59%(j)   $   35,212         --       45%
    (0.42)       $ 9.91      6.58%    0.61%       4.35%        0.47%      $   46,051         --      105%
    (0.43)       $ 9.83      3.57%    0.61%       4.34%        0.37%      $   65,927         --       41%
    (0.43)       $10.04      6.67%    0.61%       4.35%        0.54%      $   88,108         --       53%
    (0.02)       $ 1.00      2.33%    0.40%(j)    2.97%(j)     0.28%(j)   $ 7775,890         --       --
    (0.03)       $ 1.00      3.41%    0.40%       3.40%        0.29%      $  967,988         --       --
    (0.05)       $ 1.00      5.57%    0.41%       5.44%        0.26%      $1,128,623         --       --
    (0.05)       $ 1.00      5.39%    0.41%       5.29%        0.26%      $1,039,659         --       --
    (0.05)       $ 1.00      5.35%    0.41%       5.22%        0.26%      $1,290,659         --       --
    (0.02)       $ 1.00      1.89%    0.72%(j)    2.72%(j)     0.28%(j)   $    1,980         --       --
    (0.03)       $ 1.00      3.11%    0.70%       3.39%        0.29%      $   11,929         --       --
    (0.05)       $ 1.00      5.25%    0.71%       5.21%        0.26%      $   30,331         --       --
    (0.05)       $ 1.00      5.07%    0.71%       4.92%        0.26%      $   84,711         --       --
    (0.05)       $ 1.00      5.04%    0.71%       4.93%        0.26%      $   89,485         --       --



August 31, 1997

 NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

  Marshall Funds, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end management investment company. The Corporation consists of eleven diversified portfolios (individually referred to as the "Fund", or collectively as the "Funds") which are presented herein:

                     PORTFOLIO NAME                                            INVESTMENT OBJECTIVE
                     --------------                                            --------------------
 Marshall Equity Income Fund ("Equity Income Fund") Above-average dividend income with appreciation of capital.

 Marshall Large-Cap Growth & Income Fund ("Large-Cap Growth &       Growth of capital and income.
  Income Fund") (formerly, Marshall Stock Fund)

 Marshall Mid-Cap Value Fund ("Mid-Cap Value Fund")                 Long-term capital growth and income.
  (formerly, Marshall Value Equity Fund)

 Marshall Mid-Cap Growth Fund ("Mid-Cap Growth Fund")               Appreciation of capital.
  (formerly, Marshall Mid-Cap Stock Fund)

 Marshall International Stock Fund ("International Stock Fund")     Long-term capital growth.

 Marshall Small-Cap Growth Fund ("Small-Cap Growth Fund")           Appreciation of capital.
  (formerly, Marshall Small-Cap Stock Fund)

 Marshall Short-Term Income Fund ("Short-Term Income Fund") Maximize total return consistent with current income.

 Marshall Intermediate Bond Fund ("Intermediate Bond Fund") Maximize total return consistent with current income.

 Marshall Government Income Fund ("Government Income Fund")         Current income.

 Marshall
                                                                     Intermediate
                                                                     Tax-Free
                                                                     Fund
                                                                     ("Intermediate
                                                                     Tax-Free
                                                                     Fund")
                                                                     Provide as
                                                                     high a
                                                                     level of
                                                                     income that
                                                                     is exempt
                                                                     from
                                                                     federal
                                                                     income tax
                                                                     as is
                                                                     consistent
                                                                     with
                                                                     preservation
                                                                     of capital.

 Marshall Money Market Fund ("Money Market Fund") Current income consistent with stability of principal.

  Money Market Fund is offered in two classes of shares: Class A Shares and Class B Shares. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

  Effective June 1, 1997, Marshall Stock Fund, Marshall Value Equity Fund, Marshall Mid-Cap Stock Fund, and Marshall Small-Cap Stock Fund, were renamed the Marshall Large-Cap Growth & Income Fund, Marshall Mid-Cap Value Fund, Marshall Mid-Cap Growth Fund, and Marshall Small-Cap Growth Fund, respectively.

2. SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

  Investment Valuations--Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities and investments in closed end investment companies are valued at the last sale price reported on a national securities exchange. Money Market Fund's use of the amortized cost method to value portfolio securities is in accordance with Rule 2a-7 under the Act. For fluctuating net asset value funds within the Corporation, short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities purchased with remaining maturities of sixty days or less may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value

  Repurchase Agreements--It is the policy of the Funds to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction, including accrued interest.



                                                   [_] MARSHALL FUNDS

  The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' adviser (or sub-adviser with respect to International Stock Fund) to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

  Investment Income, Expenses and Distributions--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded after the ex-dividend date based upon when information becomes available to the Fund.

  Federal Taxes--It is the Funds' policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal tax are necessary.

  However, federal taxes may be imposed on International Stock Fund upon the disposition of investments in passive foreign investment companies. Withholding taxes on foreign dividends have been provided for in accordance with the International Stock Fund's understanding of the applicable country's tax rules and rates.

  At August 31, 1997, the following Funds had capital loss carryforwards for federal tax purposes, which will reduce each Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve each Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as listed below:

--------------------------------------------------------------------------------

                        CAPITAL LOSS CAPITAL LOSS CAPITAL LOSS CAPITAL LOSS
                        CARRYFORWARD CARRYFORWARD CARRYFORWARD CARRYFORWARD TOTAL CAPITAL
                        TO EXPIRE IN TO EXPIRE IN TO EXPIRE IN TO EXPIRE IN     LOSS
FUND                        2002         2003         2004         2005     CARRYFORWARD
----                    ------------ ------------ ------------ ------------ -------------
Short-Term Income Fund    $302,405   $ 1,898,650   $  556,158   $  545,815   $ 3,303,028
Intermediate Bond Fund          --   $16,402,553   $6,100,494           --   $22,503,047
Government Income Fund    $155,781   $ 1,806,126           --   $1,184,492   $ 3,146,399
Intermediate Tax-Free
 Fund                           --   $    87,377   $  247,302           --   $   334,679

--------------------------------------------------------------------------------

  Net realized capital losses on Short-Term Income Fund, Intermediate Bond Fund and Government Income Fund of $389,609, $921,750 and $322,458, respectively, attributable to security transactions incurred after October 31, 1996, were treated as arising on the first day of each Fund's next taxable year (September 1, 1997).

  Net realized losses on International Stock Fund of $223,360, attributable to foreign currency transactions incurred after October 31, 1996, were treated as arising on the first day of International Stock Fund's next taxable year (September 1, 1997).

  When-Issued and Delayed Delivery Transactions--The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

  Deferred Expenses--The costs incurred by each Fund with respect to registration of their shares in their first fiscal year, excluding the initial expense of registering their shares, have been deferred and are being amortized over a period not to exceed five years from each Fund's commencement date.

  Futures Contracts--Large-Cap Growth & Income Fund, Mid-Cap Value Fund, Mid-Cap Growth Fund and Small-Cap Growth Fund purchase stock index futures contracts to manage cashflows, enhance yield, and to potentially reduce transaction costs. Upon entering into a stock index futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities.



 NOTES TO FINANCIAL STATEMENTS (continued)

  At August 31, 1997 the Funds had outstanding futures contracts as set forth below:

--------------------------------------------------------------------------------

                                                                                UNREALIZED
                                                                              APPRECIATION/
FUND                            EXPIRATION DATE CONTRACTS TO RECEIVE POSITION (DEPRECIATION)
----                            --------------- -------------------- -------- --------------
Large-Cap Growth & Income Fund  September 1997   10 S&P 500 Futures    Long      $ 11,274
Mid-Cap Growth Fund             September 1997    5 S&P 500 Futures    Long      ($42,938)
Small-Cap Growth Fund           September 1997       8 Russell 2000    Long      $100,299

--------------------------------------------------------------------------------

  As of August 31, 1997, Mid-Cap Value Fund had no outstanding futures contracts.

  Foreign Exchange Contracts--International Stock Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund's foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are "marked to market" daily at the applicable translation rates resulting in unrealized gains or losses. Realized gains or losses are recorded at the time the foreign currency exchange contract is offset by entering into a closing transaction or by the delivery or receipt of the currency. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At August 31, 1997, International Stock Fund had outstanding foreign exchange contracts as set forth below:

--------------------------------------------------------------------------------

                      FOREIGN CURRENCY UNITS                 CONTRACTS AT  UNREALIZED
SETTLEMENT DATE         TO DELIVER/RECEIVE   IN EXCHANGE FOR    VALUE     APPRECIATION
---------------       ---------------------- --------------- ------------ ------------
Contracts Purchased:
September 2, 1997     34,652 Pound Sterling      $56,014       $56,173        $159

--------------------------------------------------------------------------------

  Foreign Currency Translation--The accounting records of International Stock Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FCs") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

  Dollar Roll Transactions--The Funds, except for Money Market Fund, may enter into dollar roll transactions, with respect to mortgage securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, in which the Funds loan mortgage securities to financial institutions and simultaneously agree to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions are short-term financing arrangements which will not exceed twelve months. The Funds will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Funds' current yield and total return.

  Securities Lending--The Funds participate in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. Collateral is maintained at a minimum level of 100% of the market value on securities loaned, plus interest, if applicable. The Funds reimburse the custodian for the costs directly associated with the Funds' participation in the securities lending program, subject to a maximum fee.



                                                   [_] MARSHALL FUNDS

  As of August 31,1997, collateral held for securities loaned was as follows:

--------------------------------------------------------------------------------

                                 MARKET VALUE OF  MARKET VALUE
FUND                            SECURITIES LOANED OF COLLATERAL
----                            ----------------- -------------
Large-Cap Growth & Income Fund     $16,873,800     $17,497,200
Mid-Cap Value Fund                 $21,225,756     $23,175,150
Mid-Cap Growth Fund                $28,508,169     $29,478,100
International Stock Fund           $35,138,582     $37,061,480
Intermediate Bond Fund             $25,753,472     $26,697,913

--------------------------------------------------------------------------------

  Reclassification--Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are attributed to differing book/tax treatments for net operating losses, marked to market of Passive Foreign Investment Companies, and foreign currency transactions. Amount as of August 31, 1997, have been reclassified to reflect the following:

--------------------------------------------------------------------------------

                                    INCREASE (DECREASE)
                          ---------------------------------------
                                           UNDISTRIBUTED NET
                                               INVESTMENT
                          ACCUMULATED      INCOME/ACCUMULATED
                          NET REALIZED DISTRIBUTIONS IN EXCESS OF
FUND NAME                  GAIN/LOSS     NET INVESTMENT INCOME
---------                 ------------ --------------------------
Mid-Cap Growth Fund        ($891,593)           $891,593
Small-Cap Growth Fund      ($347,801)           $347,801
International Stock Fund   ($813,180)           $813,180

--------------------------------------------------------------------------------

  Net investment income, net realized gains/losses, and net assets were not affected by this change.

  Restricted Securities--Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. International Stock Fund's and Short-Term Income Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee. Money Market Fund's restricted securities are valued at amortized cost in accordance with Rule 2a-7 under the Act.

  Additional information on each restricted security held by International Stock Fund at August 31, 1997, is as follows:

--------------------------------------------------------------------------------

SECURITY                                     ACQUISITION DATE ACQUISITION COST
--------                                     ---------------- ----------------
Telefonica De Argentina S.A., ADR             9/7/94-8/21/96     $1,557,970
Qantas Airways Ltd., ADR                      7/31/95-3/7/96     $  832,512
Komercni Banka A.S., GDR                     5/22/96-6/17/96     $  316,800
MOL Magyar Olay, ADR                         11/22/95-5/7/96     $  806,418
Philippine Long Distance Telephone Co., GDR      9/29/95         $  499,980

--------------------------------------------------------------------------------

  Additional information on each restricted security held by Short-Term Income Fund at August 31, 1997, is as follows:

--------------------------------------------------------------------------------

SECURITY                                   ACQUISITION DATE ACQUISITION COST
--------                                   ---------------- ----------------
Corestates Capital Corp., Bank Guarantee,
 6.1325%, 2/15/2027                            2/25/97         $3,916,040
Edison Funding Co., Sr. Note, 6.75%,
 12/17/1999                                     6/4/97         $4,996,300
Florida Windstorm Under, 6.50%, 8/25/2002      7/31/97         $3,244,995
HSB Group, Inc. 6.66%, 7/15/2027               7/10/97         $3,958,600

--------------------------------------------------------------------------------



 NOTES TO FINANCIAL STATEMENTS (continued)

  Additional information on the restricted security held by Intermediate Bond Fund at August 31, 1997, is as follows:

--------------------------------------------------------------------------------

                                             ACQUISITION DATE ACQUISITION COST
                                             ---------------- ----------------
Starbank Capital Trust Series 144A, 6.578%,
 6/15/2027                                        6/5/97        $12,379,500

--------------------------------------------------------------------------------

  Additional information on the restricted security held by Government Income Fund at August 31, 1997, is as follows:

--------------------------------------------------------------------------------

                                             ACQUISITION DATE ACQUISITION COST
                                             ---------------- ----------------
HSB Group, Inc., Floating Rate Note, 6.66%,
 10/15/1997                                      7/10/97         $3,958,600

--------------------------------------------------------------------------------

  Additional information on each restricted security held by Money Market Fund at August 31, 1997, is as follows:

--------------------------------------------------------------------------------

SECURITY                                      ACQUISITION DATE ACQUISITION COST
--------                                      ---------------- ----------------
Combined Insurance Corp. of America, 5.799%,
 11/3/1997                                         5/7/97        $20,000,000
Commonwealth Life Insurance, 5.840%,
 9/1/1997                                     8/2/93-10/15/96    $50,000,000
Danaher Corp., 5.625%, 9/1/1997                    4/9/97        $10,000,000
Donaldson, Lufkin and Jenrette Securities
 Corp., Master Note, 5.655%, 9/1/1997             7/23/97        $50,000,000
General American Life Insurance Co., 5.870%,
 9/1/1997                                      9/3/96-2/27/97    $55,000,000
Goldman Sachs Group, LP, Master Note,
 5.750%, 10/7/1997                            4/10/97-7/21/97    $60,000,000
Jackson National Life Insurance Company,
 5.730%, 11/1/1997                                 4/8/96        $50,000,000
J.P. Morgan & Co., Inc., 5.635%, 9/1/1997      4/4/94-1/15/97    $52,200,000
Republic National Bank of New York, 5.725%,
 1/1/2020                                     2/28/97-3/17/97    $25,000,000
Transamerica Life Insurance and Annuity Co.,
 5.809%, 10/6/1997                                 1/6/97        $40,000,000
Travelers Insurance Company, 5.831%,
 10/1/1997                                        1/20/97        $50,000,000
Willamette Industries, Inc., 5.718%,
 1/1/2020                                      7/1/97-7/8/97     $20,000,000
Wisconsin Public Service, 5.490%, 9/5/1997    11/12/93-5/11/94   $10,000,000

--------------------------------------------------------------------------------

  Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

  Other--Investment transactions are accounted for on the trade date.

3. CAPITAL STOCK

  The Articles of Incorporation permit the Directors to issue 50 billion full and fractional shares of common stock, par value $0.0001 per share. At August 31, 1997, the capital paid-in was as follows:

--------------------------------------------------------------------------------

FUND                            CAPITAL PAID-
----                                  IN
                                --------------
Equity Income Fund              $  252,222,946
Large-Cap Growth & Income Fund  $  178,102,257
Mid-Cap Value Fund              $  102,911,705
Mid-Cap Growth Fund             $  146,530,183
International Stock Fund        $  180,856,289
Small-Cap Growth Fund           $   48,365,623
Short-Term Income Fund          $  152,070,092
Intermediate Bond Fund          $  419,982,656
Government Income Fund          $  205,911,882
Intermediate Tax-Free Fund      $   86,826,601
Money Market Fund               $1,380,143,588

--------------------------------------------------------------------------------



                                                   [_] MARSHALL FUNDS

  Transactions in capital stock were as follows:

--------------------------------------------------------------------------------

                            ----------------------  ----------------------  ----------------------
                                                     LARGE-CAP GROWTH &
                             EQUITY INCOME FUND          INCOME FUND         MID-CAP VALUE FUND
                            ----------------------  ----------------------  ----------------------
                            YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED
                            AUGUST 31,  AUGUST 31,  AUGUST 31,  AUGUST 31,  AUGUST 31,  AUGUST 31,
                               1997        1996        1997        1996        1997        1996
                            ----------  ----------  ----------  ----------  ----------  ----------
  Shares sold               10,346,734   6,255,226   3,109,742   4,298,980   2,321,462   3,603,620
  Shares issued to
   shareholders in payment
   of distributions
   declared                    598,334     238,663   2,355,870   1,144,142   1,614,014     930,711
  Shares redeemed           (3,074,398) (2,740,860) (6,850,139) (6,826,659) (9,178,441) (6,491,712)
                            ----------  ----------  ----------  ----------  ----------  ----------
  Net change resulting
   from share transactions   7,870,670   3,753,029  (1,384,527) (1,383,537) (5,242,965) (1,957,381)
                            ==========  ==========  ==========  ==========  ==========  ==========

--------------------------------------------------------------------------------

                            ----------------------  ----------------------  ----------------
                                                        INTERNATIONAL       SMALL-CAP GROWTH
                             MID-CAP GROWTH FUND         STOCK FUND               FUND
                            ----------------------  ----------------------  ----------------
                            YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  PERIOD ENDED
                            AUGUST 31,  AUGUST 31,  AUGUST 31,  AUGUST 31,   AUGUST 31,
                               1997        1996        1997        1996        1997*
                            ----------  ----------  ----------  ----------  ------------
  Shares sold                6,045,656   4,934,068   7,818,946   5,874,333   5,546,179
  Shares issued to
   shareholders in payment
   of distributions
   declared                    534,978     406,183     197,927     120,388          --
  Shares redeemed           (3,856,291) (3,579,779) (3,814,168) (2,273,523)   (917,613)
                            ----------  ----------  ----------  ----------   ---------
  Net change resulting
   from share transactions   2,724,343   1,760,472   4,202,705   3,721,198   4,628,566
                            ==========  ==========  ==========  ==========   =========

--------------------------------------------------------------------------------
*For the period from September 3, 1996 (date of initial public investment) to August 31, 1997.

--------------------------------------------------------------------------------

                            ----------------------  ------------------------  ----------------------
                                 SHORT-TERM                                        GOVERNMENT
                                 INCOME FUND        INTERMEDIATE BOND FUND         INCOME FUND
                            ----------------------  ------------------------  ----------------------
                            YEAR ENDED  YEAR ENDED  YEAR ENDED   YEAR ENDED   YEAR ENDED  YEAR ENDED
                            AUGUST 31,  AUGUST 31,  AUGUST 31,   AUGUST 31,   AUGUST 31,  AUGUST 31,
                               1997        1996        1997         1996         1997        1996
                            ----------  ----------  ----------   ----------   ----------  ----------
  Shares sold                9,291,644   7,157,123   10,675,888   15,992,321   8,834,407   5,753,556
  Shares issued to
   shareholders in payment
   of distributions
   declared                    356,927     311,379    1,513,322    1,476,468     646,704     494,460
  Shares redeemed           (4,738,729) (5,605,778) (13,568,319) (10,085,356) (2,966,414) (2,222,851)
                            ----------  ----------  -----------  -----------  ----------  ----------
  Net change resulting
   from share transactions   4,909,842   1,862,724   (1,379,109)   7,383,433   6,514,697   4,025,165
                            ==========  ==========  ===========  ===========  ==========  ==========

--------------------------------------------------------------------------------

                                                ----------------------
                                                    INTERMEDIATE
                                                    TAX-FREE FUND
                                                ----------------------
                                                YEAR ENDED  YEAR ENDED
                                                AUGUST 31,  AUGUST 31,
                                                   1997        1996
                                                ----------  ----------
  Shares sold                                   2,962,645   2,848,116
  Shares issued to shareholders in payment of      31,656      25,159
  distributions declared
  Shares redeemed                                (923,630)   (816,031)
                                                ---------   ---------
  Net change resulting from share transactions  2,070,671   2,057,244
                                                =========   =========

--------------------------------------------------------------------------------



 NOTES TO FINANCIAL STATEMENTS (continued)

--------------------------------------------------------------------------------

                                               ------------------------------
                                                     MONEY MARKET FUND
                                               ------------------------------
                                                 YEAR ENDED      YEAR ENDED
                                                 AUGUST 31,      AUGUST 31,
                                                    1997            1996
                                               --------------  --------------
  CLASS A SHARES
  Shares sold                                   3,774,164,146   3,347,680,311
  Shares issued to shareholders in payment of
   distributions declared                          12,155,219      10,071,706
  Shares redeemed                              (3,535,320,070) (3,446,715,442)
                                               --------------  --------------
  Net change resulting from Class A Share
   transactions                                   250,999,295     (88,963,425)
                                               ==============  ==============

--------------------------------------------------------------------------------

                                               --------------------------
                                                   MONEY MARKET FUND
                                               --------------------------
                                                YEAR ENDED    YEAR ENDED
                                                AUGUST 31,    AUGUST 31,
                                                   1997          1996
                                               ------------  ------------
  CLASS B SHARES
  Shares sold                                   613,879,666   560,449,868
  Shares issued to shareholders in payment of
   distributions declared                         4,997,688     3,430,075
  Shares redeemed                              (614,103,576) (509,499,472)
                                               ------------  ------------
  Net change resulting from Class B Share
   transactions                                   4,773,778    54,380,471
                                               ------------  ------------
  Net change resulting from Fund Share
   transactions                                 255,773,073   (34,582,954)
                                               ============  ============

--------------------------------------------------------------------------------

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

  Investment Advisory Fee--M&I Investment Management Corp., the Funds' investment adviser (the "Adviser"), receives for its services an annual investment advisory fee based on a percentage of each Fund's average daily net assets as listed below. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

--------------------------------------------------------------------------------

FUND                            ANNUAL RATE
----                            -----------
Equity Income Fund                 0.75%
Large-Cap Growth & Income Fund     0.75%
Mid-Cap Value Fund                 0.75%
Mid-Cap Growth Fund                0.75%
International Stock Fund           1.00%
Small-Cap Growth Fund              1.00%
Short-Term Income Fund             0.60%
Intermediate Bond Fund             0.60%
Government Income Fund             0.75%
Intermediate Tax-Free Fund         0.60%
Money Market Fund                  0.50%

--------------------------------------------------------------------------------

  Templeton Investment Counsel, Inc., is the sub-adviser (the "Sub-Adviser") for International Stock Fund. The Adviser compensates the Sub-Adviser based on the level of average aggregate daily net assets of International Stock Fund.

  Administrative Fee--Federated Administrative Services ("FAS"), under the Administrative Services Agreement, provides the Funds with administrative personnel and services. The fee paid to FAS is based on the level of average aggregate daily net assets of the Corporation for the period except for the Small-Cap Growth Fund which is based on the Fund's average daily net assets.

  Distribution Services Fee--International Stock Fund, Small-Cap Growth Fund and Money Market Fund have adopted Distribution Plans (the "Plans") pursuant to Rule 12b-1 under the Act. Under the terms of the Plans, the Funds will compensate Federated Securities Corp. ("FSC"), the Funds' principal distributor, from the net assets of each Fund to finance activities intended to result in the sale of shares of International Stock Fund, Small-Cap Growth Fund and Money



                                                   [_] MARSHALL FUNDS

Market Fund's Class B Shares. The Plans provide that the Funds may incur distribution expenses up to 0.25%, 0.25% and 0.30%, respectively, of the average daily net assets of International Stock Fund, Small-Cap Growth Fund and Money Market Fund's Class B Shares annually, to compensate FSC. The International Stock Fund and Small-Cap Growth Fund have no present intention of paying or accruing 12b-1 fees at this time.

  Shareholder Services Fee--Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Funds (except for Money Market Fund) will pay FSSC up to 0.25% of average daily net assets of the Funds for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion. Marshall Funds Investor Services ("MFIS") is the shareholder servicing agent for the Money Market Fund. The Money Market Fund may pay MFIS a fee equal to approximately 0.02% of the average daily net assets for the period of the Fund for which MFIS provides shareholder services. MFIS may voluntarily choose to waive any portion of its fee. MFIS can modify or terminate this voluntary waiver at any time at its sole discretion.

  Transfer and Dividend Disbursing Agent Fees and Expenses--Federated Services Company ("FServ") through its subsidiary, FSSC, serves as transfer and dividend disbursing agent for the Funds. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

  Portfolio Accounting Fees--FServ maintains the Funds' accounting records for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses. FServ may voluntarily choose to waive any portion of its fee.

  Custodian Fees--Marshall & Ilsley Trust Co. is the Funds' custodian. Marshall & Ilsley Trust Co. receives fees based on the level of each Fund's average daily net assets for the period. The custodian also charges a fee in connection with securities lending activities of the Funds.

  Organizational Expenses--Organizational expenses were borne initially by FAS. The Funds have agreed to reimburse FAS for the organizational expenses during the five year period following each Fund's effective date. For the period ended August 31, 1997, the following amounts were paid pursuant to this agreement:

--------------------------------------------------------------------------------

                                ORGANIZATIONAL ORGANIZATIONAL
FUND                               EXPENSES    EXPENSES PAID
----                            -------------- --------------
Equity Income Fund                 $18,857        $ 4,609
Large-Cap Growth & Income Fund     $30,018        $12,611
Mid-Cap Value Fund                 $18,485        $ 4,518
Mid-Cap Growth Fund                $16,434        $ 4,017
International Stock Fund           $18,401        $ 3,809
Small-Cap Growth Fund              $35,592        $ 6,723
Short-Term Income Fund             $23,033        $ 7,778
Intermediate Bond Fund             $23,413        $ 9,750
Government Income Fund             $22,735        $ 9,475
Intermediate Tax-Free Fund         $16,416        $ 3,187
Money Market Fund                  $59,536        $24,429

--------------------------------------------------------------------------------

  General--Certain of the Officers and Directors of the Corporation are Officers and Directors of the above companies.



 NOTES TO FINANCIAL STATEMENTS (continued)

5. INVESTMENT TRANSACTIONS

  Purchases and sales of investments, excluding short-term securities, for the period ended August 31, 1997, were as follows:
--------------------------------------------------------------------------------

FUND                             PURCHASES      SALES
----                            ------------ ------------
Equity Income Fund              $228,621,571 $137,423,624
Large-Cap Growth & Income Fund  $104,257,030 $159,789,936
Mid-Cap Value Fund              $ 82,062,627 $145,772,153
Mid-Cap Growth Fund             $363,222,604 $338,949,459
International Stock Fund        $ 67,054,122 $ 41,229,105
Small-Cap Growth Fund           $110,612,865 $ 64,483,516
Short-Term Income Fund          $143,329,174 $109,823,574
Intermediate Bond Fund          $582,970,627 $613,758,082
Government Income Fund          $678,989,835 $572,939,816
Intermediate Tax-Free Fund      $ 60,268,158 $ 38,913,954

--------------------------------------------------------------------------------

6. CONCENTRATION OF CREDIT RISK

  International Stock Fund invests in equity and fixed income securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.



                                      REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors of

MARSHALL EQUITY INCOME FUND
MARSHALL LARGE-CAP GROWTH & INCOME FUND
MARSHALL MID-CAP VALUE FUND MARSHALL MID-CAP GROWTH FUND MARSHALL INTERNATIONAL STOCK FUND MARSHALL SMALL-CAP GROWTH FUND MARSHALL SHORT-TERM INCOME FUND MARSHALL INTERMEDIATE BOND FUND MARSHALL GOVERNMENT INCOME FUND MARSHALL INTERMEDIATE TAX-FREE FUND MARSHALL MONEY MARKET FUND

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio of investments of the Marshall Equity Income Fund, the Marshall Large-Cap Growth & Income Fund, the Marshall Mid-Cap Value Fund, the Marshall Mid-Cap Growth Fund, the Marshall International Stock Fund, the Marshall Small-Cap Growth Fund, the Marshall Short-Term Income Fund, the Marshall Intermediate Bond Fund, the Marshall Government Income Fund, the Marshall Intermediate Tax-Free Fund, and the Marshall Money Market Fund (the eleven portfolios constituting the Marshall Funds, Inc., a Wisconsin corporation), as of August 31, 1997, and the related statements of operations, changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1997, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out other alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Marshall Funds, Inc., as identified above, the results of their operations, the changes in their net assets and their financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                      Arthur Andersen LLP

Pittsburgh, Pennsylvania,
 October 17, 1997



DIRECTORS                        OFFICERS


Ody J. Fish                      Edward C. Gonzales
                                   Chairman and Treasurer
John DeVincentis
                                 Joseph S. Machi
Edward C. Gonzales                 Vice President and Assistant Treasurer

Paul E. Hassett                  Peter J. Germain
                                   Secretary

                                 Brooke J. Billick
                                   Assistant Secretary

                                 C. Todd Gibson
                                   Assistant Secretary



  Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal
     Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal. Although money market funds seek to maintain a stable net asset value of $1.00 per share, there is no assurance that they will be able to do so.

 Thisreport is authorized for distribution to prospective investors only when preceded or accompanied by the Funds' prospectus, which contains facts
 concerning                    each Fund's objective and policies, management
                               fees, expenses, and other information.


[LOGO]

Marshall Funds Investor Services
1000 North Water Street
P.O. Box 1348
Milwaukee, Wisconsin 53201-1348

800-236-FUND (3863) or 414-287-8595
TDD:  Speech and Hearing Impaired Services
800-209-3520
www.marshallfunds.com
Federated Securities Corp., Distributor G00406-02  (10/97)

1A. The graphic representation here displayed consists of two charts. One chart outlines the top five business sectors that the Marshall Equity Income Fund ("Equity Income Fund") invests in as well as its percentage of net assets as of August 31, 1997. The information is as follows: Financial, 27.6%; Energy, 16.2%; Consumer Non-Durables, 15.7%; Utilities, 12.9%; Raw Materials/Intermediate Goods, 7.0%. The second chart outlines the Equity Income Fund's five largest stock holdings and its percentage of net assets as of August 31, 1997. The information is as follows: Royal Dutch Petroleum Co., 2.8%; Philip Morris Companies, Inc., 2.7%; Xerox Corporation, 2.2%; Exxon Corp., 1.9%; Bristol-Myers Squibb Co., 1.9%.

2A. The graphic representation here displayed consists of one chart outlining the average annual total returns for the Equity Income Fund as of August 31, 1997 for the 1-year, 3-year, and since inception (9/30/93) periods. The returns are as follows: 30.95%; 20.14%; and 17.54%, respectively.

3A. The graphic presentation here displayed consists of a line graph. The corrresponding components of the line graph are listed beneath the graphic presentation. The Equity Income Fund is represented by a solid line, whereas Standard & Poor's 500 Index ("S&P 500") is represented by a broken dotted line and Lipper Equity Income Funds Index ("LEIFI") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Equity Income Fund and S&P 500 and LEIFI from its inception on September 30, 1993 to August 31, 1997. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Equity Income Fund as compared to S&P 500 and LEIFI; the ending values are $18,847; $21,557; and $18,194, respectively.

1B. The graphic representation here displayed consists of two charts. One chart outlines the top five business sectors that the Marshall Large-Cap Growth & Income Fund ("Large-Cap Growth & Income Fund") invests in as well as its percentage of net assets as of August 31, 1997. The information is as follows:
Consumer Non-Durables, 34.5%; Capital Goods, 19.2%; Financial, 17.8%; Utilities, 8.4%; Energy, 7.9%. The second chart outlines the Large-Cap Growth & Income Fund's five largest stock holdings and its percentage of net assets as of August 31, 1997. The information is as follows: General Electric Company, 2.9%; Philip Morris Companies, Inc., 2.8%; International Business Machines Corp., 2.7%; Exxon Corp., 2.6%; and Bank America Corporation, 2.3%.

2B. The graphic representation here displayed consists of one chart outlining the average annual total returns for the Large-Cap Growth & Income Fund as of August 31, 1997 for the 1-year, 3-year, and since inception (11/20/92) periods. The returns are as follows: 34.50%; 20.58%; and 12.95%, respectively.

3B. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed beneath the graphic presentation. The Large-Cap Growth & Income Fund is represented by a solid line, whereas Standard & Poor's 500 Index ("S&P 500") is represented by a broken dotted line and Lipper Growth and Income Funds Index ("LGIF") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Large-Cap Growth & Income Fund and S&P 500 and LGIF from its inception on November 20, 1992 to August 31, 1997. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Large-Cap Growth & Income Fund as compared to S&P 500 and LGIF; the ending values are $15,410; $19,489; and $18,499, respectively.

1C. The graphic representation here displayed consists of two charts. One chart outlines the top five business sectors that the Marshall Mid-Cap Value Fund ("Mid-Cap Value Fund") invests in as well as its percentage of net assets as of August 31, 1997. The information is as follows: Consumer Non-Durables, 27.4%; Raw Materials/Intermediate Goods, 23.5%; Consumer Durables, 8.4%; Capital Goods, 8.0%; and Telecommunications, 7.4%. The second chart outlines the Mid-Cap Value Fund's five largest stock holdings and its percentage of net assets as of August 31, 1997. The information is as follows: Silicon Graphics, Inc., 3.8%; Stewart & Stevenson Services, 3.5%; Wellman, Inc., 3.2%; Calgon Carbon Corp., 3.2%; and Imperial Chemical Industries, PLC, ADR, 3.2%.

2C. The graphic representation here displayed consists of one chart outlining the average annual total returns for the Mid-Cap Value Fund as of August 31, 1997 for the 1-year, 3-year, and since inception (9/30/93) periods. The returns are as follows: 30.20%; 17.07%; and 15.75%, respectively.

3C. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed beneath the graphic presentation. The Mid-Cap Value Fund is represented by a solid line, whereas Standard & Poor's Mid-Cap 400 Index ("S&P 400") is represented by a broken line, Lipper Mid-Cap Funds Index ("LMCFI") is represented by a broken dotted line, and Standard & Poor's 500 Index ("S&P 500") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Mid-Cap Value Fund, S&P 400, LMCFI, and S&P 500 from its inception on September 30, 1993 to August 31, 1997. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Mid-Cap Value Fund as compared to S&P 400, LMCFI, and S&P 500; the ending values are $17,746, $19,164, $17,872, and $21,557, respectively.

1D. The graphic representation here displayed consists of two charts. One chart outlines the top five business sectors that the Marshall Mid-Cap Growth Fund ("Mid-Cap Growth Fund") invests in as well as its percentage of net assets as of August 31, 1997. The information is as follows: Consumer Non-Durables, 69.3%; Financial, 11.7%; Telecommunications, 8.0%; Capital Goods, 5.3%; and Insurance, 2.1%. The second chart outlines the Mid-Cap Growth Fund's five largest stock holdings and its percentage of net assets as of August 31, 1997. The information is as follows: Kohl's Corp., 3.5%; Tellabs, Inc., 2.7%; ENSCO International, Inc., 2.6%; KLA-Tencor Corp., 2.5%; Mercantile Bancorporation, Inc., 2.5%.

2D. The graphic representation here displayed consists of one chart outlining the average annual total returns for the Mid-Cap Growth Fund as of August 31, 1997 for the 1-year, 3-year, and since inception (9/30/93) periods. The returns are as follows: 19.14%; 21.65%; and 15.35%, respectively.

3D. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed beneath the graphic presentation. The Mid-Cap Growth Fund is represented by a solid line, whereas Standard & Poor's Mid-Cap 400 Index ("SPMC") is represented by a broken dotted line and the Lipper Mid-Cap Fund Index ("LMCFI") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Mid-Cap Growth Fund and SPMC and LMCFI from its inception on September 30, 1993 to August 31, 1997. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Mid-Cap Growth Fund as compared to SPMC and LMCFI; the ending values are $17,508; $19,164; and $17,872, respectively.

1E. The graphic presentation here displayed consists of four charts. One chart outlines the top five business sectors that the Marshall International Stock Fund ("International Stock Fund") invests in as well as its percentage of net assets as of August 31, 1997. The information is as follows: Banking, 9.1%; Telephone, 5.5%; Insurance, 5.5%; Electric Utilities, 4.8%; Chemicals, 3.7%. The second chart outlines the International Stock Fund's five largest stock holdings and its percentage of net assets as of August 31, 1997. The information is as follows: BTR Plc, 3.0%; British Steel PLC ADR, 2.4%; YPF Sociedad Anonima ADR, 2.1%; Philips Electronics N.V., 2.0%; and Telecommunicacoes Brasileiras S.A., ADR, 1.8%.The third chart outlines the International Stock Fund's regional exposure and its percentage of net assets as of August 31, 1997. The information is as follows: Europe, 52.4%; Pacific Rim, 13.7%; Latin America, 8.3%; North America, 7.0%; Japan, 2.0%. The fourth chart outlines the International Stock Fund's country allocations and its percentage of net assets as of August 31, 1997. The information is as follows: Great Britain, 12.4%; France, 7.0%; Spain, 6.0%; Netherlands, 4.9%; and Australia, 4.6%.

2E. The graphic representation here displayed consists of one chart outlining the average annual total returns for the International Stock Fund as of August 31, 1997 for the 1-year, 3-year, and since inception (9/1/94) periods. The returns are as follows: 22.73%, 11.87%, and 11.87%, respectively.

3E. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed beneath the graphic presentation. The International Stock Fund is represented by a solid line, whereas the Morgan Stanley Capital Europe, Australia, Far East Index ("EAFE") is represented by a broken dotted line and the Lipper International Funds Index ("LIFI") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the International Stock Fund and EAFE and LIFI from its inception on September 1, 1994 to February 28, 1997. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the International Stock Fund as compared to EAFE and LIFI; the ending values are $14,003; $11,823; and $12,693, respectively.

1F. The graphic representation here displayed consists of two charts. One chart outlines the top five business sectors that the Marshall Small-Cap Growth Fund ("Small-Cap Growth Fund") invests in as well as its percentage of net assets as of August 31, 1997. The information is as follows: Consumer Non-Durables, 56.0%; Capital Goods, 19.3%; Financial, 11.2%; Energy, 4.4%; Telecommunications, 4.4. The second chart outlines the Small-Cap Growth Fund's five largest stock holdings and its percentage of net assets as of August 31, 1997. The information is as follows: Powerhouse Technologies, Inc., 3.5%; Corestaff, Inc., 2.9%; Silicon Valley Bancshares, 2.9%; Outdoor Systems, Inc., 2.8%; Stewart Enterprises, Inc. Class A, 2.8%.

2F. The graphic representation here displayed consists of one chart outlining the average annual total returns for the Small-Cap Growth Fund as of August 31, 1997 for the 1-year and since inception (11/1/95) periods. The returns are as follows: 21.22% and 46.92%, respectively.

3F. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed beneath the graphic presentation. The Small-Cap Growth Fund is represented by a solid line, whereas the Russell 2000 Index ("Russell 2000") is represented by a broken dotted line and Lipper Small Cap Funds Index ("LSCFI") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Small-Cap Growth Fund and Russell 2000 and LSCFI from its inception on November 1, 1995 to February 28, 1997. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Small-Cap Stock Fund as compared to Russell 2000 and LSCFI; the ending values are $20,240; $14,697; and $13,485, respectively.

1G. The graphic representation here displayed consists of two charts. One chart outlines the portfolio diversification of the Marshall Short-Term Income Fund ("Short-Term Income Fund") as well as its percentage of net assets as of August 31, 1997. The information is as follows: AAA Rated Corporate Bonds, 48.5%; Government Agency, 23.1%; A Rated Corporate Bonds, 13.9%; Cash & Cash Equivalents, 13.1%; AA Rated Corporate Bonds, 0.9%. The second chart outlines the Short-Term Income Fund's fund statistics as of August 31, 1997. The information is as follows: SEC 30-day yield, 6.43%; Dollar-weighted average maturity, 2.70 years; Duration, 1.22 years.

2G. The graphic representation here displayed consists of one chart outlining the average annual total returns for the Short-Term Income Fund as of August 31, 1997 for the 1-year, 3-year, and since inception (11/1/92) periods. The returns are as follows: 7.20%; 6.19%; and 4.99%, respectively.

3G. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed beneath the graphic presentation. The Short-Term Income Fund is represented by a solid line and whereas the Lipper Short-Term Investment Grade Bond Funds Index ("LSTIBI") is represented by a broken line, and IBC/Donoghue's Taxable Money Fund Average ("DMFA") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Short-Term Income Fund and LSTIBI and DMFA from its inception on November 1, 1992 to August 31, 1997. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Short-Term Income Fund as compared to LSTIBI and DMFA; the ending values are $12,655; $12,858; $12,261, respectively.

1H. The graphic representation here displayed consists of two charts. One chart outlines the portfolio diversification of the Marshall Intermediate Bond Fund ("Intermediate Bond Fund") as well as its percentage of net assets as of August 31, 1997. The information is as follows: A Rated Corporate Bonds, 53.1%; AAA Rated Corporate Bonds, 30.2%, Government Agency, 6.1%; U.S. Treasury, 5.1%, BBB Rated Corporate Bonds, 3.2%; AA Rated Corporate Bonds, 1.5%; Cash & Cash Equivalents, 0.8%. The second chart outlines the Intermediate Bond Fund's fund statistics as of August 31, 1997. The information is as follows: SEC 30-day yield, 6.08%; Dollar-weighted average maturity, 4.91 years; Duration, 3.05years.

2H. The graphic representation here displayed consists of one chart outlining the average annual total returns for the Intermediate Bond Fund as of August 31, 1997 for the 1-year, 3-year, and since inception (11/23/92) periods. The returns are as follows: 8.42%; 6.81%; and 5.46%, respectively.

3H. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed beneath the graphic presentation. The Intermediate Bond Fund is represented by a solid line, whereas Lehman Brothers Government/Corporate Intermediate Index ("LGCI") is represented by a broken dotted line and Lipper Short/Intermediate Investment Grade Bond Funds Index ("LIBF") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Intermediate Bond Fund and LGCI and LIBF from its inception on November 23, 1992 to August 31, 1997. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Intermediate Bond Fund as compared to LGCI and LIBF; the ending values are $12,895; $13,593; and $13,629, respectively.

1I. The graphic representation here displayed consists of two charts. One chart outlines the portfolio diversification of the Marshall Government Income Fund ("Government Income Fund") as well as its percentage of net assets as of August 31, 1997. The information is as follows: FNMA/MBS, 38.5%; FHLMC/MBS, 30.6%; CMO/ABS, 27.0%; GNMA/MBS, 22.9%; Corporate, 1.9%. The second chart outlines the Government Income Fund's fund statistics as of August 31, 1997. The information is as follows: SEC 30-day yield, 6.20%; Dollar-weighted average maturity, 8.41 years; Duration, 4.28 years.

2I. The graphic representation here displayed consists of one chart outlining the average annual total returns for the Government Income Fund as of August 31, 1997 for the 1-year, 3-year, and since inception (12/13/92) periods. The returns are as follows: 9.35%; 7.68%; and 5.90%, respectively.

3I. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed beneath the graphic presentation. The Government Income Fund is represented by a solid line, whereas Lehman Mortgage Index ("LMI") is represented by a broken dotted line and Lipper U.S. Mortgage Funds Index ("LUSMI") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Government Income Fund and LMI and LUSMI from its inception on December 13, 1992 to August 31, 1997. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Government Income Fund as compared to LMI and LUSMI; the ending values are $13,109; $13,840; and $13,055, respectively.

1J. The graphic representation here displayed consists of two charts. One chart outlines the portfolio diversification of the Marshall Intermediate Tax-Free Fund ("Intermediate Tax-Free Fund") as well as its percentage of net assets as of August 31, 1997. The information is as follows: Wisconsin, 11.9%; Illinois, 10.8%; Utah, 8.1%; Arizona, 7.7%; Ohio, 7.0%. The second chart outlines the Intermediate Tax-Free Fund's fund statistics as of August 31, 1997. The information is as follows: SEC 30-day yield, 3.98%; Dollar-weighted average maturity, 6.97 years; Duration, 5.52 years.

2J. The graphic representation here displayed consists of one chart outlining the average annual total returns for the Intermediate Tax-Free Fund as of August 31, 1997 for the 1-year, 3-year, and since inception (2/2/94) periods. The returns are as follows: 6.67%; 5.60%; and 4.39%, respectively.

3J. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed beneath the graphic presentation. The Intermediate Tax-Free Fund is represented by a solid line, whereas Lehman Brothers 5-Year G.O. Index ("L5GO") is represented by a broken dotted line and Lipper Intermediate Municipal Funds Index ("LIMI") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Intermediate Tax-Free Fund and L5GO and LIMI from its inception on February 2, 1994 to August 31, 1997. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Intermediate Tax-Free Fund as compared to L5GO and LIMI; the ending values are $11,665; $11,815; and $11,652, respectively.

K. The graphic representation here displayed consists of one chart which outlines the Marshall Money Market Fund's fund statistics as of August 31, 1997. The information is as follows: 7-day Current Yield, Class A Shares--5.38%; Class B Shares--5.08%; 7-day Effective Yield, Class A Shares--5.53%; Class B Shares--5.21%. Dollar-Weighted Avg. Maturity, 50 days.